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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

Evergreen Equity Trust

____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

___________________________________________________________
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for twelve of its series, Evergreen Disciplined Small-Mid Value Fund, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500 Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Mid Cap Core Fund, Evergreen Golden Large Cap Core Fund, Evergreen Intrinsic Value Fund, Evergreen Small Cap Value Fund and Evergreen Special Values Fund for the year ended July 31, 2008. These twelve series have a July 31, fiscal year end.

Date of reporting period: July 31, 2008

Item 1 - Reports to Stockholders.

Evergreen Disciplined Small-Mid Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Disciplined Small-Mid Value Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

1

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Notice to Shareholders:

On June 12, 2008, the Board of Trustees approved the liquidation of the Fund which is expected to occur on or about September 26, 2008.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/14/2005

	Class A	Class I
Class inception date	12/14/2005	12/14/2005

Nasdaq symbol	EDASX	EDISX

Average annual return*

1-year with sales charge	-21.23%	N/A

1-year w/o sales charge	-16.42%	-16.17%

Since portfolio inception	-4.55%	-2.11%

Maximum sales charge	5.75%	N/A
	Front-end

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class I, please go to EvergreenInvestments.com/fundperformance. Class A shares are not available for sale to the public. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $1,000,000 investment in the Evergreen Disciplined Small-Mid Value Fund Class I shares versus a similar investment in the Russell 2500 Value Index (Russell 2500 Value) and the Consumer Price Index (CPI).

The Russell 2500 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class I shares returned -16.17% for the twelve-month period ended July 31, 2008. During the same period, the Russell 2500 Value returned -11.90%.

The fund’s objective is to seek long-term capital growth.

Equity indexes declined significantly during the fiscal year, despite a campaign of rate cuts by the Federal Reserve Board and a large fiscal stimulus package from Congress. Stock prices fell amid concerns about a slowing economy, a weakening dollar, a massive housing slump, substantial write-offs and losses by financial companies, and rapid increases in commodity prices. Value-oriented stocks were hit particularly hard, especially in the Financials sector, which comprises almost one-third of the benchmark weight.

The fund pursues a strategy of investing in value-oriented companies in the small- and medium-capitalization range. This portfolio strategy uses a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market data. The process is principally quantitative and objective in nature, searching for stocks that are attractive on the basis of valuation, quality, and sentiment. Risk is explicitly managed with both state-of-the-art tools and traditional-style research to help ensure a well-diversified portfolio that is highly reflective of the benchmark. This process is geared towards adding value relative to the benchmark through stock selection, with no active view on individual sector performance. Sector neutrality was largely the case during the fiscal year, as is typical with this style. The exception was the underweighting of Financials stocks, which was the result of a risk-control decision following the deterioration of the credit markets. This decision contributed modestly to performance. Stock selection was the primary reason the fund underperformed its benchmark for the fiscal year.

Stock selection was particularly weak in the Financials, Energy, and Industrials sectors. In the Financials sector, our slight overweight of PMI Group, an insurer heavily involved in mortgage insurance, detracted from results as the company’s share price dropped substantially over concerns about its troubled mortgage-related exposure. St. Mary Land & Exploration, an oil and gas producer, contributed negatively to fund results in the Energy sector after we purchased the stock at the beginning of July 2008. Finally, our overweight of UAL Corp., which operates United Airlines, detracted from relative performance, as airlines were squeezed by skyrocketing oil prices. The worst relative performer was CF Industries, a fertilizer producer that we did not own. Its share price appreciated dramatically.

Contributing positively to results were stock selections in the Consumer Discretionary, Consumer Staples and Information Technology sectors. Consumer Discretionary company Hasbro, the well-known game and toy manufacturer, was a successful overweight in the portfolio, reporting earnings above expectations. Our position in

6

PORTFOLIO MANAGER COMMENTARY continued

Consumer Staples name Molson Coors Brewing provided a positive contribution as this company continued to surpass earnings estimates. Finally, our holding of ManTech International, an Information Technology entity, supported results as the company continued to impress investors.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 927.54	$5.66
Class I	$1,000.00	$ 928.79	$4.41
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.00	$5.92
Class I	$1,000.00	$1,020.29	$4.62

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.18% for Class A and 0.92% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2008	2007	2006[1]

Net asset value, beginning of period	$11.07	$10.44	$10.00

Income from investment operations
Net investment income (loss)	0.11	0.08	0.06
Net realized and unrealized gains or losses on investments	(1.88)	0.72[2]	0.38

Total from investment operations	(1.77)	0.80	0.44

Distributions to shareholders from
Net investment income	(0.09)	(0.12)	0
Net realized gains	(0.25)	(0.05)	0

Total distributions to shareholders	(0.34)	(0.17)	0

Net asset value, end of period	$8.96	$11.07	$10.44

Total return[3]	(16.42)%	7.59%	4.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$26	$32	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.18%	1.16%	1.11%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.44%	1.90%	3.38%[4]
Net investment income (loss)	1.05%	1.45%	0.97%[4]
Portfolio turnover rate	63%	73%	63%

1	For the period from December 14, 2005 (commencement of class operations), to July 31, 2006.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2008	2007	2006[1]

Net asset value, beginning of period	$11.11	$10.45	$10.00

Income from investment operations
Net investment income (loss)	0.14	0.12	0.07
Net realized and unrealized gains or losses on investments	(1.89)	0.72[2]	0.38

Total from investment operations	(1.75)	0.84	0.45

Distributions to shareholders from
Net investment income	(0.11)	(0.13)	0
Net realized gains	(0.25)	(0.05)	0

Total distributions to shareholders	(0.36)	(0.18)	0

Net asset value, end of period	$9.00	$11.11	$10.45

Total return	(16.17)%	7.94%	4.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,691	$27,816	$6,665
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.92%	0.93%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.61%	3.20%[3]
Net investment income (loss)	1.31%	1.76%	1.20%[3]
Portfolio turnover rate	63%	73%	63%

1	For the period from December 14, 2005 (commencement of class operations), to July 31, 2006.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 11.8%
Auto Components 1.0%
Autoliv, Inc.	1,066	$41,617
BorgWarner, Inc.	2,547	102,695
Lear Corp.	4,494	64,758

		209,070

Diversified Consumer Services 0.5%
Stewart Enterprises, Inc., Class A	11,769	104,862

Hotels, Restaurants & Leisure 1.0%
Bob Evans Farms, Inc.	3,974	113,815
CEC Entertainment, Inc.	2,045	71,289
DineEquity, Inc.	588	13,583

		198,687

Household Durables 2.1%
American Greetings Corp., Class A	5,481	81,228
Leggett & Platt, Inc.	5,569	108,596
NVR, Inc. *	169	93,342
Tupperware Brands Corp.	3,332	129,948

		413,114

Internet & Catalog Retail 0.6%
FTD Group, Inc.	7,935	113,470

Leisure Equipment & Products 0.9%
Hasbro, Inc.	4,506	174,472

Media 1.7%
DreamWorks Animation SKG, Inc., Class A *	3,315	98,456
Marvel Entertainment, Inc. *	2,499	86,715
Media General, Inc., Class A ρ	3,666	46,485
R.H. Donnelley Corp.	2,411	3,737
Scholastic Corp. *	3,785	97,615

		333,008

Real Estate Investment Trusts 0.3%
Sunstone Hotel Investors, Inc.	4,118	53,287

Specialty Retail 2.6%
Aaron Rents, Inc.	3,128	85,926
Barnes & Noble, Inc.	2,380	56,311
Jo-Ann Stores, Inc.	3,826	84,057
RadioShack Corp.	5,921	98,762
Rent-A-Center, Inc. *	3,639	77,147
Talbots, Inc. ρ	8,402	117,712

		519,915

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 1.1%
Jones Apparel Group, Inc.	8,208	$137,402
Quiksilver, Inc. *	10,610	81,379

		218,781

CONSUMER STAPLES 5.1%
Beverages 0.5%
Molson Coors Brewing Co., Class B	1,890	102,003

Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	4,203	103,394
Longs Drug Stores Corp.	2,664	124,542
Spartan Stores, Inc.	4,020	95,636

		323,572

Food Products 1.8%
Corn Products International, Inc.	3,637	169,157
Del Monte Foods Co.	4,619	97,368
Ralcorp Holdings, Inc. * ρ	1,502	81,048

		347,573

Household Products 0.5%
Church & Dwight Co.	1,864	102,278

Tobacco 0.7%
Universal Corp.	2,561	132,199

ENERGY 6.6%
Energy Equipment & Services 2.5%
Grey Wolf, Inc. *	14,214	121,387
Patterson-UTI Energy, Inc.	3,628	103,108
SEACOR Holdings, Inc. *	1,666	139,394
Tidewater, Inc.	2,220	133,067

		496,956

Oil, Gas & Consumable Fuels 4.1%
Cimarex Energy Co.	2,409	125,533
Helix Energy Solutions, Inc. *	2,905	92,757
Mariner Energy, Inc. *	4,220	111,661
Overseas Shipholding Group, Inc.	1,924	151,515
St. Mary Land & Exploration Co.	1,669	71,033
Stone Energy Corp. *	1,310	66,836
Swift Energy Co. *	2,009	102,097
W&T Offshore, Inc.	1,773	78,473

		799,905

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS 23.5%
Capital Markets 1.5%
Knight Capital Group, Inc., Class A *	7,902	$129,514
MCG Capital Corp.	14,517	69,391
Waddell & Reed Financial, Inc., Class A	3,114	104,008

		302,913

Commercial Banks 5.8%
Banco Latinoamericano de Exportaciones SA	6,263	114,863
Bank of Hawaii Corp.	1,147	57,797
BOK Financial Corp.	1,373	54,920
Center Financial Corp.	3,833	42,163
Central Pacific Financial Corp.	3,349	37,073
Citizens Republic Bancorp, Inc.	6,482	21,715
Colonial BancGroup, Inc. ρ	4,792	31,915
East West Bancorp, Inc.	3,284	39,112
First Horizon National Corp.	5,299	49,811
Hanmi Financial Corp.	7,472	39,602
Irwin Financial Corp.	7,598	31,228
Oriental Financial Group, Inc.	7,043	122,337
Pacific Capital Bancorp ρ	4,288	56,044
Peoples Bancorp, Inc.	4,603	83,775
Popular, Inc. ρ	14,135	97,107
Santander Bancorp	6,892	75,674
Simmons First National Corp., Class A	1,961	58,340
South Financial Group, Inc.	5,382	32,453
Southwest Bancorp, Inc.	5,252	73,213
Taylor Capital Group, Inc.	4,271	29,513

		1,148,655

Consumer Finance 1.0%
Cash America International, Inc.	2,656	111,977
Global Cash Access Holdings, Inc. *	12,340	73,916

		185,893

Diversified Financial Services 0.8%
NASDAQ OMX Group, Inc. *	2,683	74,507
PHH Corp.	4,828	74,786

		149,293

Insurance 10.6%
Allied World Assurance Co. Holdings, Ltd.	2,453	102,069
American Physicians Capital, Inc.	1,633	81,291
Arch Capital Group, Ltd. *	2,723	189,875
Aspen Insurance Holdings, Ltd.	6,234	158,281
Axis Capital Holdings, Ltd.	5,982	189,510
Cathay Financial Holding Co., Ltd. ρ	2,955	47,103

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
HCC Insurance Holdings, Inc.	5,272	$119,411
IPC Holdings, Ltd.	5,559	178,444
National Financial Partners Corp.	1,599	33,339
PartnerRe, Ltd.	2,088	146,828
Reinsurance Group of America, Inc.	2,764	137,371
RenaissanceRe Holdings, Ltd.	3,703	188,372
Safety Insurance Group, Inc.	2,005	85,152
StanCorp Financial Group, Inc.	2,255	111,375
TransAtlantic Holdings, Inc.	1,328	76,944
Universal American Financial Corp.	5,754	166,693
Zenith National Insurance Corp.	2,425	83,444

		2,095,502

Real Estate Investment Trusts 3.2%
Agree Realty Corp.	4,054	117,080
Annaly Capital Management, Inc.	2,549	38,413
Arbor Realty Trust, Inc. ρ	4,537	49,726
Capital Trust, Inc., Class A ρ	1,803	27,802
Deerfield Capital Corp.	7,599	4,635
First Industrial Realty Trust, Inc.	2,629	65,173
Gramercy Capital Corp.	2,712	18,333
Hospitality Properties Trust	4,328	92,186
HRPT Properties Trust	12,003	84,141
LaSalle Hotel Properties	3,304	75,034
LTC Properties, Inc.	1,944	56,823

		629,346

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	1,565	74,556

Thrifts & Mortgage Finance 0.2%
Corus Bankshares, Inc.	4,746	18,557
FirstFed Financial Corp. * ρ	1,502	12,016
PMI Group, Inc.	4,474	11,230

		41,803

HEALTH CARE 6.8%
Health Care Equipment & Supplies 0.7%
Merit Medical Systems, Inc. *	3,983	80,497
Varian Medical Systems, Inc. *	1,138	56,217

		136,714

Health Care Providers & Services 3.3%
AMERIGROUP Corp. *	4,439	112,751
Centene Corp. *	5,348	119,314
Health Net, Inc. *	2,170	60,673

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services continued
Kindred Healthcare, Inc.	2,279	$61,465
Molina Healthcare, Inc. *	3,631	108,349
Owens & Minor, Inc.	2,311	106,121
Tenet Healthcare Corp. *	14,084	81,546

		650,219

Life Sciences Tools & Services 1.3%
Charles River Laboratories International, Inc. *	1,448	96,234
Invitrogen Corp. *	3,680	163,208

		259,442

Pharmaceuticals 1.5%
King Pharmaceuticals, Inc. *	12,217	140,618
Watson Pharmaceuticals, Inc. *	5,307	153,425

		294,043

INDUSTRIALS 11.6%
Air Freight & Logistics 0.6%
Pacer International, Inc.	5,300	125,822

Airlines 0.1%
UAL Corp.	2,893	24,041

Commercial Services & Supplies 2.4%
Bowne & Co.	6,097	78,834
Comfort Systems USA, Inc.	5,262	69,774
Deluxe Corp.	3,299	47,176
IKON Office Solutions, Inc.	8,528	121,950
Steelcase, Inc. *	6,887	68,595
United Stationers, Inc. *	2,077	79,611

		465,940

Construction & Engineering 1.0%
EMCOR Group, Inc. *	4,605	138,703
Perini Corp. *	2,384	65,226

		203,929

Electrical Equipment 1.8%
Acuity Brands, Inc.	2,629	107,421
GrafTech International, Ltd. *	5,897	138,284
Hubbell, Inc., Class B	2,356	99,329

		345,034

Industrial Conglomerates 0.7%
Tredegar Corp.	9,002	147,453

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 3.2%
AGCO Corp. *	2,730	$163,390
Crane Co.	3,197	113,493
Gardner Denver, Inc. *	2,996	136,618
Mueller Industries, Inc.	4,476	114,899
Tecumseh Products Co., Class A	2,881	94,353

		622,753

Road & Rail 0.5%
Ryder System, Inc.	1,532	101,051

Trading Companies & Distributors 1.3%
GATX Corp.	3,273	148,823
Wesco International, Inc. *	2,915	109,750

		258,573

INFORMATION TECHNOLOGY 10.8%
Communications Equipment 1.9%
ADC Telecommunications, Inc. *	5,943	56,221
Adtran, Inc.	4,668	104,376
Plantronics, Inc.	4,343	105,752
Tekelec *	7,145	111,391

		377,740

Computers & Peripherals 1.9%
Emulex Corp. *	4,226	47,627
Lexmark International, Inc., Class A *	3,136	110,011
QLogic Corp. *	6,629	124,890
Rackable Systems, Inc.	6,033	76,318

		358,846

Electronic Equipment & Instruments 1.4%
Avnet, Inc. *	3,732	101,734
Tech Data Corp. *	2,828	98,613
TTM Technologies, Inc. *	6,961	78,311

		278,658

IT Services 2.0%
CACI International, Inc., Class A *	2,548	114,558
CIBER, Inc.	15,198	107,450
Hewitt Associates, Inc., Class A *	2,544	93,746
Maximus, Inc.	2,178	80,826

		396,580

Semiconductors & Semiconductor Equipment 1.9%
Amkor Technology, Inc. *	7,659	67,093
Entegris, Inc. *	11,418	72,276

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Integrated Device Technology, Inc.	9,763	$97,825
Teradyne, Inc. *	9,357	87,675
Zoran Corp. *	6,213	51,381

		376,250

Software 1.7%
Compuware Corp. *	12,472	137,192
Lawson Software, Inc.	9,684	78,537
Parametric Technology Corp. *	6,226	120,598

		336,327

MATERIALS 8.2%
Chemicals 4.4%
Celanese Corp., Ser. A	1,927	74,247
Cytec Industries, Inc.	2,235	120,824
Eastman Chemical Co.	1,985	119,021
H.B. Fuller Co.	5,604	140,100
Lubrizol Corp.	3,088	153,782
OM Group, Inc.	2,683	90,149
PolyOne Corp. *	12,576	94,320
Spartech Corp.	7,488	75,704

		868,147

Containers & Packaging 1.1%
Ball Corp.	2,057	91,701
Rock-Tenn Co., Class A	3,366	119,661

		211,362

Metals & Mining 1.2%
Carpenter Technology Corp.	2,450	94,815
Reliance Steel & Aluminum Co.	2,158	136,299

		231,114

Paper & Forest Products 1.5%
Buckeye Technologies, Inc.	8,211	80,057
Domtar Corp. *	26,702	152,202
Schweitzer-Mauduit International, Inc.	4,123	76,729

		308,988

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.3%
CenturyTel, Inc.	4,228	157,239
Premiere Global Services, Inc. *	7,299	110,288

		267,527

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	2,754	$116,770

UTILITIES 11.3%
Electric Utilities 1.9%
Northeast Utilities	1,559	39,224
Pepco Holdings, Inc.	8,101	202,039
UIL Holdings Corp.	4,235	132,471

		373,734

Gas Utilities 4.9%
Energen Corp.	2,562	154,232
Laclede Group, Inc.	2,897	122,862
National Fuel Gas Co.	1,260	62,735
Northwest Natural Gas Co.	1,770	80,093
ONEOK, Inc.	4,252	193,381
Southern Union Co.	3,422	89,383
UGI Corp.	3,574	96,712
WGL Holdings, Inc.	4,769	164,674

		964,072

Multi-Utilities 4.5%
Alliant Energy Corp.	4,553	146,743
CenterPoint Energy, Inc.	7,760	122,376
CMS Energy Corp.	11,030	148,905
Integrys Energy Group, Inc.	3,303	168,651
NSTAR	5,428	172,936
Wisconsin Energy Corp.	2,725	122,952

		882,563

Total Common Stocks (cost $23,079,192)		19,254,805

	Principal Amount	Value

SHORT-TERM INVESTMENTS 5.1%
U.S. TREASURY OBLIGATION 0.3%
U.S. Treasury Bill, 1.90%, 09/18/2008 ß ƒ	$50,000	49,875

	Shares	Value

MUTUAL FUND SHARES 4.8%
BGI Prime Money Market Fund, Premium Shares, 2.51% q ρρ	121,836	121,836
BlackRock Liquidity TempFund, Institutional Class, 2.52% q ρρ	121,357	121,357

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES continued
Evergreen Institutional Money Market Fund, Class I, 2.54% q ρρ ø	582,319	$582,319
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% q ρρ	124,205	124,205

		949,717

Total Short-Term Investments (cost $999,592)		999,592

Total Investments (cost $24,078,784) 102.7%		20,254,397
Other Assets and Liabilities (2.7%)		(537,453)

Net Assets 100.0%		$19,716,944

*	Non-income producing security
ρ	All or a portion of this security is on loan.
ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Financials	24.1%
Consumer Discretionary	12.2%
Industrials	11.9%
Utilities	11.5%
Information Technology	11.0%
Materials	8.4%
Health Care	7.0%
Energy	6.7%
Consumer Staples	5.2%
Telecommunication Services	2.0%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $23,496,465) including $504,502 of securities loaned	$19,672,078
Investments in affiliated money market fund, at value (cost $582,319)	582,319

Total investments	20,254,397
Dividends receivable	23,636
Receivable for securities lending income	2,645
Prepaid expenses and other assets	2,480

Total assets	20,283,158

Liabilities
Payable for Fund shares redeemed	20,197
Payable for securities on loan	528,196
Payable for daily variation margin on open futures contracts	2,960
Advisory fee payable	313
Due to other related parties	148
Printing and postage expenses payable	7,733
Custodian and accounting fees payable	2,007
Accrued expenses and other liabilities	4,660

Total liabilities	566,214

Net assets	$19,716,944

Net assets represented by
Paid-in capital	$25,962,301
Undistributed net investment income	178,899
Accumulated net realized losses on investments	(2,617,198)
Net unrealized losses on investments	(3,807,058)

Total net assets	$19,716,944

Net assets consists of
Class A	$25,501
Class I	19,691,443

Total net assets	$19,716,944

Shares outstanding (unlimited number of shares authorized)
Class A	2,846
Class I	2,189,058

Net asset value per share
Class A	$8.96
Class A — Offering price (based on sales charge of 5.75%)	$9.51
Class I	$9.00

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $950)	$478,177
Income from affiliate	29,329
Securities lending	21,563
Interest	5,071

Total investment income	534,140

Expenses
Advisory fee	167,754
Distribution Plan expenses	81
Administrative services fee	23,914
Transfer agent fees	1,081
Trustees’ fees and expenses	1,266
Printing and postage expenses	17,883
Custodian and accounting fees	19,642
Registration and filing fees	20,904
Professional fees	21,692
Other	1,125

Total expenses	275,342
Less: Expense reductions	(498)
Fee waivers and expense reimbursements	(54,296)

Net expenses	220,548

Net investment income	313,592

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(2,414,042)
Futures contracts	(257,332)

Net realized losses on investments	(2,671,374)
Net change in unrealized gains or losses on investments	(1,990,406)

Net realized and unrealized gains or losses on investments	(4,661,780)

Net decrease in net assets resulting from operations	$(4,348,188)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2008		2007

Operations
Net investment income		$313,592		$213,560
Net realized gains or losses on investments		(2,671,374)		659,695
Net change in unrealized gains or losses on investments		(1,990,406)		(1,977,985)

Net decrease in net assets resulting from operations		(4,348,188)		(1,104,730)

Distributions to shareholders from
Net investment income
Class A		(228)		(337)
Class I		(270,849)		(92,917)
Net realized gains
Class A		(731)		(144)
Class I		(596,084)		(36,420)

Total distributions to shareholders		(867,892)		(129,818)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	0	0	2,727	29,688
Class I	543,566	5,599,441	2,084,856	25,040,612

		5,599,441		25,070,300

Net asset value of shares issued in reinvestment of distributions
Class A	90	926	40	464
Class I	21,056	217,549	93	1,084

		218,475		1,548

Payment for shares redeemed
Class A	(111)	(1,115)	0	0
Class I	(879,026)	(8,731,741)	(219,189)	(2,655,406)

		(8,732,856)		(2,655,406)

Net increase (decrease) in net assets resulting from capital share transactions		(2,914,940)		22,416,442

Total increase (decrease) in net assets		(8,131,020)		21,181,894
Net assets
Beginning of period		27,847,964		6,666,070

End of period		$19,716,944		$27,847,964

Undistributed net investment income		$178,899		$155,952

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Disciplined Small-Mid Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective July 31, 2008, shares of the Fund were no longer available for purchase by new shareholders. On June 12, 2008, the Board of Trustees approved the liquidation of the Fund which is expected to occur on or about September 26, 2008.

The Fund offered Class A and Class I shares. Class A shares were sold with a front-end sales charge. However, Class A share investments of $1 million or more were not subject to a front-end sales charge but were subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class A shares were not available for sale to the public. Class I shares were sold without a front-end sales charge or contingent deferred sales charge. Class A shares paid an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. As U.S. generally accepted accounting principles for investment companies are materially consistent with the liquidation basis of accounting, the financial statements of the Fund have been prepared in conformity with both accounting methods. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

23

NOTES TO FINANCIAL STATEMENTS continued

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable ye ars since the commencement of operations.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

24

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$(237)
Undistributed net investment income	(19,568)
Accumulated net realized losses on investments	19,805

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as average daily net assets increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.70% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2008, EIMC contractually and voluntarily waived its advisory fee in the amounts of $22,099 and $32,187, respectively, and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $10.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

25

NOTES TO FINANCIAL STATEMENTS continued

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

4. DISTRIBUTION PLAN

EIS serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class A Shares. Under the Distribution Plan, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $14,798,946 and $16,912,429, respectively, for the year ended July 31, 2008.

At July 31, 2008, the Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at July 31, 2008	Unrealized Gain

September 2008	2 S&P MidCap 400 Futures	$154,145	$160,780	$ 6,635
September 2008	2 Russell Mini Futures	132,406	143,100	10,694

During the year ended July 31, 2008, the Fund loaned securities to certain brokers and earned $2,340 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $504,502 and $528,196, respectively.

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $24,101,859. The gross unrealized appreciation and depreciation on securities based on tax cost was $958,169 and $4,805,631, respectively, with a net unrealized depreciation of $3,847,462.

As of July 31, 2008, the Fund had $568,349 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $2,008,446.

26

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$178,981	$3,847,462	$2,576,795	$(81)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and futures contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$597,932	$129,818
Long-term Capital Gain	269,960	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES ’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of

27

NOTES TO FINANCIAL STATEMENTS continued

redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157

28

NOTES TO FINANCIAL STATEMENTS continued

will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period .. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On September 17, 2008, the Fund declared distributions from net investment income to shareholders of record on September 16, 2008. The per share amounts payable on September 18, 2008 are as follows:

Net Investment Income

Class A	$0.0868
Class I	0.1034

These distributions are not reflected in the accompanying financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Disciplined Small-Mid Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Disciplined Small-Mid Value Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared on the going-concern basis of accounting, which, for this Fund, is substantially the same as the liquidating basis of accounting. As more fully described in Note 1 of the Notes to the Financial Statements, as of the close of business on September 26, 2008 the Fund will liquidate under a plan of liquidation. As a result of the liquidation, proceeds will be paid to the Fund’s shareholders on that date.

Boston, Massachusetts

September 29, 2008

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $269,960 for the fiscal year ended July 31, 2008.

For corporate shareholders, 39.29% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 54.11% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

575706 rv2 09/2008

Evergreen Disciplined Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Disciplined Value Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

1

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/8/1992

	Class A	Class B	Class C	Class I
Class inception date	3/18/2005	3/18/2005	3/18/2005	5/8/1992

Nasdaq symbol	EDSAX	EDSBX	EDSCX	EDSIX

Average annual return*

1-year with sales charge	-16.97%	-16.41%	-13.34%	N/A

1-year w/o sales charge	-11.90%	-12.61%	-12.58%	-11.71%

5-year	8.35%	8.77%	9.03%	9.77%

10-year	5.06%	5.40%	5.39%	5.75%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund’s predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund’s predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Disciplined Value Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -11.90% for the twelve-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell 1000 Value returned -15.15%.

The fund’s objective is to seek long-term capital growth, with income as a secondary consideration.

Equity indexes declined significantly during the fiscal year, despite a campaign of rate cuts by the Federal Reserve Board and a large fiscal stimulus package from Congress. Stock prices fell amid concerns about a slowing economy, a weakening dollar, a massive housing slump, substantial write-offs and losses by financial companies, and rapid increases in commodity prices.

The fund invests in value-oriented companies from the constituents of its benchmark, the Russell 1000 Value Index. The portfolio strategy uses a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market data. The process is principally quantitative and objective in nature, searching for stocks that that are attractive on the basis of valuation, quality, and sentiment. Risk is explicitly managed with both state-of-the-art tools and traditional-style research to help ensure a well-diversified portfolio that is highly reflective of the benchmark. This process is geared towards adding value relative to the benchmark through stock selection with no active view on individual sector performance.

The strategy’s strong risk-control discipline and its focus on bottom-up stock selection results in sector allocations that are intended to neither add to nor detract from relative performance. Sector neutrality was largely the case during the fiscal year, as is typical with this strategy. The exception was a modest underweight in Financials, which contributed positively to relative performance. Our decision to underweight financials was based on a decision to control risk following the deterioration of the credit markets. The fund’s underweight positions in Fannie Mae and Washington Mutual, two companies hurt by the weakness in housing and mortgages, both contributed on a relative basis. Another strong performing sector this past year was Consumer Discretionary. Within Consumer Discretionary we saw strong relative performance from Hasbro and TJX. The share price of Hasbro, the maker of puzzles, electronic games and other entertainment items, rose over the period on sales that consistently beat expectations. TJX, based in Massachusetts, operates off-price retailers such as T.J. Maxx, Marshall’s, and HomeSense, among others. Despite a challenging environment for most retailers, TJX produced better-than-expected results with improvements in both sales and margins.

Underperformance on a relative basis occurred in Energy and Utilities, also due to stock selection. In Energy, not owning Hess and being underweight in Occidental held back relative performance. The principal activities of both companies are in the exploration, development, production and marketing of oil and natural gas. Each corporation benefited from strong global demand over the year. In Utilities, the basic defensive nature

6

PORTFOLIO MANAGER COMMENTARY continued

of most companies helped the sector produce overall positive results in a volatile market. The decisions not to own either Exelon or FPL Group were the primary detractors from performance. Exelon, based in Illinois, and FPL, based in Florida, both had positive performance for the year.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 920.65	$4.97
Class B	$1,000.00	$ 917.16	$8.53
Class C	$1,000.00	$ 917.50	$8.53
Class I	$1,000.00	$ 921.63	$3.77
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.69	$5.22
Class B	$1,000.00	$1,015.96	$8.97
Class C	$1,000.00	$1,015.96	$8.97
Class I	$1,000.00	$1,020.93	$3.97

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B, 1.79% for Class C and 0.79% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
					Year Ended
CLASS A	2008	2007	2006	2005[1]	April 30, 2005[2]

Net asset value, beginning of period	$18.05	$16.62	$15.82	$16.96	$17.35

Income from investment operations
Net investment income (loss)	0.27	0.27	0.22	0.05	0.01
Net realized and unrealized gains or losses on investments	(2.15)	1.96	1.22	1.08	(0.36)

Total from investment operations	(1.88)	2.23	1.44	1.13	(0.35)

Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.19)	(0.04)	(0.04)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(2.42)	(0.80)	(0.64)	(2.27)	(0.04)

Net asset value, end of period	$13.75	$18.05	$16.62	$15.82	$16.96

Total return[3]	(11.90)%	13.60%	9.44%	7.76%	(2.01)%

Ratios and supplemental data
Net assets, end of period (thousands)	$69,864	$119,461	$13,428	$1,617	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.04%	1.04%	1.15%	1.26%[4]	1.11%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.11%	1.04%	1.17%	1.26%[4]	1.11%[4]
Net investment income (loss)	1.67%	1.04%	1.14%	0.74%[4]	0.58%[4]
Portfolio turnover rate	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
					Year Ended
CLASS B	2008	2007	2006	2005[1]	April 30, 2005[2]

Net asset value, beginning of period	$17.96	$16.55	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.14	0.13	0.10	0.01[3]	0[3]
Net realized and unrealized gains or losses on investments	(2.13)	1.94	1.22	1.06	(0.34)

Total from investment operations	(1.99)	2.07	1.32	1.07	(0.34)

Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.11)	(0.02)	(0.04)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(2.29)	(0.66)	(0.56)	(2.25)	(0.04)

Net asset value, end of period	$13.68	$17.96	$16.55	$15.79	$16.97

Total return[4]	(12.61)%	12.70%	8.64%	7.35%	(1.97)%

Ratios and supplemental data
Net assets, end of period (thousands)	$$4,261	$7,329	$5,070	$121	$5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.79%	1.89%	2.00%[5]	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.86%	1.79%	1.91%	2.00%[5]	1.82%[5]
Net investment income (loss)	0.91%	0.71%	0.47%	0.16%[5]	0.10%[5]
Portfolio turnover rate	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
					Year Ended
CLASS C	2008	2007	2006	2005[1]	April 30, 2005[2]

Net asset value, beginning of period	$17.93	$16.53	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.14	0.13	0.12	0[3]	0
Net realized and unrealized gains or losses on investments	(2.13)	1.93	1.18	1.08	(0.34)

Total from investment operations	(1.99)	2.06	1.30	1.08	(0.34)

Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.11)	(0.03)	(0.04)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	0

Total distributions to shareholders	(2.29)	(0.66)	(0.56)	(2.26)	(0.04)

Net asset value, end of period	$13.65	$17.93	$16.53	$15.79	$16.97

Total return[4]	(12.58)%	12.65%	8.54%	7.37%	(1.97)%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,890	$3,009	$1,617	$144	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.79%	1.88%	2.16%[5]	1.85%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.86%	1.79%	1.90%	2.16%[5]	1.85%[5]
Net investment income (loss)	0.91%	0.70%	0.53%	(0.09)%[5]	(0.16)%[5]
Portfolio turnover rate	45%	60%	55%	15%	54%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2	For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.
3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,				Year Ended April 30,

CLASS I	2008	2007	2006	2005[1]	2005[2]	2004[2]

Net asset value, beginning of period	$18.01	$16.59	$15.81	$16.97	$16.14	$12.30

Income from investment operations
Net investment income (loss)	0.31	0.32	0.24	0.05	0.12	0.08
Net realized and unrealized gains or losses on investments	(2.15)	1.94	1.23	1.07	1.84[3]	3.83

Total from investment operations	(1.84)	2.26	1.47	1.12	1.96	3.91
Distributions to shareholders from
Net investment income	(0.31)	(0.31)	(0.24)	(0.05)	(0.12)	(0.07)
Net realized gains	(2.15)	(0.53)	(0.45)	(2.23)	(1.01)	0

Total distributions to shareholders	(2.46)	(0.84)	(0.69)	(2.28)	(1.13)	(0.07)

Net asset value, end of period	$13.71	$18.01	$16.59	$15.81	$16.97	$16.14

Total return	(11.71)%	13.85%	9.66%	7.65%	12.10%	31.87%[4]

Ratios and supplemental data
Net assets, end of period (thousands)	$235,108	$559,719	$673,865	$157,238	$157,107	$313,929
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.79%	0.88%	0.91%[5]	0.99%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.86%	0.79%	0.90%	0.91%[5]	1.20%	1.19%
Net investment income (loss)	1.93%	1.78%	1.45%	1.34%[5]	0.64%	0.54%
Portfolio turnover rate	45%	60%	55%	15%	54%	33%

1	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
2

Effective at the close of business March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund (“SouthTrust Fund”). SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 21, 2005 are those of SouthTrust Fund.

3

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

4	Excluding any sales charges applicable to SouthTrust Fund
5	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 97.1%
CONSUMER DISCRETIONARY 7.2%
Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	35,412	$1,153,369
McDonald’s Corp.	47,032	2,812,043

		3,965,412

Leisure Equipment & Products 0.7%
Hasbro, Inc.	58,562	2,267,521

Media 3.2%
DISH Network Corp., Class A	50,044	1,480,081
Omnicom Group, Inc.	29,282	1,250,049
Time Warner, Inc.	294,273	4,213,989
Viacom, Inc., Class B *	32,122	897,168
Walt Disney Co.	73,212	2,221,984

		10,063,271

Specialty Retail 1.4%
Best Buy Co., Inc.	29,015	1,154,260
Limited Brands, Inc.	72,878	1,201,758
TJX Cos.	55,438	1,868,815

		4,224,833

Textiles, Apparel & Luxury Goods 0.6%
Nike, Inc., Class B	32,048	1,880,577

CONSUMER STAPLES 8.7%
Beverages 2.1%
Coca-Cola Enterprises, Inc.	107,962	1,827,797
Molson Coors Brewing Co., Class B	55,558	2,998,465
Pepsi Bottling Group, Inc.	58,116	1,618,531

		6,444,793

Food & Staples Retailing 2.2%
CVS Caremark Corp.	28,371	1,035,542
Kroger Co.	31,726	897,211
Safeway, Inc.	69,219	1,849,532
Wal-Mart Stores, Inc.	54,328	3,184,707

		6,966,992

Food Products 1.2%
Archer Daniels Midland Co.	48,244	1,379,788
Bunge, Ltd.	24,438	2,417,407

		3,797,195

Household Products 2.3%
Procter & Gamble Co.	107,761	7,056,190

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 0.9%
Altria Group, Inc.	89,182	$1,814,853
Philip Morris International, Inc.	20,575	1,062,699

		2,877,552

ENERGY 15.7%
Energy Equipment & Services 0.5%
National Oilwell Varco, Inc. *	18,184	1,429,808

Oil, Gas & Consumable Fuels 15.2%
Apache Corp.	25,957	2,911,597
Chevron Corp.	128,452	10,861,901
ConocoPhillips	104,694	8,545,124
Exxon Mobil Corp.	221,616	17,824,575
Marathon Oil Corp.	52,193	2,581,988
Noble Energy, Inc.	19,116	1,412,099
Occidental Petroleum Corp.	28,442	2,242,083
Valero Energy Corp.	7,560	252,579
W&T Offshore, Inc.	17,991	796,282

		47,428,228

FINANCIALS 23.4%
Capital Markets 4.5%
Bank of New York Mellon Corp.	35,174	1,248,853
Blackrock, Inc.	1,080	234,809
Federated Investors, Inc., Class B	26,174	860,078
Goldman Sachs Group, Inc.	28,746	5,290,414
Lehman Brothers Holdings, Inc.	9,045	156,840
Morgan Stanley	88,980	3,512,930
State Street Corp.	32,770	2,347,643
TD Ameritrade Holding Corp. *	17,190	342,024

		13,993,591

Commercial Banks 4.4%
Bank of Hawaii Corp.	9,227	465,871
BB&T Corp.	43,072	1,206,094
Comerica, Inc.	28,599	821,363
Huntington Bancshares, Inc.	64,857	455,296
PNC Financial Services Group, Inc.	27,003	1,925,044
Popular, Inc.	86,028	591,012
U.S. Bancorp	35,874	1,098,103
Wells Fargo & Co.	243,068	7,357,669

		13,920,452

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 6.1%
Bank of America Corp.	200,131	$6,584,310
Citigroup, Inc.	233,706	4,367,965
JPMorgan Chase & Co.	196,084	7,966,893

		18,919,168

Insurance 7.0%
ACE Ltd.	53,263	2,700,434
Allstate Corp.	54,333	2,511,271
American International Group, Inc.	77,346	2,014,863
Chubb Corp.	56,015	2,690,961
Hartford Financial Services Group, Inc.	36,071	2,286,541
MetLife, Inc.	43,543	2,210,678
PartnerRe, Ltd.	25,930	1,823,398
Reinsurance Group of America, Inc.	27,599	1,371,670
Travelers Companies, Inc.	93,902	4,142,956

		21,752,772

Real Estate Investment Trusts 1.4%
Hospitality Properties Trust	44,441	946,593
Host Hotels & Resorts, Inc.	72,985	958,454
HRPT Properties Trust	146,562	1,027,400
Simon Property Group, Inc.	15,526	1,438,173

		4,370,620

HEALTH CARE 11.0%
Biotechnology 0.7%
Amgen, Inc. *	34,949	2,191,596

Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	22,568	1,548,390

Health Care Providers & Services 1.5%
CIGNA Corp.	60,490	2,239,340
McKesson Corp.	31,564	1,767,268
UnitedHealth Group, Inc.	22,699	637,388

		4,643,996

Life Sciences Tools & Services 0.8%
Invitrogen Corp. *	31,519	1,397,868
Thermo Fisher Scientific, Inc. *	19,180	1,163,399

		2,561,267

Pharmaceuticals 7.5%
Eli Lilly & Co.	44,471	2,095,029
Johnson & Johnson	118,636	8,123,007
Merck & Co., Inc.	124,594	4,099,143

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Pfizer, Inc.	442,473	$8,260,971
Wyeth	19,456	789,919

		23,368,069

INDUSTRIALS 10.6%
Aerospace & Defense 2.9%
Boeing Co.	18,939	1,157,362
General Dynamics Corp.	19,223	1,713,538
L-3 Communications Holdings, Inc.	25,060	2,473,172
Lockheed Martin Corp.	8,352	871,364
Northrop Grumman Corp.	43,887	2,957,545

		9,172,981

Commercial Services & Supplies 0.4%
Manpower, Inc.	23,730	1,139,040
R.R. Donnelley & Sons Co.	4,083	109,117

		1,248,157

Industrial Conglomerates 3.7%
General Electric Co.	300,643	8,505,190
Tyco International, Ltd.	65,223	2,906,337

		11,411,527

Machinery 2.3%
Cummins, Inc.	36,776	2,439,720
Eaton Corp.	16,522	1,173,723
Paccar, Inc.	30,934	1,301,084
Parker Hannifin Corp.	38,076	2,348,528

		7,263,055

Road & Rail 1.3%
Norfolk Southern Corp.	35,228	2,533,598
Ryder System, Inc.	21,664	1,428,957

		3,962,555

INFORMATION TECHNOLOGY 4.6%
Computers & Peripherals 1.7%
Hewlett-Packard Co.	32,124	1,439,155
International Business Machines Corp.	18,105	2,317,078
Lexmark International, Inc., Class A *	26,363	924,814
Seagate Technology, Inc.	41,433	620,252

		5,301,299

Electronic Equipment & Instruments 0.1%
Jabil Circuit, Inc.	22,826	370,701

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 0.9%
Accenture, Ltd., Class A	25,866	$1,080,164
Computer Sciences Corp. *	34,623	1,640,092

		2,720,256

Office Electronics 0.4%
Xerox Corp.	93,303	1,272,653

Semiconductors & Semiconductor Equipment 0.7%
Intel Corp.	42,852	950,886
National Semiconductor Corp.	36,784	770,518
Texas Instruments, Inc.	11,675	284,636

		2,006,040

Software 0.8%
Microsoft Corp.	28,832	741,559
Symantec Corp. *	85,185	1,794,848

		2,536,407

MATERIALS 3.8%
Chemicals 2.3%
Celanese Corp., Ser. A	45,525	1,754,078
E.I. DuPont de Nemours & Co.	41,649	1,824,643
Eastman Chemical Co.	31,948	1,915,602
Lubrizol Corp.	35,535	1,769,643

		7,263,966

Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc.	18,261	1,766,752
United States Steel Corp.	16,849	2,701,905

		4,468,657

TELECOMMUNICATION SERVICES 5.8%
Diversified Telecommunication Services 5.4%
AT&T, Inc.	329,322	10,146,411
Embarq Corp.	25,161	1,151,619
Verizon Communications, Inc.	164,767	5,608,669

		16,906,699

Wireless Telecommunication Services 0.4%
Sprint Nextel Corp.	151,436	1,232,689

UTILITIES 6.3%
Electric Utilities 2.5%
American Electric Power Co., Inc.	3,565	141,171
Duke Energy Corp.	153,628	2,700,780
Edison International	47,630	2,302,434

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Electric Utilities continued
FirstEnergy Corp.	14,224	$1,046,175
Pepco Holdings, Inc.	63,528	1,584,389

		7,774,949

Gas Utilities 0.6%
ONEOK, Inc.	41,874	1,904,430

Multi-Utilities 3.2%
CenterPoint Energy, Inc.	126,796	1,999,573
CMS Energy Corp.	24,755	334,918
DTE Energy Co.	31,334	1,284,067
NiSource, Inc.	104,392	1,783,015
OGE Energy Corp.	59,285	1,939,805
Public Service Enterprise Group, Inc.	23,702	990,744
Xcel Energy, Inc.	72,926	1,462,896

		9,795,018

Total Common Stocks (cost $296,872,048)		302,284,332

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 0.7%
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bills:
1.77%, 08/14/2008 ß ƒ	$50,000	49,968
1.84%, 09/18/2008 ß ƒ	500,000	498,753

		548,721

	Shares	Value

MUTUAL FUND SHARES 0.5%
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø	1,516,223	1,516,223

Total Short-Term Investments (cost $2,064,944)		2,064,944

Total Investments (cost $298,936,992) 97.8%		304,349,276
Other Assets and Liabilities 2.2%		6,773,803

Net Assets 100.0%		$311,123,079

*	Non-income producing security
ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2008

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Financials	24.1%
Energy	16.2%
Health Care	11.4%
Industrials	10.9%
Consumer Staples	9.0%
Consumer Discretionary	7.4%
Utilities	6.4%
Telecommunication Services	6.0%
Information Technology	4.7%
Materials	3.9%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $297,420,769)	$302,833,053
Investments in affiliated money market fund, at value (cost $1,516,223)	1,516,223

Total investments	304,349,276
Receivable for securities sold	26,247,889
Dividends receivable	611,876
Prepaid expenses and other assets	35,620

Total assets	331,244,661

Liabilities
Payable for securities purchased	19,366,641
Payable for Fund shares redeemed	666,694
Payable for daily variation margin on open futures contracts	32,731
Advisory fee payable	4,287
Distribution Plan expenses payable	656
Due to other related parties	935
Accrued expenses and other liabilities	49,638

Total liabilities	20,121,582

Net assets	$311,123,079

Net assets represented by
Paid-in capital	$302,393,597
Undistributed net investment income	86,654
Accumulated net realized gains on investments	3,201,409
Net unrealized gains on investments	5,441,419

Total net assets	$311,123,079

Net assets consists of
Class A	$69,864,490
Class B	4,260,913
Class C	1,889,673
Class I	235,108,003

Total net assets	$311,123,079

Shares outstanding (unlimited number of shares authorized)
Class A	5,081,633
Class B	311,571
Class C	138,430
Class I	17,144,111

Net asset value per share
Class A	$13.75
Class A — Offering price (based on sales charge of 5.75%)	$14.59
Class B	$13.68
Class C	$13.65
Class I	$13.71

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $2,195)	$13,185,145
Income from affiliate	341,902
Securities lending	37,353
Interest	25,024

Total investment income	13,589,424

Expenses
Advisory fee	3,105,127
Distribution Plan expenses
Class A	230,411
Class B	59,773
Class C	25,001
Administrative services fee	499,596
Transfer agent fees	387,949
Trustees’ fees and expenses	11,423
Printing and postage expenses	53,800
Custodian and accounting fees	126,642
Registration and filing fees	68,248
Professional fees	64,267
Interest expense	1,870
Other	17,192

Total expenses	4,651,299
Less: Expense reductions	(7,877)
Fee waivers	(369,834)

Net expenses	4,273,588

Net investment income	9,315,836

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	15,228,972
Futures contracts	(1,348,389)
Foreign currency related transactions	(22)

Net realized gains on investments	13,880,561
Net change in unrealized gains or losses on investments	(77,629,812)

Net realized and unrealized gains or losses on investments	(63,749,251)

Net decrease in net assets resulting from operations	$(54,433,415)

See Notes to Financial Statements

21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2008		2007

Operations
Net investment income		$9,315,836		$11,909,951
Net realized gains on investments		13,880,561		98,250,961
Net change in unrealized gains or losses on investments		(77,629,812)		(26,649,744)

Net increase (decrease) in net assets resulting from operations		(54,433,415)		83,511,168

Distributions to shareholders from
Net investment income
Class A		(1,548,355)		(394,869)
Class B		(52,915)		(44,707)
Class C		(21,690)		(19,067)
Class I		(7,843,115)		(11,393,940)
Net realized gains
Class A		(12,226,944)		(447,830)
Class B		(826,017)		(170,488)
Class C		(336,376)		(68,598)
Class I		(57,464,687)		(20,286,301)

Total distributions to shareholders		(80,320,099)		(32,825,800)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	461,548	7,165,283	1,159,020	21,219,105
Class B	41,416	655,946	199,113	3,571,566
Class C	25,766	384,364	90,405	1,605,127
Class I	3,051,843	47,693,159	6,051,897	112,662,110

		55,898,752		139,057,908

Net asset value of shares issued in reinvestment of distributions
Class A	847,532	13,310,442	41,540	740,853
Class B	48,272	753,503	10,481	181,619
Class C	17,281	269,244	3,915	67,788
Class I	2,058,467	32,299,829	733,942	12,801,347

		46,633,018		13,791,607

Automatic conversion of Class B shares to Class A shares
Class A	25,477	394,236	25,821	468,167
Class B	(25,615)	(394,236)	(25,938)	(468,167)

		0		0

Payment for shares redeemed
Class A	(2,871,834)	(46,374,577)	(4,397,745)	(84,274,434)
Class B	(160,552)	(2,468,652)	(81,958)	(1,474,278)
Class C	(72,445)	(1,111,591)	(24,350)	(440,496)
Class I	(19,041,647)	(296,219,010)	(16,328,066)	(296,186,015)

		(346,173,830)		(382,375,223)

Net asset value of shares issued in acquisition
Class A	0	0	8,982,336	174,379,711

Net decrease in net assets resulting from capital share transactions		(243,642,060)		(55,145,997)

Total decrease in net assets		(378,395,574)		(4,460,629)

See Notes to Financial Statements

22

STATEMENT OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2008	2007

Net assets
Beginning of period	$689,518,653	$693,979,282

End of period	$311,123,079	$689,518,653

Undistributed net investment income	$86,654	$475,597

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Disciplined Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

24

NOTES TO FINANCIAL STATEMENTS continued

estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or

25

NOTES TO FINANCIAL STATEMENTS continued

losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable ye ars beginning after April 30, 2004.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized gains or losses from in-kind redemptions, certain

26

NOTES TO FINANCIAL STATEMENTS continued

capital loss carryovers assumed as a result of acquisitions, real estate investment trusts and dividends paid through share redemptions. During the year ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$ 13,757,621
Undistributed net investment income	(238,704)
Accumulated net realized gains on investments	(13,518,917)

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2008, EIMC contractually and voluntarily waived its advisory fee in the amounts of $328,685 and $41,149, respectively.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.08% of the Fund’s average daily net assets.

27

NOTES TO FINANCIAL STATEMENTS continued

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2008, EIS received $2,263 from the sale of Class A shares and $278, $15,907 and $1,375 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. IN - KIND TRANSACTION

Effective at the close of business on March 14, 2008, the Fund distributed assets through an in-kind redemption. The number and value of Class I shares redeemed are reflected as payment for shares redeemed in the Statement of Changes in Net Assets for the year ended July 31, 2008. In the transaction, the Fund distributed securities with a market value of $68,256,543 and cash in the amount of $1,142,314. The Fund realized $780,043 of net capital losses resulting from the in-kind redemption. The Fund recognizes a gain or loss on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds or is less than the cost of those securities. Such gains and losses are not included in the taxable income of the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital. This reclassification is reflected on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

6. ACQUISITIONS

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Dual Focus Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Dual Focus Fund at an exchange ratio of 0.70 for Class A shares of the Fund. On the same date, the Fund also acquired the net assets of Atlas Value Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Value Fund at an exchange ratio of 0.70 for Class A shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $638,076,973.

28

NOTES TO FINANCIAL STATEMENTS continued

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of
	Net Assets	Unrealized	Number of
Acquired Fund	Acquired	Appreciation	Shares Issued

Atlas Dual Focus Fund	$60,185,843	$10,717,156	3,100,185 Class A
Atlas Value Fund	114,193,868	22,194,802	5,882,151 Class A

The aggregate net assets of the Fund immediately after these acquisitions were $812,456,684.

7. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $218,843,765 and $466,641,924, respectively, for the year ended July 31, 2008.

At July 31, 2008, the Fund had long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	July 31, 2008	Gain (Loss)

September 2008	14 S&P 500 Index	$4,405,715	$4,434,850	$29,135

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $299,927,221. The gross unrealized appreciation and depreciation on securities based on tax cost was $33,125,554 and $28,703,499, respectively, with a net unrealized appreciation of $4,422,055.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Undistributed	Long-term		Temporary
Ordinary	Capital	Unrealized	Book/Tax
Income	Gain	Appreciation	Differences

$110,985	$4,220,288	$4,422,055	$(23,846)

29

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and futures contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$17,430,274	$11,852,583
Long-term Capital Gain	62,889,825	20,973,217

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended July 31, 2008, the Fund had average borrowings outstanding of $31,647 at an average rate of 5.91% and paid interest of $1,870.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of

30

NOTES TO FINANCIAL STATEMENTS continued

EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows.

31

NOTES TO FINANCIAL STATEMENTS continued

Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

15 . SUBSEQUENT DISTRIBUTIONS

On September 11, 2008, the Fund declared distributions from net investment income to shareholders of record on September 10, 2008. The per share amounts payable on September 12, 2008 were as follows:

Net Investment
Income

Class A	$0.0460
Class B	0.0195
Class C	0.0198
Class I	0.0547

These distributions are not reflected in the accompanying financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Disciplined Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Disciplined Value Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

33

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $62,889,825 for the fiscal year ended July 31, 2008.

For corporate shareholders, 73.28% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 71.64% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

34

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

575708 rv2 09/2008

Evergreen Enhanced S&P 500® Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENTS OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
36	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
37	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Enhanced S&P 500® Fund for the ten-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/28/1990

	Class A	Class B	Class C	Class I	Class IS
Class inception date	2/28/1990	11/7/1997	6/30/1999	2/21/1995	6/30/2000

Nasdaq symbol	EVSAX	EVSBX	EVSTX	EVSYX	EVSSX

10-month return with sales charge	-18.16%	-18.37%	-15.34%	N/A	N/A

10-month return w/o sales charge	-14.06%	-14.60%	-14.58%	-13.89%	-14.03%

Average annual return*

1-year with sales charge	-14.49%	-14.86%	-11.65%	N/A	N/A

1-year w/o sales charge	-10.21%	-10.93%	-10.86%	-10.00%	-10.23%

5-year	7.21%	7.16%	7.48%	8.54%	8.28%

10-year	2.45%	2.18%	2.26%	3.21%	2.96%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*       Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Class C have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Enhanced S&P 500® Fund Class A shares versus a similar investment in the S&P 500® Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of July 31, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -14.06% for the ten-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the S&P 500 returned -15.56%. The fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

The fund’s objective is to seek total return greater than that of the S&P 500 Index.

The period saw significant declines in equity prices, despite a campaign of rate cuts by the Federal Reserve Board and a large fiscal stimulus package from Congress. Stock prices were pulled down by concerns about a slowing economy, a weakening dollar, a massive housing slump, substantial write-offs and losses by financial companies, and rapid increases in commodity prices.

In managing this diversified fund, we invest in a full spectrum of large cap stocks of both value and growth companies. We use a disciplined stock selection process based on propriety research and analysis of company fundamentals and market information. This selection process is principally quantitative in nature, as we identify stocks that are attractive on the basis of valuations, quality and sentiment. We manage volatility and risk with both state-of-the-art tools and traditional fundamental research to help ensure that we maintain a well-diversified portfolio of companies with characteristics that are similar to those of the S&P 500. This process is geared towards adding value relative to the benchmark through stock selection with no active view on individual sector performance. Over the past year, sector neutrality was largely the case as is typical with this strategy, with the exception of a modest underweight in Financials. Our decision to underweight Financials was based on a decision to control risk following the deterioration of the credit markets. The underweight position contributed positively to performance.

The fund was particularly successful in adding value through stock selection in the Financials, Consumer Discretionary and Information Technology sectors. The decision not to own one prominent financials company—mortgage giant Fannie Mae—benefited the portfolio on a relative basis when the company lost over three-quarters of its market value amid the mortgage turmoil. Consumer Discretionary company Hasbro, the well-known game and toy manufacturer, was a successful overweight in the portfolio, as it reported earnings exceeding market expectations for each quarter. Finally, our holding of IBM, the diversified Information Technology entity, contributed positively to relative performance, as the company managed to deliver strong results despite a slowing economy.

Performance in the Energy and Health Care sectors detracted from overall fund performance, primarily as a result of stock selection, consistent with the fund’s investment approach. In the Energy sector, we eliminated our position in oilfield services and equipment concern Schlumberger early this year and missed a subsequent rebound in

PORTFOLIO MANAGER COMMENTARY continued

the stock price. A managed health care name that was a relative detractor from performance was UnitedHealth Group. The company continued to lower its earnings guidance. Finally, another unsuccessful decision was not to own Monsanto, an agriculturally focused Materials corporation, as its share price appreciated significantly.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2008	7/31/2008	During Period*

Actual
Class A	$ 1,000.00	$941.03	$ 4.58
Class B	$ 1,000.00	$937.85	$ 8.19
Class C	$ 1,000.00	$938.04	$ 8.19
Class I	$ 1,000.00	$942.39	$ 3.38
Class IS	$ 1,000.00	$941.29	$ 4.59
Hypothetical
(5% return before expenses)
Class A	$ 1,000.00	$1,020.14	$ 4.77
Class B	$ 1,000.00	$1,016.41	$ 8.52
Class C	$ 1,000.00	$1,016.41	$ 8.52
Class I	$ 1,000.00	$1,021.38	$ 3.52
Class IS	$ 1,000.00	$1,020.14	$ 4.77

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.95% for Class A, 1.70% for Class B, 1.70% for Class C, 0.70% for Class I and 0.95% for Class IS), multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS A	Year Ended July 31, 2008[1]	Year Ended September 30,

		2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.97	$17.09	$15.56	$13.56	$11.93	$9.70

Income from investment operations
Net investment income (loss)	0.14	0.18	0.19	0.12[2]	0.07	0.05[2]
Net realized and unrealized gains or losses on investments	(2.58)	2.48	1.53	2.02	1.62	2.23

Total from investment operations	(2.44)	2.66	1.72	2.14	1.69	2.28

Distributions to shareholders from
Net investment income	(0.14)	(0.18)	(0.19)	(0.14)	(0.06)	(0.05)
Net realized gains	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(2.13)	(0.78)	(0.19)	(0.14)	(0.06)	(0.05)

Net asset value, end of period	$14.40	$18.97	$17.09	$15.56	$13.56	$11.93

Total return[3]	(14.06)%	15.98%	11.13%	15.86%	14.16%	23.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$348,350	$513,074	$115,630	$100,728	$51,209	$40,373
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.94%[4]	0.89%	0.81%	1.11%	1.15%	1.12%
Expenses excluding waivers/reimbursements and expense reductions	0.94%[4]	0.89%	0.82%	1.15%	1.17%	1.22%
Net investment income (loss)	1.12%[4]	0.92%	1.20%	0.83%	0.47%	0.47%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS B	Year Ended July 31, 2008[1]	Year Ended September 30,

		2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.13	$16.36	$14.90	$13.01	$11.48	$9.36

Income from investment operations
Net investment income (loss)	0.05[2]	0.04[2]	0.07[2]	0[2]	(0.04)	(0.03)[2]
Net realized and unrealized gains or losses on investments	(2.46)	2.37	1.47	1.95	1.57	2.15

Total from investment operations	(2.41)	2.41	1.54	1.95	1.53	2.12

Distributions to shareholders from
Net investment income	(0.05)	(0.04)	(0.08)	(0.06)	0[3]	0[3]
Net realized gains	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(2.04)	(0.64)	(0.08)	(0.06)	0	0

Net asset value, end of period	$13.68	$18.13	$16.36	$14.90	$13.01	$11.48

Total return[4]	(14.60)%	15.05%	10.34%	15.03%	13.34%	22.68%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,935	$23,630	$29,352	$55,071	$11,177	$10,211
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%[5]	1.62%	1.57%	1.81%	1.85%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.69%[5]	1.62%	1.58%	1.85%	1.87%	1.94%
Net investment income (loss)	0.37%[5]	0.25%	0.46%	0.00%	(0.24)%	(0.25)%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

CLASS C	Year Ended July 31, 2008[1]	Year Ended September 30,

		2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.45	$16.64	$15.17	$13.24	$11.69	$9.53

Income from investment operations
Net investment income (loss)	0.05	0.04[2]	0.07[2]	0.01[2]	(0.03)[2]	(0.02)[2]
Net realized and unrealized gains or losses on investments	(2.51)	2.42	1.49	1.98	1.58	2.18

Total from investment operations	(2.46)	2.46	1.56	1.99	1.55	2.16

Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.09)	(0.06)	0[3]	0
Net realized gains	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(2.04)	(0.65)	(0.09)	(0.06)	0	0

Net asset value, end of period	$13.95	$18.45	$16.64	$15.17	$13.24	$11.69

Total return[4]	(14.58)%	15.10%	10.29%	15.08%	13.27%	22.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,409	$12,331	$7,944	$6,003	$2,518	$460
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%[5]	1.63%	1.55%	1.81%	1.84%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.69%[5]	1.63%	1.56%	1.85%	1.86%	1.94%
Net investment income (loss)	0.36%[5]	0.24%	0.45%	0.09%	(0.24)%	(0.21)%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS I		2007	2006	2005	2004	2003

Net asset value, beginning of period	$19.06	$17.16	$15.62	$13.61	$11.99	$9.74

Income from investment operations
Net investment income (loss)	0.19	0.23	0.24	0.18	0.10	0.08[2]
Net realized and unrealized gains or losses on investments	(2.61)	2.49	1.53	2.01	1.62	2.25

Total from investment operations	(2.42)	2.72	1.77	2.19	1.72	2.33

Distributions to shareholders from
Net investment income	(0.17)	(0.22)	(0.23)	(0.18)	(0.10)	(0.08)
Net realized gains	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(2.16)	(0.82)	(0.23)	(0.18)	(0.10)	(0.08)

Net asset value, end of period	$14.48	$19.06	$17.16	$15.62	$13.61	$11.99

Total return	(13.89)%	16.28%	11.44%	16.19%	14.40%	24.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$942,112	$1,592,166	$1,722,790	$1,432,963	$1,455,039	$528,160
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.69%[3]	0.62%	0.55%	0.80%	0.84%	0.85%
Expenses excluding waivers/reimbursements and expense reductions	0.69%[3]	0.62%	0.56%	0.84%	0.86%	0.94%
Net investment income (loss)	1.36%[3]	1.25%	1.45%	1.23%	0.76%	0.76%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31, 2008[1]	Year Ended September 30,

CLASS IS		2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.99	$17.10	$15.57	$13.57	$11.93	$9.70

Income from investment operations
Net investment income (loss)	0.15	0.18	0.20	0.15[2]	0.07	0.05[2]
Net realized and unrealized gains or losses on investments	(2.59)	2.49	1.52	2.00	1.63	2.24

Total from investment operations	(2.44)	2.67	1.72	2.15	1.70	2.29

Distributions to shareholders from
Net investment income	(0.15)	(0.18)	(0.19)	(0.15)	(0.06)	(0.06)
Net realized gains	(1.99)	(0.60)	0	0	0	0

Total distributions to shareholders	(2.14)	(0.78)	(0.19)	(0.15)	(0.06)	(0.06)

Net asset value, end of period	$14.41	$18.99	$17.10	$15.57	$13.57	$11.93

Total return	(14.03)%	15.92%	11.13%	15.89%	14.23%	23.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$49,125	$68,154	$68,764	$75,019	$80,111	$915
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.94%[3]	0.87%	0.80%	1.05%	1.08%	1.10%
Expenses excluding waivers/reimbursements and expense reductions	0.94%[3]	0.87%	0.81%	1.09%	1.10%	1.19%
Net investment income (loss)	1.12%[3]	1.00%	1.21%	0.99%	0.51%	0.49%
Portfolio turnover rate	29%	71%	52%	38%	54%	49%

1	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 98.9%
CONSUMER DISCRETIONARY 7.7%
Hotels, Restaurants & Leisure 1.1%
Carnival Corp.	14,109	$521,186
Darden Restaurants, Inc.	151,419	4,931,717
McDonald’s Corp.	148,216	8,861,835

		14,314,738

Internet & Catalog Retail 0.3%
Amazon.com, Inc. *	61,159	4,668,878

Leisure Equipment & Products 0.7%
Hasbro, Inc.	263,333	10,196,254

Media 3.1%
DIRECTV Group, Inc. * ρ	228,060	6,162,181
Omnicom Group, Inc.	167,034	7,130,682
Time Warner, Inc.	1,022,215	14,638,119
Viacom, Inc., Class B *	232,912	6,505,232
Walt Disney Co.	251,283	7,626,439

		42,062,653

Specialty Retail 1.7%
AutoZone, Inc. *	26,888	3,503,238
Best Buy Co., Inc. ρ	166,781	6,624,541
Limited Brands, Inc.	238,625	3,934,926
TJX Cos.	252,611	8,515,517

		22,578,222

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. * ρ	136,914	3,492,676
Nike, Inc., Class B ρ	120,699	7,082,617

		10,575,293

CONSUMER STAPLES 11.4%
Beverages 2.4%
Coca-Cola Enterprises, Inc. ρ	430,497	7,288,314
Molson Coors Brewing Co., Class B	214,642	11,584,229
Pepsi Bottling Group, Inc.	261,681	7,287,816
PepsiCo, Inc. ρ	112,021	7,456,118

		33,616,477

Food & Staples Retailing 3.7%
CVS Caremark Corp.	210,416	7,680,184
Kroger Co.	386,424	10,928,071
Safeway, Inc.	148,414	3,965,622
Wal-Mart Stores, Inc.	475,174	27,854,700

		50,428,577

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.2%
Archer Daniels Midland Co.	256,456	$7,342,335
Bunge, Ltd. ρ	91,930	9,093,716

		16,436,051

Household Products 2.3%
Procter & Gamble Co.	475,532	31,137,835

Tobacco 1.8%
Altria Group, Inc.	425,157	8,651,945
Philip Morris International, Inc.	305,731	15,791,006

		24,442,951

ENERGY 13.3%
Energy Equipment & Services 2.2%
ENSCO International, Inc. ρ	150,446	10,401,836
National Oilwell Varco, Inc. *	119,806	9,420,346
Noble Corp.	154,178	7,997,213
Schlumberger, Ltd.	26,653	2,710,916

		30,530,311

Oil, Gas & Consumable Fuels 11.1%
Apache Corp.	74,427	8,348,477
Chevron Corp.	381,011	32,218,290
ConocoPhillips ρ	320,581	26,165,821
Exxon Mobil Corp.	663,910	53,398,281
Marathon Oil Corp.	92,017	4,552,081
Noble Energy, Inc.	57,800	4,281,021
Occidental Petroleum Corp.	215,768	17,008,991
Valero Energy Corp.	40,504	1,353,239
W&T Offshore, Inc.	71,734	3,174,947

		150,501,148

FINANCIALS 13.4%
Capital Markets 3.6%
Bank of New York Mellon Corp.	94,644	3,360,335
BlackRock, Inc.	4,769	1,036,857
Federated Investors, Inc., Class B	129,400	4,252,084
Goldman Sachs Group, Inc. ρ	89,549	16,480,598
Lehman Brothers Holdings, Inc. ρ	17,160	297,554
Morgan Stanley ρ	310,956	12,276,543
State Street Corp. ρ	144,513	10,352,911
TD Ameritrade Holding Corp. *	75,857	1,509,304

		49,566,186

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 2.0%
BB&T Corp.	126,705	$3,547,968
Comerica, Inc.	101,513	2,915,453
Wells Fargo & Co. ρ	688,344	20,836,173

		27,299,594

Diversified Financial Services 3.9%
Bank of America Corp. ρ	531,947	17,501,056
Citigroup, Inc.	467,282	8,733,501
IntercontinentalExchange, Inc. *	58,238	5,812,152
JPMorgan Chase & Co.	509,969	20,720,041

		52,766,750

Insurance 3.5%
ACE Ltd.	186,531	9,457,122
Allstate Corp.	131,457	6,075,943
American International Group, Inc.	176,354	4,594,022
Arch Capital Group, Ltd.	102,107	7,119,921
MetLife, Inc. ρ	175,503	8,910,287
Travelers Companies, Inc.	275,428	12,151,883

		48,309,178

Real Estate Investment Trusts 0.4%
HRPT Properties Trust	36,928	259,526
Simon Property Group, Inc.	50,854	4,710,606

		4,970,132

HEALTH CARE 13.9%
Biotechnology 2.0%
Amgen, Inc. *	274,612	17,198,949
Biogen Idec, Inc. *	89,867	6,269,122
Genzyme Corp. *	60,029	4,601,223

		28,069,294

Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	161,951	11,111,458
St. Jude Medical, Inc. *	203,035	9,457,370
Zimmer Holdings, Inc. *	53,748	3,703,775

		24,272,603

Health Care Providers & Services 2.7%
Cardinal Health, Inc.	108,606	5,826,473
CIGNA Corp.	218,936	8,105,011
McKesson Corp.	89,108	4,989,157
UnitedHealth Group, Inc.	275,786	7,744,071
WellPoint, Inc. *	187,879	9,854,253

		36,518,965

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services 0.7%
Thermo Fisher Scientific, Inc. *	153,099	$9,265,552

Pharmaceuticals 6.7%
Eli Lilly & Co.	241,119	11,359,116
Forest Laboratories, Inc. *	138,017	4,900,984
Johnson & Johnson	484,791	33,193,640
Merck & Co., Inc.	370,985	12,205,406
Pfizer, Inc.	1,294,409	24,166,616
Wyeth	129,092	5,230,808

		91,056,570

INDUSTRIALS 11.0%
Aerospace & Defense 3.9%
Boeing Co.	75,197	4,595,289
General Dynamics Corp.	91,806	8,183,587
Honeywell International, Inc.	128,428	6,529,279
L-3 Communications Holdings, Inc.	92,264	9,105,534
Lockheed Martin Corp.	73,632	7,682,027
Northrop Grumman Corp.	164,780	11,104,524
United Technologies Corp.	101,365	6,485,333

		53,685,573

Commercial Services & Supplies 0.2%
Manpower, Inc.	52,822	2,535,456
R.R. Donnelley & Sons Co.	15,739	420,620

		2,956,076

Industrial Conglomerates 3.1%
General Electric Co.	1,096,415	31,017,580
Tyco International, Ltd.	249,749	11,128,816

		42,146,396

Machinery 2.2%
Cummins, Inc.	148,352	9,841,671
Eaton Corp.	86,625	6,153,840
Paccar, Inc. ρ	135,082	5,681,549
Parker Hannifin Corp.	141,785	8,745,299

		30,422,359

Road & Rail 1.6%
CSX Corp.	112,064	7,573,285
Norfolk Southern Corp. ρ	187,588	13,491,329

		21,064,614

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 17.6%
Communications Equipment 1.3%
Cisco Systems, Inc. *	576,278	$12,672,353
QUALCOMM, Inc.	98,101	5,428,910

		18,101,263

Computers & Peripherals 6.1%
Apple, Inc. *	96,243	15,297,825
Hewlett-Packard Co.	447,619	20,053,331
International Business Machines Corp.	247,429	31,665,963
Lexmark International, Inc., Class A *	160,994	5,647,670
NetApp, Inc. *	150,953	3,856,849
Seagate Technology, Inc. ρ	206,473	3,090,901
Western Digital Corp. *	126,342	3,637,386

		83,249,925

Electronic Equipment & Instruments 0.2%
Jabil Circuit, Inc.	132,965	2,159,391

Internet Software & Services 1.3%
eBay, Inc. *	257,497	6,481,199
Google, Inc., Class A *	24,288	11,506,440

		17,987,639

IT Services 1.3%
Accenture, Ltd., Class A	189,507	7,913,812
Affiliated Computer Services, Inc., Class A *	88,271	4,254,662
Computer Sciences Corp. *	104,255	4,938,560

		17,107,034

Office Electronics 0.2%
Xerox Corp.	232,392	3,169,827

Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	857,969	19,038,332
LSI Corp. *	617,290	4,283,993
MEMC Electronic Materials, Inc. *	105,852	4,891,421
National Semiconductor Corp.	162,317	3,400,070
Texas Instruments, Inc.	205,718	5,015,405

		36,629,221

Software 4.5%
Adobe Systems, Inc. *	165,938	6,861,536
Microsoft Corp.	1,179,509	30,336,972
Oracle Corp. *	859,027	18,494,851
Symantec Corp. *	240,112	5,059,160

		60,752,519

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
MATERIALS 3.4%
Chemicals 2.0%
Dow Chemical Co.	296,715	$9,883,576
E.I. DuPont de Nemours & Co. ρ	93,090	4,078,273
Eastman Chemical Co.	90,557	5,429,798
Lubrizol Corp.	160,601	7,997,930

		27,389,577

Metals & Mining 1.4%
Freeport-McMoRan Copper & Gold, Inc.	103,060	9,971,055
United States Steel Corp.	58,218	9,335,839

		19,306,894

TELECOMMUNICATION SERVICES 3.5%
Diversified Telecommunication Services 3.2%
AT&T, Inc.	850,595	26,206,832
Verizon Communications, Inc.	492,645	16,769,636

		42,976,468

Wireless Telecommunication Services 0.3%
Sprint Nextel Corp.	510,800	4,157,912

UTILITIES 3.7%
Electric Utilities 1.9%
American Electric Power Co., Inc.	20,477	810,873
Duke Energy Corp.	545,304	9,586,444
Edison International	241,287	11,663,813
FirstEnergy Corp.	52,829	3,885,573

		25,946,703

Multi-Utilities 1.8%
CenterPoint Energy, Inc.	650,718	10,261,823
NiSource, Inc. ρ	437,057	7,464,934
Xcel Energy, Inc.	364,490	7,311,669

		25,038,426

Total Common Stocks (cost $1,077,561,786)		1,347,832,029

	Principal Amount	Value

SHORT-TERM INVESTMENTS 11.6%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bills:
1.61%, 08/07/2008 ƒ ß	$1,000,000	999,732
1.90%, 09/18/2008 ƒ ß	500,000	498,753

		1,498,485

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES 11.5%
BGI Prime Money Market Fund, Premium Shares, 2.51% q ρρ	32,501,729	$32,501,729
BlackRock Liquidity TempFund, Institutional Class, 2.52% q ρρ	32,371,560	32,371,560
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø ρρ	58,041,110	58,041,110

Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% q ρρ	33,131,325	33,131,325

		156,045,724

Total Short-Term Investments (cost $157,544,209)		157,544,209

Total Investments (cost $1,235,105,995) 110.5%		1,505,376,238
Other Assets and Liabilities (10.5%)		(143,445,524)

Net Assets 100.0%		$1,361,930,714

*	Non-income producing security
ρ	All or a portion of this security is on loan.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
ß	Rate shown represents the yield to maturity at date of purchase.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Information Technology	17.8%
Health Care	14.0%
Financials	13.6%
Energy	13.4%
Consumer Staples	11.6%
Industrials	11.1%
Consumer Discretionary	7.7%
Utilities	3.8%
Telecommunication Services	3.5%
Materials	3.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $1,177,064,885) including $129,417,411 of securities loaned	$1,447,335,128
Investments in affiliated money market fund, at value (cost $58,041,110)	58,041,110

Total investments	1,505,376,238
Receivable for securities sold	41,760,971
Receivable for Fund shares sold	539,265
Dividends receivable	1,684,718
Receivable for securities lending income	51,923
Prepaid expenses and other assets	55,085

Total assets	1,549,468,200

Liabilities
Payable for securities purchased	44,464,875
Payable for Fund shares redeemed	1,710,989
Payable for securities on loan	140,897,510
Payable for daily variation margin on open futures contracts	240,267
Advisory fee payable	17,013
Distribution Plan expenses payable	3,375
Due to other related parties	3,782
Accrued expenses and other liabilities	199,675

Total liabilities	187,537,486

Net assets	$1,361,930,714

Net assets represented by
Paid-in capital	$1,138,987,266
Overdistributed net investment income	(99,554)
Accumulated net realized losses on investments	(47,386,191)
Net unrealized gains on investments	270,429,193

Total net assets	$1,361,930,714

Net assets consists of
Class A	$348,349,654
Class B	11,935,293
Class C	10,409,461
Class I	942,111,664
Class IS	49,124,642

Total net assets	$1,361,930,714

Shares outstanding (unlimited number of shares authorized)
Class A	24,194,140
Class B	872,436
Class C	746,450
Class I	65,072,377
Class IS	3,409,704

Net asset value per share
Class A	$14.40
Class A — Offering price (based on sales charge of 4.75%)	$15.12
Class B	$13.68
Class C	$13.95
Class I	$14.48
Class IS	$14.41

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

	Year Ended July 31, 2008 (a)	Year Ended September 30, 2007

Investment income
Dividends (Net of foreign withholding taxes of $0 and $160, respectively)	$28,601,134	$37,278,264
Income from affiliate	510,404	1,256,391
Securities lending	336,798	332,448
Interest	26,000	65,525

Total investment income	29,474,336	38,932,628

Expenses
Advisory fee	6,476,399	8,952,901
Distribution Plan expenses
Class A	882,575	697,054
Class B	140,617	273,864
Class C	92,173	102,660
Class IS	122,437	173,369
Administrative services fee	1,436,775	2,086,169
Transfer agent fees	1,118,206	984,001
Trustees’ fees and expenses	31,196	30,706
Printing and postage expenses	118,833	112,907
Custodian and accounting fees	354,466	556,360
Registration and filing fees	95,521	91,925
Professional fees	82,436	71,771
Interest expense	647	470
Other	177,704	176,728

Total expenses	11,129,985	14,310,885
Less: Expense reductions	(21,520)	(44,488)

Net expenses	11,108,465	14,266,397

Net investment income	18,365,871	24,666,231

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	62,869,203	317,598,868
Futures contracts	(1,488,510)	136,190
Written options	0	(262,237)

Net realized gains on investments	61,380,693	317,472,821
Net change in unrealized gains or losses on investments	(339,176,306)	(58,186,121)

Net realized and unrealized gains or losses on investments	(277,795,613)	259,286,700

Net increase (decrease) in net assets resulting from operations	$(259,429,742)	$283,952,931

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2008 (a)		Year Ended September 30, 2007

Operations
Net investment income		$18,365,871		$24,666,231
Net realized gains on investments		61,380,693		317,472,821
Net change in unrealized gains or losses on investments		(339,176,306)		(58,186,121)

Net increase (decrease) in net assets resulting from operations		(259,429,742)		283,952,931

Distributions to shareholders from Net investment income
Class A		(3,878,326)		(3,348,628)
Class B		(51,813)		(59,143)
Class C		(39,440)		(25,804)
Class I		(13,019,753)		(20,692,940)
Class IS		(554,873)		(665,003)
Net realized gains
Class A		(51,305,752)		(4,070,673)
Class B		(2,370,573)		(1,044,861)
Class C		(1,265,357)		(307,085)
Class I		(157,887,576)		(58,268,660)
Class IS		(6,975,858)		(2,358,668)

Total distributions to shareholders		(237,349,321)		(90,841,465)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,158,197	18,754,170	2,285,129	42,144,543
Class B	96,782	1,462,758	215,470	3,744,929
Class C	190,880	2,897,212	271,740	4,788,660
Class I	7,586,455	120,931,280	15,094,476	280,114,830
Class IS	25,123	410,176	39,036	714,883

		144,455,596		331,507,845

Net asset value of shares issued in reinvestment of distributions
Class A	3,250,280	52,985,687	386,349	6,959,436
Class B	143,987	2,233,451	61,800	1,038,276
Class C	51,778	818,705	12,516	214,218
Class I	5,506,367	90,363,687	2,001,115	35,605,091
Class IS	404,270	6,592,364	144,674	2,563,336

		152,993,894		46,380,357

Automatic conversion of Class B shares to Class A shares
Class A	343,489	5,513,467	360,217	6,538,358
Class B	(361,172)	(5,513,467)	(377,148)	(6,538,358)

		0		0

Payment for shares redeemed
Class A	(7,606,840)	(121,519,827)	(10,014,036)	(188,221,519)
Class B	(310,366)	(4,697,348)	(391,453)	(6,795,099)
Class C	(164,595)	(2,600,768)	(93,304)	(1,649,230)
Class I	(31,568,968)	(509,783,011)	(33,929,502)	(622,568,556)
Class IS	(609,574)	(9,494,311)	(615,247)	(11,201,450)

		(648,095,265)		(830,435,854)

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31, 2008 (a)		Year Ended September 30, 2007

	Shares		Shares

Capital share transactions continued
Net asset value of shares issued in acquisition
Class A	0	$0	27,266,273	$524,311,277

Net increase (decrease) in net assets resulting from capital share transactions		(350,645,775)		71,763,625

Total increase (decrease) in net assets		(847,424,838)		264,875,091
Net assets
Beginning of period		2,209,355,552		1,944,480,461

End of period		$1,361,930,714		$2,209,355,552

Overdistributed net investment income		$(99,554)		$(1,061,550)

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2006

Operations
Net investment income		$25,169,292
Net realized gains on investments		122,537,195
Net change in unrealized gains or losses on investments		42,096,078

Net increase in net assets resulting from operations		189,802,565

Distributions to shareholders from
Net investment income
Class A		(1,309,543)
Class B		(193,294)
Class C		(38,495)
Class I		(22,527,984)
Class IS		(829,172)

Total distributions to shareholders		(24,898,488)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	1,126,010	18,218,002
Class B	145,294	2,228,649
Class C	204,603	3,229,172
Class I	26,070,139	428,210,678
Class IS	32,428	520,208

		452,406,709

Net asset value of shares issued in reinvestment of distributions
Class A	73,379	1,190,886
Class B	11,850	182,506
Class C	1,801	28,319
Class I	349,038	5,704,010
Class IS	43,147	699,451

		7,805,172

Automatic conversion of Class B shares to Class A shares
Class A	1,193,629	19,358,572
Class B	(1,247,392)	(19,358,572)

		0

Payment for shares redeemed
Class A	(2,101,218)	(34,002,480)
Class B	(811,100)	(12,502,167)
Class C	(124,790)	(1,963,319)
Class I	(17,753,024)	(287,967,821)
Class IS	(873,320)	(13,983,933)

		(350,419,720)

Net increase in net assets resulting from capital share transactions		109,792,161

Total increase in net assets		274,696,238
Net assets
Beginning of period		1,669,784,223

End of period		$1,944,480,461

Overdistributed net investment income		$(810,493)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Enhanced S&P 500® Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates

NOTES TO FINANCIAL STATEMENTS continued

of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays

NOTES TO FINANCIAL STATEMENTS continued

and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Options

The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been off-set by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal,

NOTES TO FINANCIAL STATEMENTS continued

Massachusetts and Delaware revenue authorities for all taxable years beginning after September 30, 2004.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers. During the ten months ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$(3,881,717)
Overdistributed net investment income	140,330
Accumulated net realized losses on investments	3,741,387

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a base monthly management fee at an annual rate of 0.30% which could be adjusted up to a maximum annual rate of 0.45% or down to a minimum annual rate of 0.15%, depending on the Fund’s performance against the S&P 500. For the ten months ended July 31, 2008 and the year ended September 30, 2007, the advisory fee was equivalent to 0.45% (on an annualized basis) and 0.43%, respectively, of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statements of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net

NOTES TO FINANCIAL STATEMENTS continued

assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the ten months ended July 31, 2008 and the year ended September 30, 2007, the administrative services fee was equivalent to 0.10% (on an annualized basis) and 0.10%, respectively, of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the ten months ended July 31, 2008, and for the year ended September 30, 2007, the transfer agent fees were equivalent to an annual rate of 0.08% and 0.05%, respectively, of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class.

For the ten months ended July 31, 2008, EIS received $4,471 from the sale of Class A shares and $143, $18,658 and $618 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. ACQUISITIONS

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Growth Opportunities Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Growth Opportunities Fund at an exchange ratio of 1.33 for Class A shares of the Fund. On the same date, the Fund also acquired the net assets of Atlas Strategic Growth Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Strategic Growth Fund at an exchange ratio of 0.81 for Class A shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $2,009,952,035.

NOTES TO FINANCIAL STATEMENTS continued

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of
	Net Assets	Unrealized	Number of
Acquired Fund	Acquired	Appreciation	Shares Issued

Atlas Growth Opportunities Fund	$434,721,074	$98,150,126	22,607,238 Class A
Atlas Strategic Growth Fund	89,590,203	15,433,119	4,659,035 Class A

The aggregate net assets of the Fund immediately after these acquisitions were $2,534,263,312.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $501,681,795 and $1,014,047,135, respectively, for the ten months ended July 31, 2008 and $1,467,172,310 and $2,015,291,450, respectively, for the year ended September 30, 2007.

At July 31, 2008, the Fund had long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	July 31, 2008	Gain (Loss)

September 2008	51 S&P 500 Index Futures	$15,996,575	$16,155,525	$158,950

During the ten months ended July 31, 2008 and the year ended September 30, 2007, the Fund loaned securities to certain brokers and earned $49,261 and $0, respectively, in affiliated income. Affiliated income relating to securities lending activity is included in income from affiliate on the Statements of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $129,417,411 and $140,897,510, respectively.

During the ten months ended July 31, 2008, the Fund had no written option activity. During the year ended September 30, 2007, the Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at September 30, 2006	0	$0
Options written	167	52,640
Options closed	(167)	(52,640)

Options outstanding at September 30, 2007	0	$0

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,237,340,858. The gross unrealized appreciation and depreciation on securities based on tax cost was $335,101,766 and $67,066,386, respectively, with a net unrealized appreciation of $268,035,380.

NOTES TO FINANCIAL STATEMENTS continued

As of July 31, 2008, the Fund had $78,652,416 in capital loss carryovers for federal income tax purposes with $26,197,616 expiring in 2009 and $52,454,800 expiring in 2010. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended July 31, 2008 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the ten months ended July 31, 2008, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed			Temporary
Long-term	Unrealized	Capital Loss	Book/Tax
Capital Gain	Appreciation	Carryovers	Differences

$33,660,038	$268,035,380	$78,652,416	$(99,554)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and futures contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31, 2008 (a)	Year Ended September 30,

		2007	2006

Ordinary Income	$17,544,205	$24,574,580	$23,275,700
Long-term Capital Gain	219,805,116	66,266,885	1,622,788

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

NOTES TO FINANCIAL STATEMENTS continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

The Fund had the following borrowing activity:

	Year Ended	Year Ended
	July 31,	September 30,
	2008 (a)	2007

Average borrowing outstanding	$17,544*	$7,981
Interest paid	647	470
Average interest rate	3.69%*	5.89%

(a)	For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.
*	Annualized

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period .. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTES TO FINANCIAL STATEMENTS continued

14. SUBSEQUENT DISTRIBUTIONS

On September 11, 2008, the Fund declared distributions from net investment income to shareholders of record on September 10, 2008. The per share amounts payable on September 12, 2008 were as follows:

Net Investment Income

Class A	$0.0320
Class B	0.0042
Class C	0.0047
Class I	0.0414
Class IS	0.0321

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Enhanced S&P 500® Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statements of operations for the period from October 1, 2007 to July 31, 2008 and the year ended September 30, 2007, statements of changes in net assets for the period from October 1, 2007 to July 31, 2008 and the year ended September 30, 2007 and the financial highlights for the period from October 1, 2007 to July 31, 2008 and for each of the years in the five-year period ended September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Enhanced S&P 500® Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

ADDITIONAL INFORMATION (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $219,805,116 for the fiscal period ended July 31, 2008.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal period ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal period ended July 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person”of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

571532 rv4 09/2008

   Evergreen Equity Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
16	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Equity Income Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

1

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Gary Mishuris, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/31/1978

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/3/1995	1/3/1995	1/3/1995	8/31/1978	10/10/2003

Nasdaq symbol	ETRAX	ETRBX	ETRCX	EVTRX	ETRRX

Average annual return*

1-year with sales charge	-18.44%	-18.04%	-14.86%	N/A	N/A

1-year w/o sales charge	-13.46%	-14.10%	-14.07%	-13.18%	-13.64%

5-year	5.30%	5.48%	5.80%	6.87%	6.33%

10-year	4.16%	4.02%	4.02%	5.07%	4.80%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Equity Income Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -13.46% for the twelve-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell 1000 Value returned -15.15%.

The fund’s objective is to seek current income and capital growth in the value of its shares.

Investment Process

We assumed portfolio management responsibilities for the fund on July 1, 2007, and welcome this opportunity to share with you our investment philosophy and process, as well as to update you on how we applied these strategies in managing the fund over the past year.

The fiscal year began with investors just waking up to the risks presented by the bursting housing bubble and its spreading impact on mortgage and credit markets. The domestic stock market moved along an extremely volatile and downward path over subsequent quarters as the realities of a slowing economy, currency weakness and sharply rising prices for oil, natural gas and other commodities began to register. Value-oriented investors, who in recent years had enjoyed boom times in the financial sector, were confronted by a banking system that was suddenly straining under the pressure of credit losses and the need to raise dilutive capital at a time when earnings sources had begun to wither. While the Federal Reserve Board’s aggressive monetary stimulus has so far kept the domestic economy from slipping into recession, the layering of an oil shock on top of a credit crisis currently suggests that more economic weakness may be in store.

Our focus throughout the fiscal year was on financially-sound companies that we believed the market had mispriced because of temporary problems. Our approach is based on long-term investing. Over longer periods of time, however, we believe it is the soundness of our investment process and the success with which we execute it that will determine long-term results.

At the heart of our investment philosophy is the belief that underlying each stock is a business that has a range of intrinsic values. At times, the market over- or under-reacts, and the price of the stock disconnects from that underlying value. We are not omniscient, and therefore we do not know or attempt to know the value of every business. Instead, we attempt to focus on the subset of businesses whose fundamentals we understand well, and whose value we believe we are able to estimate. Our investment decisions are then driven by a rigorous, bottom-up fundamental approach in which we allocate capital to companies whose market prices have meaningfully disconnected from our estimate of value. The goal is to invest with a margin of safety, which is a function of both the qualitative attributes of the businesses as well as the price at which we buy them. We attempt to obtain the margin of safety by buying the stocks of businesses that we understand well at prices close to the lower end of our value range estimates producing what we believe is an attractive risk to reward ratio.

6

PORTFOLIO MANAGER COMMENTARY continued

In executing our investment approach, we partner with our internal research group, which consists of experts in the industries that they follow. We stay engaged with this group throughout the process of reaching an investment decision, as well as during the time we monitor our investment thesis once the investment is made. Summing up, we are attempting to create a bottom-up portfolio of stocks in businesses that we understand well at prices that are unlikely to offer meaningful downside but that are likely to have favorable expected returns.

To illustrate how we apply this process, it is helpful to sort the portfolio into categories of perceived mispricing. There are several types of these patterns that we have been able to identify, and at a high level they fall into one of three buckets. In the first category, short-term poor results are being over-extrapolated by the market, and the business is being valued as if these results will persist into the indefinite future. Typically, these problems are of a cyclical nature caused by the macro-environment, or are specific to the company that is attempting to turn around its performance. In both of these cases we identify the reasons why we believe the problems may be of a temporary nature, and try to determine if the value of the business under more realistic assumptions is attractive, based on our research.

In the second category, we believe a company’s growth—either its magnitude or its duration—is being under-appreciated. While there may be nothing wrong with the current results, the market may be unwilling to look as far into the future as we are, and therefore may be undervaluing the earning stream of the business. In these situations, we invest in the business because we believe it has a high enough quality and has economics that are predictable enough for us to make this assessment. To protect our downside, we make sure that, if we are wrong about the company’s prospects, the value of the business would not lead to a significant permanent loss of capital.

Finally, the third category is one where the business is being neglected by the market. This can occur for a number of reasons, such as one company being spun-out from a larger one and not yet having a close investor following, or because the company does not fit the typical parameters that institutional investors look for such as size or other characteristics. In these cases, our intent is to understand the business well and value it properly, and to look for a margin of safety resulting from both the price and the quality of what we buy.

As the fiscal year unfolded, we found there were many new opportunities that fell under the first investment pattern (temporary poor results being projected into the future). We capitalized on a number of these, including: WellPoint, a competitively advantaged managed care company where fears of an industry-specific underwriting cycle caused the market to value the business as if the earnings will decline in perpetuity from current levels; Home Depot, one of the two dominant home improvement retailers, whose stock was hampered by demand weakness from the housing downturn; Legg Mason, an asset

7

PORTFOLIO MANAGER COMMENTARY continued

management holding company with managers that possessed, in our opinion, superior long-term track records but was undergoing performance problems; and Carnival, considered in our opinion, a best-in-class cruise line company that suffered cost pressures due to higher energy prices and temporary demand weakness.

As a counter-weight to this type of investment, we had a number of investments that fall in the under-appreciated growth category. These included: Omnicom, considered in our opinion, a best-in-class advertising and marketing agency holding company that we believe has a strong competitive advantage and above-average growth; Automatic Data Processing, one of the top payroll processors that has both a scale and reputation advantage that is likely to continue to allow it to sustain above-average growth and returns; and Diageo, owner of a number of dominant brands in the spirits category that had significant competitive advantages from brand and distribution.

Contributors to performance

At the sector level, strong performance in Technology, Consumer Discretionary, Health Care and Financials helped results. In Technology, Qualcomm and Visa largely drove the positive results. Both of them fall in the under-appreciated growth category, and both contributed meaningfully to performance. In Consumer Discretionary, good stock selection in Media drove returns, with Omnicom delivering strong results in a weak environment, and Apollo Group, a leading for-profit education company, saw its profit margins rebound after a period of investment spending. We also avoided a number of fragile business models during a cyclical downturn in Specialty Retail. In Health Care, positive results were driven by the beginning of Amgen’s turnaround and re-valuation; solid performance by Novartis; and strong results from Medtronic and Baxter International. Finally, in Financials, our significant underweighting of the sector and avoidance of most insurers and commercial banks helped results as those groups were significantly affected by the credit cycle downturn. Our best contributor was Marsh and McLennan Cos., an insurance broker we believed to be undervalued that posted positive returns as its new management team began to focus on expense control.

Detractors from performance

Our most notable detractors from performance were linked to the emerging credit crisis. For Citigroup, Legg Mason and American International Group, we misjudged the severity of their pricing exposures to subprime mortgage securities and related debt/insurance obligations. All three were forced to raise dilutive equity capital to shore up their balance sheets. Even General Electric proved susceptible to the credit environment as its finance operation stumbled, causing the company to lower growth expectations for the year. Other key detractors included Whole Foods Market, which experienced both a cyclical slowdown and higher cost levels due to a recent acquisition; WellPoint, where the market was quick to discount a negative underwriting cycle after the company reported weak results; and Sprint Nextel Corp., whose wireless telephone business experienced deteriorating fundamentals.

8

PORTFOLIO MANAGER COMMENTARY continued

Portfolio Management outlook

The purpose of a well-defined investment philosophy and process is to provide repeatable long-term outcomes. Having used our initial year to reposition your fund, we intend to continue executing our investment process and looking for investments that we believe we can reasonably value and appear priced at a large discount to the underlying value of the businesses. Over time, the areas of opportunity shift, and we constantly look for developments in industries or sectors that lead us to believe that one of the patterns that we have known to lead to under-valuation in the past may be occurring. To that end, we currently are intensifying our efforts in parts of the Financials and Consumer Discretionary sectors, given the amount of near-term fundamental weakness those sectors have experienced. We are not simply looking for cheap stocks—those can easily become cheaper if the fundamentals of the underlying business are structurally deteriorating, or the balance sheet cannot withstand the length and magnitude of the downturn. Instead, we are presently looking for business models that exhibit predictable long-term economics due to competitive advantages, with balance sheets that are likely to withstand temporarily poor results, and valuations that, by virtue of the market painting them with the same brush as their more fragile peers, in our opinion offer attractive long-term potential.

We appreciate the trust you put in us by investing in the fund. In return, we will continue to work hard on your behalf to execute our investment process and communicate clearly and honestly with you about both our actions and results.

Walter McCormick, CFA

Gary Mishuris, CFA

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$908.16	$5.55
Class B	$1,000.00	$904.95	$9.09
Class C	$1,000.00	$904.89	$9.09
Class I	$1,000.00	$909.85	$4.37
Class R	$1,000.00	$907.24	$6.73
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.05	$5.87
Class B	$1,000.00	$1,015.32	$9.62
Class C	$1,000.00	$1,015.32	$9.62
Class I	$1,000.00	$1,020.29	$4.62
Class R	$1,000.00	$1,017.80	$7.12

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 0.92% for Class I and 1.42% for Class R), multiplied by the average account value over the period, multiplied by 182 / 366 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$23.98	$24.16	$24.08	$21.43	$19.57

Income from investment operations
Net investment income (loss)	0.29	0.36	0.44	0.35	0.36
Net realized and unrealized gains or losses on investments	(3.25)	2.70	1.01	3.40	1.89

Total from investment operations	(2.96)	3.06	1.45	3.75	2.25

Distributions to shareholders from
Net investment income	(0.28)	(0.49)	(0.30)	(0.33)	(0.39)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(2.13)	(3.24)	(1.37)	(1.10)	(0.39)

Net asset value, end of period	$18.89	$23.98	$24.16	$24.08	$21.43

Total return[1]	(13.46)%	13.55%	6.40%	17.85%	11.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$287,236	$404,494	$420,757	$494,637	$485,701
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.18%	1.21%	1.19%	1.34%
Expenses excluding waivers/reimbursements and expense reductions	1.18%	1.19%	1.21%	1.23%	1.36%
Net investment income (loss)	1.35%	1.49%	1.80%	1.56%	1.62%
Portfolio turnover rate	23%	57%	96%	114%	137%

1	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$23.77	$23.96	$23.88	$21.26	$19.40

Income from investment operations
Net investment income (loss)	0.13[1]	0.19[1]	0.25[1]	0.20[1]	0.20[1]
Net realized and unrealized gains or losses on investments	(3.23)	2.69	1.02	3.35	1.88

Total from investment operations	(3.10)	2.88	1.27	3.55	2.08

Distributions to shareholders from
Net investment income	(0.11)	(0.32)	(0.12)	(0.16)	(0.22)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(1.96)	(3.07)	(1.19)	(0.93)	(0.22)

Net asset value, end of period	$18.71	$23.77	$23.96	$23.88	$21.26

Total return[2]	(14.10)%	12.76%	5.66%	16.97%	10.71%

Ratios and supplemental data
Net assets, end of period (thousands)	$27,550	$48,897	$60,111	$85,366	$121,797
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%	1.89%	1.91%	1.89%	2.05%
Expenses excluding waivers/reimbursements and expense reductions	1.89%	1.89%	1.91%	1.93%	2.07%
Net investment income (loss)	0.61%	0.78%	1.05%	0.89%	0.92%
Portfolio turnover rate	23%	57%	96%	114%	137%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$23.72	$23.92	$23.85	$21.23	$19.39

Income from investment operations
Net investment income (loss)	0.13[1]	0.19[1]	0.25[1]	0.20[1]	0.20[1]
Net realized and unrealized gains or losses on investments	(3.22)	2.68	1.02	3.35	1.87

Total from investment operations	(3.09)	2.87	1.27	3.55	2.07

Distributions to shareholders from
Net investment income	(0.11)	(0.32)	(0.13)	(0.16)	(0.23)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(1.96)	(3.07)	(1.20)	(0.93)	(0.23)

Net asset value, end of period	$18.67	$23.72	$23.92	$23.85	$21.23

Total return[2]	(14.07)%	12.74%	5.64%	17.02%	10.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,571	$27,901	$28,739	$37,607	$42,447
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.89%	1.91%	1.89%	2.04%
Expenses excluding waivers/reimbursements and expense reductions	1.90%	1.89%	1.91%	1.93%	2.06%
Net investment income (loss)	0.61%	0.78%	1.08%	0.87%	0.92%
Portfolio turnover rate	23%	57%	96%	114%	137%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$23.98	$24.16	$24.08	$21.43	$19.57

Income from investment operations
Net investment income (loss)	0.35	0.42	0.51	0.43	0.42
Net realized and unrealized gains or losses on investments	(3.26)	2.72	1.01	3.39	1.89

Total from investment operations	(2.91)	3.14	1.52	3.82	2.31

Distributions to shareholders from
Net investment income	(0.33)	(0.57)	(0.37)	(0.40)	(0.45)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(2.18)	(3.32)	(1.44)	(1.17)	(0.45)

Net asset value, end of period	$18.89	$23.98	$24.16	$24.08	$21.43

Total return	(13.18)%	13.84%	6.72%	18.19%	11.81%

Ratios and supplemental data
Net assets, end of period (millions)	$502	$642	$616	$640	$631
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%	0.89%	0.92%	0.89%	1.05%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.89%	0.92%	0.93%	1.07%
Net investment income (loss)	1.61%	1.78%	2.12%	1.87%	1.92%
Portfolio turnover rate	23%	57%	96%	114%	137%

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS R	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$24.02	$24.19	$24.10	$21.42	$20.33

Income from investment operations
Net investment income (loss)	0.21	0.30	0.34	0.24	0.25
Net realized and unrealized gains or losses on investments	(3.23)	2.73	1.06	3.44	1.08

Total from investment operations	(3.02)	3.03	1.40	3.68	1.33

Distributions to shareholders from
Net investment income	(0.23)	(0.45)	(0.24)	(0.23)	(0.24)
Net realized gains	(1.85)	(2.75)	(1.07)	(0.77)	0

Total distributions to shareholders	(2.08)	(3.20)	(1.31)	(1.00)	(0.24)

Net asset value, end of period	$18.92	$24.02	$24.19	$24.10	$21.42

Total return	(13.64)%	13.30%	6.19%	17.46%	6.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$50	$103	$85	$88	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.39%	1.39%	1.42%	1.47%	1.47%[2]
Expenses excluding waivers/reimbursements and expense reductions	1.39%	1.39%	1.42%	1.51%	1.49%[2]
Net investment income (loss)	1.16%	1.27%	1.45%	0.88%	1.41%[2]
Portfolio turnover rate	23%	57%	96%	114%	137%

1	For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
2	Annualized

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 96.4%
CONSUMER DISCRETIONARY 10.3%
Hotels, Restaurants & Leisure 2.2%
Carnival Corp. ρ	502,000	$18,543,880

Media 3.7%
Omnicom Group, Inc.	721,966	30,820,729

Multi-line Retail 1.3%
Target Corp.	232,392	10,511,090

Specialty Retail 1.1%
Home Depot, Inc.	399,600	9,522,468

Textiles, Apparel & Luxury Goods 2.0%
Timberland Co., Class A * ρ	1,134,000	16,261,560

CONSUMER STAPLES 14.2%
Beverages 3.3%
Coca-Cola Co.	160,096	8,244,944
Diageo plc	1,114,386	19,380,591

		27,625,535

Food & Staples Retailing 1.7%
Whole Foods Market, Inc. ρ	614,900	13,632,333

Food Products 3.4%
Kraft Foods, Inc., Class A ρ	476,122	15,150,202
McCormick & Co., Inc.	323,900	12,988,390

		28,138,592

Household Products 3.9%
Clorox Co.	340,700	18,568,150
Procter & Gamble Co.	216,521	14,177,795

		32,745,945

Tobacco 1.9%
Philip Morris International, Inc.	311,669	16,097,704

ENERGY 13.5%
Oil, Gas & Consumable Fuels 13.5%
Chevron Corp.	220,100	18,611,656
ConocoPhillips	446,926	36,478,100
Exxon Mobil Corp.	450,029	36,195,832
Occidental Petroleum Corp.	265,430	20,923,847

		112,209,435

FINANCIALS 15.7%
Capital Markets 3.2%
Legg Mason, Inc. ρ	649,800	26,219,430

Commercial Banks 1.2%
Wells Fargo & Co. ρ	333,504	10,095,166

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Consumer Finance 0.9%
Visa, Inc., Class A *	102,735	$7,505,819

Diversified Financial Services 7.0%
Apollo Global Management, LLC, Class A +	605,421	8,475,894
Bank of America Corp. ρ	873,185	28,727,787
JPMorgan Chase & Co.	523,010	21,249,896

		58,453,577

Insurance 3.4%
Marsh & McLennan Cos. ρ	608,963	17,203,205
Prudential Financial, Inc.	110,000	7,586,700
Stewart Information Services Corp. ρ	217,300	3,794,058

		28,583,963

HEALTH CARE 16.0%
Biotechnology 3.2%
Amgen, Inc. *	429,800	26,918,374

Health Care Equipment & Supplies 4.2%
Baxter International, Inc.	121,762	8,354,091
Boston Scientific Corp. *	781,300	9,289,657
Medtronic, Inc.	327,594	17,306,791

		34,950,539

Health Care Providers & Services 2.5%
WellPoint, Inc. *	398,595	20,906,308

Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	395,526	8,353,509
Novartis AG, ADR	427,800	25,389,930
Pfizer, Inc.	914,430	17,072,408

		50,815,847

INDUSTRIALS 9.4%
Aerospace & Defense 1.4%
Lockheed Martin Corp.	115,950	12,097,063

Air Freight & Logistics 1.1%
Expeditors International of Washington, Inc.	265,000	9,410,150

Commercial Services & Supplies 2.7%
Avery Dennison Corp.	201,800	8,881,218
Cintas Corp.	481,800	13,702,392

		22,583,610

Industrial Conglomerates 4.2%
General Electric Co.	1,227,169	34,716,611

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 10.5%
Communications Equipment 3.5%
QUALCOMM, Inc.	530,200	$29,341,268

Computers & Peripherals 1.0%
Dell, Inc. *	350,000	8,599,500

IT Services 1.3%
Automatic Data Processing, Inc.	242,100	10,340,091

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	548,200	12,164,558
Texas Instruments, Inc.	367,300	8,954,774

		21,119,332

Software 2.2%
Microsoft Corp.	712,453	18,324,291

TELECOMMUNICATION SERVICES 2.0%
Wireless Telecommunication Services 2.0%
Sprint Nextel Corp. ρ	2,080,028	16,931,428

UTILITIES 4.8%
Electric Utilities 4.8%
Entergy Corp.	107,360	11,478,931
Exelon Corp.	186,500	14,662,630
Fortum Oyj	319,800	14,122,370

		40,263,931

Total Common Stocks (cost $821,497,499)		804,285,569

SHORT-TERM INVESTMENTS 14.9%
MUTUAL FUND SHARES 14.9%
BGI Prime Money Market Fund, Premium Shares, 2.51% q ρρ	21,657,254	21,657,254
BlackRock Liquidity TempFund, Institutional Class, 2.52% q ρρ	21,570,517	21,570,517
Evergreen Institutional Money Market Fund, Class I, 2.54% q ρρ ø	28,581,314	28,581,314
Evergreen Institutional U.S. Government Money Market Fund, Class I, 2.11% q ø	30,643,786	30,643,786
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% q ρρ	22,076,780	22,076,780

Total Short-Term Investments (cost $124,529,651)		124,529,651

Total Investments (cost $946,027,150) 111.3%		928,815,220
Other Assets and Liabilities (11.3%)		(94,173,479)

Net Assets 100.0%		$834,641,741

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2008

ρ	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Health Care	16.5%
Financials	16.3%
Consumer Staples	14.7%
Energy	14.0%
Information Technology	10.9%
Consumer Discretionary	10.7%
Industrials	9.8%
Utilities	5.0%
Telecommunication Services	2.1%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $886,802,050) including $89,343,940 of securities loaned	$869,590,120
Investments in affiliated money market funds, at value (cost $59,225,100)	59,225,100

Total investments	928,815,220
Foreign currency, at value (cost $75,230)	74,846
Receivable for Fund shares sold	34,796
Dividends receivable	843,665
Receivable for securities lending income	37,704
Prepaid expenses and other assets	66,115

Total assets	929,872,346

Liabilities
Payable for Fund shares redeemed	1,033,619
Payable for securities on loan	93,885,865
Advisory fee payable	14,450
Distribution Plan expenses payable	3,248
Due to other related parties	2,629
Trustees’ fees and expenses payable	222,976
Accrued expenses and other liabilities	67,818

Total liabilities	95,230,605

Net assets	$834,641,741

Net assets represented by
Paid-in capital	$838,558,596
Overdistributed net investment income	(216,929)
Accumulated net realized gains on investments	13,512,101
Net unrealized losses on investments	(17,212,027)

Total net assets	$834,641,741

Net assets consists of
Class A	$287,236,343
Class B	27,549,893
Class C	17,570,805
Class I	502,235,067
Class R	49,633

Total net assets	$834,641,741

Shares outstanding (unlimited number of shares authorized)
Class A	15,203,562
Class B	1,472,184
Class C	941,141
Class I	26,590,443
Class R	2,623

Net asset value per share
Class A	$18.89
Class A — Offering price (based on sales charge of 5.75%)	$20.04
Class B	$18.71
Class C	$18.67
Class I	$18.89
Class R	$18.92

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $201,298)	$23,977,593
Income from affiliates	645,847
Securities lending	351,728
Interest	3,387

Total investment income	24,978,555

Expenses
Advisory fee	6,085,111
Distribution Plan expenses
Class A	1,005,609
Class B	388,708
Class C	226,225
Class R	433
Administrative services fee	994,922
Transfer agent fees	1,325,997
Trustees’ fees and expenses	22,548
Printing and postage expenses	120,498
Custodian and accounting fees	253,510
Registration and filing fees	62,787
Professional fees	61,144
Other	17,998

Total expenses	10,565,490
Less: Expense reductions	(15,670)
Expense reimbursements	(101,243)

Net expenses	10,448,577

Net investment income	14,529,978

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	36,143,175
Foreign currency related transactions	62,904

Net realized gains on investments	36,206,079
Net change in unrealized gains or losses on investments	(186,979,810)

Net realized and unrealized gains or losses on investments	(150,773,731)

Net decrease in net assets resulting from operations	$(136,243,753)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2008		2007

Operations
Net investment income		$14,529,978		$18,519,381
Net realized gains on investments		36,206,079		76,632,230
Net change in unrealized gains or losses on investments		(186,979,810)		53,256,136

Net increase (decrease) in net assets resulting from operations		(136,243,753)		148,407,747

Distributions to shareholders from
Net investment income
Class A		(4,514,238)		(8,718,422)
Class B		(191,423)		(762,784)
Class C		(117,543)		(395,967)
Class I		(9,109,593)		(15,087,058)
Class R		(964)		(1,780)
Net realized gains
Class A		(29,784,846)		(45,915,770)
Class B		(3,438,895)		(6,349,903)
Class C		(1,990,621)		(3,277,061)
Class I		(48,668,287)		(68,962,365)
Class R		(8,302)		(10,166)

Total distributions to shareholders		(97,824,712)		(149,481,276)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	317,302	6,836,421	453,700	10,961,240
Class B	57,780	1,256,960	143,480	3,431,050
Class C	51,247	1,099,006	129,712	3,127,587
Class I	180,907	3,866,518	349,978	8,611,641
Class R	1,450	31,256	1,455	34,787

		13,090,161		26,166,305

Net asset value of shares issued in reinvestment of distributions
Class A	1,476,596	32,128,920	2,217,493	51,065,450
Class B	149,839	3,236,211	280,026	6,371,009
Class C	80,553	1,735,423	131,519	2,986,974
Class I	2,458,731	53,442,732	3,358,151	77,398,342
Class R	30	642	0	0

		90,543,928		137,821,775

Automatic conversion of Class B shares to Class A shares
Class A	203,190	4,310,225	234,614	5,680,214
Class B	(205,187)	(4,310,225)	(236,747)	(5,680,214)

		0		0

Payment for shares redeemed
Class A	(3,658,763)	(78,101,427)	(3,459,069)	(83,914,665)
Class B	(587,586)	(12,467,370)	(638,130)	(15,324,382)
Class C	(366,983)	(7,815,065)	(286,415)	(6,869,175)
Class I	(2,799,734)	(59,433,459)	(2,455,140)	(59,446,683)
Class R	(3,137)	(63,340)	(675)	(16,319)

		(157,880,661)		(165,571,224)

Net decrease in net assets resulting from capital share transactions		(54,246,572)		(1,583,144)

Total decrease in net assets		(288,315,037)		(2,656,673)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2008	2007

Net assets
Beginning of period	$1,122,956,778	$1,125,613,451

End of period	$834,641,741	$1,122,956,778

Undistributed (overdistributed) net investment income	$(216,929)	$364,671

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Equity Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

24

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is

25

NOTES TO FINANCIAL STATEMENTS continued

recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after July 31, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividend redesignations. During the year ended July 31, 2008, the following amounts were reclassified:

Overdistributed net investment income	$(1,177,817)
Accumulated net realized gains on investments	1,177,817

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as average daily net assets increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.61% of the Fund’s average daily net assets.

26

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2008, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $101,243.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2008, the Fund paid brokerage commissions of $174,919 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

27

NOTES TO FINANCIAL STATEMENTS continued

For the year ended July 31, 2008, EIS received $5,259 from the sale of Class A shares and $21, $62,620 and $1,469 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $227,460,535 and $380,134,329, respectively, for the year ended July 31, 2008.

During the year ended July 31, 2008, the Fund loaned securities to certain brokers and earned $56,925 in affiliated income relating to securities lending activity which is included in income from affiliates on the Statement of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $89,343,940 and $93,885,865, respectively.

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $946,066,784. The gross unrealized appreciation and depreciation on securities based on tax cost was $94,181,052 and $111,432,616, respectively, with a net unrealized depreciation of $17,251,564.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Long-term		Temporary
Capital	Unrealized	Book/Tax
Gain	Depreciation	Differences

$13,551,735	$17,251,661	$(216,929)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

28

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$44,134,503	$47,378,759
Long-term Capital Gain	53,690,209	102,102,517

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

29

NOTES TO FINANCIAL STATEMENTS continued

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

30

NOTES TO FINANCIAL STATEMENTS continued

13. SUBSEQUENT DISTRIBUTIONS

On September 11, 2008, the Fund declared distributions from net investment income to shareholders of record on September 10, 2008. The per share amounts payable on September 12, 2008 are as follows:

Net Investment Income

Class A	$0.0402
Class B	0.0026
Class C	0.0042
Class I	0.0523
Class R	0.0000

These distributions are not reflected in the accompanying financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Equity Income Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Equity Income Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

32

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $53,690,209 for the fiscal year ended July 31, 2008.

For corporate shareholders, 85.85% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 52.93% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

33

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

567505 rv5 09/2008

  Evergreen Fundamental Large Cap Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Fundamental Large Cap Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

1

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Emory Sanders, Jr., CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/15/1986

	Class A	Class B	Class C	Class I
Class inception date	1/3/1995	1/3/1995	1/3/1995	10/15/1986

Nasdaq symbol	EGIAX	EGIBX	EGICX	EVVTX

Average annual return*

1-year with sales charge	-13.99%	-13.72%	-10.26%	N/A

1-year w/o sales charge	-8.74%	-9.42%	-9.40%	-8.46%

5-year	6.42%	6.60%	6.92%	8.00%

10-year	1.67%	1.53%	1.53%	2.55%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*          Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Fundamental Large Cap Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -8.74% for the twelve-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the S&P 500 returned -11.09%.

The fund’s objective is to seek capital growth with the potential for current income.

Investment Process

The fiscal year began with investors just awakening to the risks presented by the bursting of the housing bubble and its spreading impact on credit markets. The domestic stock market moved along on an extremely volatile and downward path over subsequent quarters as the realities of a slowing economy, currency weakness and sharply rising oil, natural gas and other commodity prices began to register. Investors, who in recent years had enjoyed the excess liquidity provided by a booming Financials sector, were confronted by a banking system that was suddenly straining under the pressure of credit losses and the need to raise dilutive equity capital. As credit standards tightened, the pace of domestic economic activity slowed. While the Federal Reserve Board’s aggressive monetary stimulus kept the economy from slipping into a recession, the layering of an oil shock on top of a credit crisis currently suggests that this period of economic softness may be protracted.

Our focus, as always, was on financially sound, competitively advantaged companies that we believed the market had mispriced because of temporary problems. This has been the hallmark of the fund’s investment process. Our investment process continues to pivot on disciplined, fundamental bottom-up research that seeks great companies whose stocks may be selling at a significant discount to our estimate of intrinsic value. We are long-term investors who look to own highly differentiated companies with structural business advantages and strong management teams. Historically, a great company has tended to have strong competitive advantages and has dominated a niche industry with high barriers to entry. The company tends to be differentiated with a lower level of direct competition. We look to find companies that have been emerging as more dominant in their industry and gaining market share. We try to avoid companies that may have outgrown their niche dominance, and have to compete outside their traditional core competency. We have found in the past that, over time, high returns on invested capital tend to attract additional sources of capital, forcing once dominant companies to face more competition. Our investment team has historically focused on owning great businesses for long periods of time, and watching them closely to assess whether they are still dominant and competitive. If we execute well, these businesses may compound free cash flows at faster rates than peers over time, leading to potentially enhanced investment results for shareholders.

Using our deep bench of research analysts, we try to select the very best ideas at times when the risk reward profile merits ownership. Conversely, if we find we have made a mistake in our analysis, and have found our original investment thesis flawed, we have looked to reallocate capital into better ideas. We currently remain very disciplined about

6

PORTFOLIO MANAGER COMMENTARY continued

factoring in a margin of safety as we evaluate purchase opportunities. Our valuation approach uses the present value of estimated future cash flows as a core methodology in measuring our current estimate of intrinsic value. This value may compound over time with the growth in cash flows. If we succeed in identifying great companies, portfolio turnover should remain low, because we prefer to be long-term owners of these businesses rather than renters. The short-term strategy of trying to time quarterly results for what may be mediocre companies is a losing strategy, in our view. Our efforts are focused simply on identifying the great companies who are share gainers with sustainable competitive advantages, and buying them at very attractive prices.

Purchase opportunities may arise when there is an overreaction to a one-time negative event that does not change a company’s structural business advantage. We measure what growth rates, margins, and asset turns the company is discounting at current market prices and compare that to our long-term assumptions to see how they differ. An opportunity generally arises when general market expectations project recent poor results for a company long into the future. For a great, company this is typically an unrealistic long-term picture, and presents us with a significant buying opportunity.

Contributors to performance

The three sectors that led investment results were Information Technology, Health Care and Consumer Discretionary. Through our bottom-up disciplined stock selection process, we were able to benefit from several significant winners, such as Qualcomm, Amgen, Apollo Group, Apache and Baxter International.

Qualcomm’s strong results have continued to be driven by the secular shift from second-to third-generation cell phones, where original equipment manufacturers are required to pay a royalty percentage to Qualcomm based on the average wholesale price. Today, the majority of global wireless subscribers are using second-generation phones. As this secular shift towards the next generation occurs, driven by better voice capacity and greater data bandwidth speeds, we believe Qualcomm stands to collect a high-margin royalty on each phone sold. With the recent settlement with Nokia, Qualcomm currently may be even better positioned to continue collecting royalties, especially since Nokia, the largest global handset manufacturer, has agreed to pay Qualcomm royalties through a new 15-year agreement. Qualcomm’s other business, which competes in wireless semiconductors, has been taking market share within the industry, driven by its leading innovation within 3G wireless semiconductors. Our recent visit with Qualcomm’s top management at their headquarters confirmed our belief that the secular growth story currently remains intact.

Amgen helped the portfolio after a positive development regarding its osteoporosis drug, Denosumab. In addition, the core Epogen franchise appears to have stabilized. Apollo Group posted recent quarterly results that were better than expected, led by higher student enrollments and positive tuition pricing. Apache has clearly benefited from higher crude oil and natural gas prices, as their sales and profits have grown steadily with the upswing in the energy market. Baxter International continued to produce consistent

7

PORTFOLIO MANAGER COMMENTARY continued

sales growth and steady margin improvement, driven by a positive mix-shift in the portfolio towards higher-end products. We believe at present that Baxter is less immune to generics pressure or reimbursement risk within the Health Care sector.

New additions to the portfolio during the fiscal year were Blue Nile, FactSet Research Systems, Apollo Global Management Group, Visa, Phillip Morris International, Bankrate and Clorox Co. In each of these new purchases, our bottom-up research process identified companies that in our view were exceptional and selling at significant discounts to our estimates of their intrinsic values.

Detractors from performance

Our three leading underperforming sectors were Energy, Consumer Staples and Industrials. Individual stocks that led to underperformance were Citigroup, Legg Mason, American International Group, General Electric and Timberland. The most notable detractors were linked to the emerging credit crisis. For Citigroup, Legg Mason and American International Group, we misjudged the severity of their pricing exposure to mortgage-related securities. All three were forced to raise dilutive equity capital to shore up their balance sheets. We eliminated Citigroup and AIG, but continue to hold Legg Mason, an asset management holding company with managers possessing superior long-term track records, but who are, in our opinion, undergoing temporary performance problems that the market is treating as permanent. As investment returns normalize, profitability may improve significantly in what we believe to be an above-average business.

We also held on to both General Electric and Timberland. General Electric underperformed during this period. Its earnings fell this past year, led by weak performance in their Finance and Consumer segments. The second calendar quarter of 2008 offered improved results over the previous quarter, which has given us comfort in management’s ability to address the current problem areas. In our opinion, GE is a superior company, with 50% of revenue overseas and 21% of revenue in emerging markets. The company has significant competitive advantages, large market shares, a very deep management bench, and a strong brand. GE is constantly pruning its portfolio to raise the overall return of its business. The company is now looking to spin-out the low margin Commercial and Industrial businesses at some point in the near future, which may increase the overall margin of the company. While not a niche company, we believe that GE’s global market position may allow it to deliver good results over the long-term driven by its superior competitive advantages and cash generation power. We currently continue to believe GE sells at a significant discount to our estimate of intrinsic value.

Timberland’s stock underperformed during the fiscal year. The company’s restructuring program lengthened as the weak economy forced consumers to pull back on discretionary spending just when Timberland was suffering from an unrelated material fashion unwinding. The management team has been faced with a double whammy: weak sales from a fashion hangover, which got worse as consumers retrenched their spending. We

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PORTFOLIO MANAGER COMMENTARY continued

currently continue to hold our positions in this company, however, as we believe the balance sheet gives the company ample breathing room to finish its cost realignment program and focus on improving sales with core customers. Timberland’s brand has been around for many years, and recently benefited from a rise in popularity among urban consumers. Now the company is refocusing on its traditional consumer, who is less fashion-oriented. We believe the current level of profitability is pressured because of mark-downs and store close-outs related to the restructuring program, which should abate over time. We continue to believe the current stock price sells at a significant discount to our estimate of intrinsic value.

Portfolio Management outlook

Pinpointing a cyclical stock market bottom associated with an economic downturn is difficult and best left to short-term traders. Investors with reasonable timeframes and a disciplined process that targets the best businesses to own, and which can determine the right price to buy them, should be in a position to take advantage of market volatility. As noted earlier, we are long-term investors who look to own highly differentiated companies with structural business advantages and strong management teams. We will continue to execute this process to pursue your investment goals, and we appreciate the trust you place in us by investing in the fund.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$951.07	$6.60
Class B	$1,000.00	$947.25	$10.17
Class C	$1,000.00	$947.43	$10.17
Class I	$1,000.00	$952.24	$5.34
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.10	$6.82
Class B	$1,000.00	$1,014.42	$10.52
Class C	$1,000.00	$1,014.42	$10.52
Class I	$1,000.00	$1,019.39	$5.52

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.36% for Class A, 2.10% for Class B, 2.10% for Class C and 1.10% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$26.73	$23.37	$23.25	$20.85	$20.02

Income from investment operations
Net investment income (loss)	0.17[1]	0.13[1]	0.11[1]	0.14[1]	0.07[1]
Net realized and unrealized gains or losses on investments	(2.36)	3.65	0.52	3.64	2.21

Total from investment operations	(2.19)	3.78	0.63	3.78	2.28

Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.08)	(0.12)	0[2]
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(1.39)	(0.42)	(0.51)	(1.38)	(1.45)

Net asset value, end of period	$23.15	$26.73	$23.37	$23.25	$20.85

Total return[3]	(8.74)%	16.29%	2.76%	18.77%	11.78%

Ratios and supplemental data
Net assets, end of period (millions)	$521	$646	$642	$794	$364
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.38%	1.38%	1.39%	1.61%
Expenses excluding waivers/reimbursements and expense reductions	1.36%	1.41%	1.40%	1.49%	1.65%
Net investment income (loss)	0.69%	0.50%	0.49%	0.62%	0.36%
Portfolio turnover rate	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$24.89	$21.87	$21.86	$19.72	$19.14

Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.04)[1]	(0.05)[1]	(0.01)[1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	(2.19)	3.40	0.49	3.42	2.11

Total from investment operations	(2.20)	3.36	0.44	3.41	2.03

Distributions to shareholders from
Net investment income	(0.01)	(0.03)	0	(0.01)	0
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(1.28)	(0.34)	(0.43)	(1.27)	(1.45)

Net asset value, end of period	$21.41	$24.89	$21.87	$21.86	$19.72

Total return[2]	(9.42)%	15.44%	2.07%	17.93%	10.97%

Ratios and supplemental data
Net assets, end of period (millions)	$77	$150	$214	$340	$272
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.07%	2.09%	2.07%	2.10%	2.33%
Expenses excluding waivers/reimbursements and expense reductions	2.07%	2.11%	2.09%	2.20%	2.37%
Net investment income (loss)	(0.06)%	(0.18)%	(0.21)%	(0.03)%	(0.36)%
Portfolio turnover rate	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$24.89	$21.87	$21.86	$19.72	$19.14

Income from investment operations
Net investment income (loss)	(0.01)[1]	(0.05)[1]	(0.05)[1]	0[1]	(0.08)[1]
Net realized and unrealized gains or losses on investments	(2.19)	3.41	0.49	3.42	2.11

Total from investment operations	(2.20)	3.36	0.44	3.42	2.03

Distributions to shareholders from
Net investment income	(0.01)	(0.03)	0	(0.02)	0
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(1.28)	(0.34)	(0.43)	(1.28)	(1.45)

Net asset value, end of period	$21.41	$24.89	$21.87	$21.86	$19.72

Total return[2]	(9.40)%	15.44%	2.07%	17.95%	10.97%

Ratios and supplemental data
Net assets, end of period (millions)	$61	$80	$86	$110	$116
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.08%	2.09%	2.08%	2.10%	2.31%
Expenses excluding waivers/reimbursements and expense reductions	2.08%	2.11%	2.10%	2.20%	2.35%
Net investment income (loss)	(0.06)%	(0.20)%	(0.21)%	(0.01)%	(0.35)%
Portfolio turnover rate	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.21	$23.76	$23.63	$21.16	$20.26

Income from investment operations
Net investment income (loss)	0.24[1]	0.21[1]	0.19[1]	0.20[1]	0.13[1]
Net realized and unrealized gains or losses on investments	(2.40)	3.70	0.52	3.70	2.25

Total from investment operations	(2.16)	3.91	0.71	3.90	2.38

Distributions to shareholders from
Net investment income	(0.22)	(0.15)	(0.15)	(0.17)	(0.03)
Net realized gains	(1.27)	(0.31)	(0.43)	(1.26)	(1.45)

Total distributions to shareholders	(1.49)	(0.46)	(0.58)	(1.43)	(1.48)

Net asset value, end of period	$23.56	$27.21	$23.76	$23.63	$21.16

Total return	(8.46)%	16.59%	3.08%	19.12%	12.12%

Ratios and supplemental data
Net assets, end of period (millions)	$225	$274	$263	$292	$83
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.09%	1.08%	1.08%	1.33%
Expenses excluding waivers/reimbursements and expense reductions	1.08%	1.11%	1.10%	1.18%	1.37%
Net investment income (loss)	0.94%	0.79%	0.80%	0.87%	0.64%
Portfolio turnover rate	24%	17%	21%	44%	87%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 98.8%
CONSUMER DISCRETIONARY 8.9%
Internet & Catalog Retail 5.3%
Amazon.com, Inc. * ρ	450,000	$34,353,000
Blue Nile, Inc. * ρ	315,076	12,136,728

		46,489,728

Media 1.6%
Omnicom Group, Inc. ρ	334,192	14,266,656

Textiles, Apparel & Luxury Goods 2.0%
Timberland Co., Class A * ρ	1,254,476	17,989,186

CONSUMER STAPLES 13.7%
Beverages 2.6%
Diageo plc	605,131	10,523,998
Diageo plc, ADR	44,312	3,118,679
PepsiCo, Inc.	146,916	9,778,729

		23,421,406

Food & Staples Retailing 3.6%
CVS Caremark Corp.	566,741	20,686,047
Whole Foods Market, Inc. ρ	491,737	10,901,809

		31,587,856

Food Products 2.7%
Kraft Foods, Inc., Class A ρ	335,810	10,685,474
McCormick & Co., Inc. ρ	335,790	13,465,179

		24,150,653

Household Products 3.2%
Clorox Co. ρ	350,836	19,120,562
Procter & Gamble Co.	135,594	8,878,695

		27,999,257

Tobacco 1.6%
Philip Morris International, Inc.	281,874	14,558,792

ENERGY 9.7%
Energy Equipment & Services 0.7%
Schlumberger, Ltd.	62,563	6,356,401

Oil, Gas & Consumable Fuels 9.0%
Apache Corp.	146,567	16,440,420
Chevron Corp.	101,871	8,614,212
ConocoPhillips	205,217	16,749,812
Exxon Mobil Corp.	474,863	38,193,231

		79,997,675

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS 16.0%
Capital Markets 5.5%
Goldman Sachs Group, Inc.	103,518	$19,051,453
Legg Mason, Inc.	290,895	11,737,613
State Street Corp.	131,772	9,440,146
T. Rowe Price Group, Inc. ρ	138,597	8,295,031

		48,524,243

Commercial Banks 3.2%
Wells Fargo & Co. ρ	922,488	27,923,712

Consumer Finance 2.7%
American Express Co.	217,832	8,085,924
Visa, Inc., Class A *	212,244	15,506,546

		23,592,470

Diversified Financial Services 2.4%
Apollo Global Management, LLC, Class A +	622,072	8,709,008
JPMorgan Chase & Co.	318,188	12,927,978

		21,636,986

Insurance 2.2%
Marsh & McLennan Cos.	403,265	11,392,236
Prudential Financial, Inc. ρ	119,938	8,272,124

		19,664,360

HEALTH CARE 12.9%
Biotechnology 3.5%
Amgen, Inc. *	491,246	30,766,737

Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	191,653	13,149,312
Medtronic, Inc.	275,143	14,535,805

		27,685,117

Pharmaceuticals 6.3%
Abbott Laboratories	215,295	12,129,720
Johnson & Johnson	290,004	19,856,574
Novartis AG, ADR	283,073	16,800,383
Wyeth	162,652	6,590,659

		55,377,336

INDUSTRIALS 7.7%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	132,834	13,858,571
United Technologies Corp.	99,747	6,381,813

		20,240,384

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Air Freight & Logistics 1.6%
Expeditors International of Washington, Inc.	141,325	$5,018,451
United Parcel Service, Inc., Class B ρ	148,708	9,380,500

		14,398,951

Industrial Conglomerates 3.8%
General Electric Co.	1,190,071	33,667,109

INFORMATION TECHNOLOGY 25.6%
Communications Equipment 9.4%
Cisco Systems, Inc. *	1,040,051	22,870,722
QUALCOMM, Inc.	1,086,538	60,129,013

		82,999,735

Computers & Peripherals 1.0%
Dell, Inc. *	371,831	9,135,888

Internet Software & Services 4.2%
Bankrate, Inc. * ρ	508,426	15,989,998
Google, Inc., Class A *	45,242	21,433,397

		37,423,395

IT Services 1.2%
Automatic Data Processing, Inc.	240,440	10,269,192

Semiconductors & Semiconductor Equipment 3.7%
Altera Corp.	428,450	9,404,477
Intel Corp.	775,438	17,206,969
Texas Instruments, Inc.	265,386	6,470,111

		33,081,557

Software 6.1%
FactSet Research Systems, Inc. ρ	178,963	10,320,796
Microsoft Corp.	509,256	13,098,064
Oracle Corp. *	1,398,243	30,104,172

		53,523,032

MATERIALS 1.2%
Chemicals 1.2%
Air Products & Chemicals, Inc.	109,250	10,401,693

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	299,099	9,215,240
Verizon Communications, Inc.	264,976	9,019,783

		18,235,023

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
UTILITIES 1.0%
Electric Utilities 1.0%
Exelon Corp.	115,373	$9,070,625

Total Common Stocks (cost $746,487,423)		874,435,155

	Principal Amount	Value

OTHER 0.5%
Gryphon Funding Ltd., Private Placement Pass-Through Notes + ☐ ρρ (cost $4,019,797)	$8,453,832	4,247,205

	Shares	Value

SHORT-TERM INVESTMENTS 19.0%
MUTUAL FUND SHARES 19.0%
BGI Prime Money Market Fund, Premium Shares, 2.51% ρρ q	35,183,082	35,183,082
BlackRock Liquidity TempFund, Institutional Class, 2.52% ρρ q	35,042,164	35,042,164
Evergreen Institutional Money Market Fund, Class I, 2.54% ρρ q ø	46,431,488	46,431,488
Evergreen Institutional U.S. Government Money Market Fund, Class I, 2.11% q ø	15,284,253	15,284,253
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% ρρ q	35,864,609	35,864,609

Total Short-Term Investments (cost $167,805,596)		167,805,596

Total Investments (cost $918,312,816) 118.3%		1,046,487,956
Other Assets and Liabilities (18.3%)		(161,744,987)

Net Assets 100.0%		$884,742,969

*	Non-income producing security
ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2008

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Information Technology	25.9%
Financials	16.2%
Consumer Staples	13.9%
Health Care	13.0%
Energy	9.9%
Consumer Discretionary	9.0%
Industrials	7.8%
Telecommunication Services	2.1%
Materials	1.2%
Utilities	1.0%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $856,597,075) including $153,894,903 of securities loaned	$984,772,215
Investments in affiliated money market funds at value (cost $61,715,741)	61,715,741

Total investments	1,046,487,956
Foreign currency, at value (cost $409,890)	401,029
Receivable for Fund shares sold	337,639
Dividends receivable	1,076,459
Receivable for securities lending income	227,599
Prepaid expenses and other assets	31,157

Total assets	1,048,561,839

Liabilities
Payable for securities purchased	805,599
Payable for Fund shares redeemed	1,651,817
Payable for securities on loan	160,975,007
Advisory fee payable	14,968
Distribution Plan expenses payable	7,453
Due to other related parties	25,975
Trustees’ fees and expenses payable	217,538
Accrued expenses and other liabilities	120,513

Total liabilities	163,818,870

Net assets	$884,742,969

Net assets represented by
Paid-in capital	$899,547,135
Overdistributed net investment income	(197,813)
Accumulated net realized losses on investments	(142,789,915)
Net unrealized gains on investments	128,183,562

Total net assets	$884,742,969

Net assets consists of
Class A	$521,466,354
Class B	76,589,658
Class C	61,460,347
Class I	225,226,610

Total net assets	$884,742,969

Shares outstanding (unlimited number of shares authorized)
Class A	22,529,534
Class B	3,577,928
Class C	2,870,885
Class I	9,558,853

Net asset value per share
Class A	$23.15
Class A — Offering price (based on sales charge of 5.75%)	$24.56
Class B	$21.41
Class C	$21.41
Class I	$23.56

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $65,104)	$19,058,088
Income from affiliates	1,056,340
Securities lending	823,023

Total investment income	20,937,451

Expenses
Advisory fee	6,175,142
Distribution Plan expenses
Class A	1,690,641
Class B	1,151,460
Class C	720,715
Administrative services fee	1,036,116
Transfer agent fees	3,360,795
Trustees’ fees and expenses	11,835
Printing and postage expenses	192,789
Custodian and accounting fees	259,337
Registration and filing fees	58,407
Professional fees	55,778
Other	24,010

Total expenses	14,737,025
Less: Expense reductions	(16,951)
Expense reimbursements	(167,533)

Net expenses	14,552,541

Net investment income	6,384,910

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	59,542,379
Foreign currency related transactions	1,876

Net realized gains on investments	59,544,255
Net change in unrealized gains or losses on investments	(155,799,461)

Net realized and unrealized gains or losses on investments	(96,255,206)

Net decrease in net assets resulting from operations	$(89,870,296)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

		2008		2007

Operations
Net investment income		$6,384,910		$5,019,571
Net realized gains on investments		59,544,255		125,945,445
Net change in unrealized gains or losses on investments		(155,799,461)		52,617,497

Net increase (decrease) in net assets resulting from operations		(89,870,296)		183,582,513

Distributions to shareholders from
Net investment income
Class A		(2,773,070)		(2,907,685)
Class B		(32,221)		(262,630)
Class C		(34,311)		(108,882)
Class I		(2,186,761)		(1,638,761)
Net realized gains
Class A		(29,430,678)		(8,042,882)
Class B		(6,699,281)		(2,598,259)
Class C		(3,865,879)		(1,128,802)
Class I		(12,606,057)		(3,320,764)

Total distributions to shareholders		(57,628,258)		(20,008,665)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	455,107	11,407,196	604,429	15,343,614
Class B	158,342	3,719,002	225,665	5,380,094
Class C	119,559	2,854,461	79,224	1,884,680
Class I	294,839	7,790,514	312,634	7,826,337

		25,771,173		30,434,725

Net asset value of shares issued in reinvestment of distributions
Class A	1,181,325	30,545,185	415,400	10,352,616
Class B	267,644	6,432,635	117,534	2,744,254
Class C	147,645	3,548,208	48,487	1,132,212
Class I	510,793	13,451,217	178,741	4,527,922

		53,977,245		18,757,004

Automatic conversion of Class B shares to Class A shares
Class A	1,365,639	33,787,648	1,806,720	46,010,296
Class B	(1,472,824)	(33,787,648)	(1,934,007)	(46,010,296)

		0		0

Payment for shares redeemed
Class A	(4,653,487)	(117,087,443)	(6,115,489)	(156,419,145)
Class B	(1,388,963)	(32,563,834)	(2,196,248)	(52,214,731)
Class C	(599,809)	(14,066,078)	(850,377)	(20,366,917)
Class I	(1,300,813)	(33,086,055)	(1,507,768)	(39,545,402)

		(196,803,410)		(268,546,195)

Net decrease in net assets resulting from capital share transactions		(117,054,992)		(219,354,466)

Total decrease in net assets		(264,553,546)		(55,780,618)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2008	2007

Net assets
Beginning of period	$1,149,296,515	$1,205,077,133

End of period	$884,742,969	$1,149,296,515

Undistributed (overdistributed) net investment income	$(197,813)	$839,829

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates

24

NOTES TO FINANCIAL STATEMENTS continued

of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

25

NOTES TO FINANCIAL STATEMENTS continued

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable ye ars beginning after July 31, 2004.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to overdistributed net investment income and dividend redesignations. During the year ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$ (21,526,872)
Overdistributed net investment income	(2,396,189)
Accumulated net realized losses on investments	23,923,061

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

26

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Fundamental Large Cap Fund, increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.59% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2008, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $167,533.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2008, the Fund paid brokerage commissions of $212,210 to Wachovia Securities, LLC.

27

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended July 31, 2008, EIS received $10,855 from the sale of Class A shares and $62, $162,044 and $1,079 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $247,979,680 and $422,262,515, respectively, for the year ended July 31, 2008.

During the year ended July 31, 2008, the Fund loaned securities to certain brokers and earned $289,471 in affiliated income relating to securities lending activity which is included in income from affiliates on the Statement of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $153,894,903 and $160,975,007, respectively.

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $924,464,045. The gross unrealized appreciation and depreciation on securities based on tax cost was $174,199,846 and $52,175,935, respectively, with a net unrealized appreciation of $122,023,911.

As of July 31, 2008, the Fund had $136,638,686 in capital loss carryovers for federal income tax purposes with $134,054,733 expiring in 2010 and $2,583,953 expiring in 2011. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended July 31, 2008 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

28

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$122,032,333	$136,638,686	$(197,813)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and deferred losses on debt restructuring. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$5,026,363	$4,917,958
Long-term Capital Gain	52,601,895	15,090,707

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused

29

NOTES TO FINANCIAL STATEMENTS continued

balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for

30

NOTES TO FINANCIAL STATEMENTS continued

financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT DISTRIBUTIONS

On September 11, 2008, the Fund declared distributions from net investment income to shareholders of record on September 10, 2008. The per share amounts payable on September 12, 2008 are as follows:

Net Investment
Income

Class A	$ 0.0057
Class I	0.0367

These distributions are not reflected in the accompanying financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fundamental Large Cap Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Fundamental Large Cap Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

32

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $52,601,895 for the fiscal year ended July 31, 2008.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

33

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

567509 rv5 09/2008

Evergreen Fundamental Mid Cap Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENT OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Fundamental Mid Cap Value Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

1

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/28/2007

	Class A	Class B	Class C	Class I
Class inception date	9/28/2007	9/28/2007	9/28/2007	9/28/2007

Nasdaq symbol	EFVAX	EFVBX	EFVCX	EFVIX

Cumulative return

Since portfolio inception with sales charge	-13.35%	-13.16%	-9.51%	N/A

Since portfolio inception w/o sales charge	-8.06%	-8.59%	-8.59%	-7.92%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund's performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Fundamental Mid Cap Value Fund Class A shares versus a similar investment in the Russell Midcap Value Index (Russell Midcap Value) and the Consumer Price Index (CPI).

The Russell Midcap Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -8.06% for the period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell Midcap Value returned -15.02%.

The fund’s objective is to seek long-term capital growth.

Investment Process

The inaugural year for the fund was a successful one. Although absolute returns were disappointing, the fund outperformed its benchmark. Using the time-tested philosophy and process of Evergreen Special Values Fund (which we also manage), we sought to build a long-term portfolio of financially strong, quality companies trading at substantial discounts to intrinsic value. We believed that the process that had consistently performed well in the small cap universe had the potential to also generate superior results at the mid cap level.

The goal of the fund is to pursue above-average returns while employing a strategy of risk minimization. We seek to invest in high-quality companies only when we believe projected returns relative to the potential risk of capital losses are heavily in our favor. For each company that we analyze, we calculate intrinsic value using a financial buyer methodology. In other words, we ask the question “What price would a cash buyer pay for this business?” We also ask the question, “How much risk are we assuming should we buy (or continue to own) a particular stock?” The answers to these questions are what guide our capital allocation process.

The ten-month period ended July 31, 2008 was a challenging time for mid cap value investors. The launch of the fund almost perfectly coincided with the market’s recognition that the economy was slowing dramatically as a result of the housing slowdown and subsequent credit crisis. The fall of 2007 was characterized by the movement of capital to companies exposed to international economies in an effort to capture growth as well as benefit from the falling dollar. This trade worked well until the Federal Reserve Board abruptly and aggressively cut interest rates in the first quarter of 2008, sparking a brief rally in financials and domestically exposed companies. However, as oil continued its ascent, sparking inflation fears, and it became apparent that the banking sector was dealing with deeper credit issues, capital once again flowed to commodities and overseas exposure. The fund was able to perform well during the year due to superior stock selection as well as investment philosophy. Stock selection within the Financials, Consumer Discretionary and Technology sectors were notable bright spots. Our focus on quality and quantifiable downside risk kept us away from the numerous mid cap banking companies that were exposed to mortgage-related problems. Many banks experienced steep declines in their share prices. Recognition of risk drove a selling discipline that also served us well, as we were quick to capture returns and reallocate capital where returns relative to risk were more favorable, in our opinion.

6

PORTFOLIO MANAGER COMMENTARY continued

Contributors to performance

While several companies contributed to the fund’s performance, three in particular stand out as reflective of our philosophy and process.

LSI Corp., a semiconductor and storage systems company, declined in the fall of 2007 as a result of concerns regarding the recently completed Agere merger, as well as the market’s fear that LSI would not fare well in an economic downturn. We were first attracted to LSI because of its strong balance sheet, with over $1 per share in net cash. Second, we were also impressed with the substantial cash flow that the company generated and noted that GAAP earnings (earnings reported according to generally accepted accounting principles, or GAAP) were significantly penalized by purchase accounting. Essentially, cash earnings were substantially higher than reported GAAP earnings. Third, LSI has relatively new management that was focused on cost-cutting and margins. We used the short-sighted sell off in the shares as an opportunity to accumulate the stock.

Darden Restaurants, the owner of the Olive Garden and Red Lobster chains, was a top performer for us. Once again, we took advantage of market fears to build a sizable position. In the fall of 2007, Darden purchased Rare Hospitality for $1.2 billion in cash. This added a substantial but manageable amount of debt to Darden’s balance sheet at a time when the economy and the consumer were under pressure. The acquisition, although well conceived longer term, suffered from poor timing. Our knowledge of the company and understanding of the merger deal greatly assisted in our ability to confidently accumulate Darden shares. We initially accumulated shares in the $30-range only to see the shares fall to the low $20s as consumers pulled back in spending. We calculated intrinsic value near $50 and saw, in our opinion, a unique opportunity to purchase what we believed was a very high-quality company at a special price.

UnionBanCal, a West Coast bank, was purchased at an average cost of $47. Our attraction to the bank was its low exposure to residential loans and its underutilized balance sheet. Our calculation of intrinsic value was above $70 per share. We used market fears about the broad banking industry to pick up what we believed was a high-quality company at a very attractive price.

Detractors from performance

Assured Guaranty, a municipal bond insurer, was a significant detractor from performance. Our original attraction to Assured was its unique position within the industry. As competitors Ambac and MBIA suffered steep losses from their subprime exposure, Assured was able to garner increased market share. Our belief was that Assured had the best business model, and the profits from future municipal bond business would generate attractive returns for shareholders. In July of 2008, Moody’s hinted that it might withdraw its “A” rating for Assured. This came as a surprise to us as the market sent the shares substantially lower. We no longer own the stock.

7

PORTFOLIO MANAGER COMMENTARY continued

Everest RE Group, a property and casualty insurer, was a disappointment to us during the fiscal year. A soft market for insurance underwriting combined with a higher-than-expected charge for asbestos and environmental reserves led to a 25% decline in the price of the stock over the course of the fiscal year. We continue to own the stock as we currently believe that the stock is inexpensive at 7 times projected earnings and less than 1 times book value.

Portfolio Management outlook

We currently believe that the equity markets offer appealing opportunities for investors willing to look beyond the recent weakness brought on by problems in the housing industry and Financials sector. We believe that stocks with sensitivity to the U.S. economy are trading at attractive levels, and may garner increased investor focus as the developing economies currently exhibit signs of deceleration. Within Financials, we presently are intrigued with valuations that appear cheap relative to historical norms, but are being very selective, as we believe that risks and further write-downs remain ahead. In addition, given the relatively large outperformance of growth versus value investing over the past 18 months, we currently believe that the fund is well positioned to achieve attractive returns, despite the near-term challenges still present in the marketplace.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 980.77	$ 6.16
Class B	$1,000.00	$ 976.50	$ 9.83
Class C	$1,000.00	$ 976.50	$ 9.83
Class I	$1,000.00	$ 981.84	$ 4.93
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.65	$ 6.27
Class B	$1,000.00	$1,014.92	$10.02
Class C	$1,000.00	$1,014.92	$10.02
Class I	$1,000.00	$1,019.89	$ 5.02

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS A	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.05
Net realized and unrealized gains or losses on investments	(0.87)

Total from investment operations	(0.82)

Distributions to shareholders from
Net investment income	(0.01)

Net asset value, end of period	$9.17

Total return[2]	(8.06%)

Ratios and supplemental data
Net assets, end of period (thousands)	$390
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	13.49%[3]
Net investment income (loss)	0.71%[3]
Portfolio turnover rate	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS B	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(0.87)

Total from investment operations	(0.87)

Distributions to shareholders from
Net investment income	0[2]

Net asset value, end of period	$9.13

Total return[3]	(8.59%)

Ratios and supplemental data
Net assets, end of period (thousands)	$308
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	14.24%[4]
Net investment income (loss)	(0.04)%[4]
Portfolio turnover rate	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS C	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(0.86)

Total from investment operations	(0.86)

Distributions to shareholders from
Net investment income	0[2]

Net asset value, end of period	$9.14

Total return[3]	(8.59%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,107
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[4]
Expenses excluding waivers/reimbursements and expense reductions	14.24%[4]
Net investment income (loss)	(0.01)%[4]
Portfolio turnover rate	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Amount represents less than $0.005 per share.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS I	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.06
Net realized and unrealized gains or losses on investments	(0.85)

Total from investment operations	(0.79)

Distributions to shareholders from
Net investment income	(0.02)

Net asset value, end of period	$9.19

Total return	(7.92%)

Ratios and supplemental data
Net assets, end of period (thousands)	$465
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%[2]
Expenses excluding waivers/reimbursements and expense reductions	13.24%[2]
Net investment income (loss)	1.01%[2]
Portfolio turnover rate	120%

1	For the period from September 28, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 90.5%
CONSUMER DISCRETIONARY 13.2%
Hotels, Restaurants & Leisure 3.7%
Darden Restaurants, Inc.	924	$30,095
Wendy’s International, Inc.	2,395	54,965

		85,060

Household Durables 1.1%
Snap-On, Inc.	425	23,923

Internet & Catalog Retail 1.2%
IAC/InterActiveCorp *	1,528	26,679

Media 3.8%
E.W. Scripps Co., Class A	898	36,405
McGraw-Hill Cos.	451	18,342
Washington Post Co., Class B	50	30,913

		85,660

Multi-line Retail 1.5%
Sears Holdings Corp. *	422	34,182

Specialty Retail 1.9%
AnnTaylor Stores Corp. *	1,944	43,837

CONSUMER STAPLES 3.1%
Food Products 2.4%
Sara Lee Corp.	3,916	53,493

Household Products 0.7%
Clorox Co.	301	16,404

ENERGY 10.0%
Energy Equipment & Services 1.8%
Atwood Oceanics, Inc. *	872	40,034

Oil, Gas & Consumable Fuels 8.2%
Cimarex Energy Co.	1,000	52,110
Mariner Energy, Inc. *	1,222	32,334
Newfield Exploration Co. *	414	20,277
Pioneer Natural Resources Co.	673	40,010
St. Mary Land & Exploration Co.	971	41,326

		186,057

FINANCIALS 21.0%
Commercial Banks 6.2%
Cullen/Frost Bankers, Inc.	924	48,732
National City Corp.	2,039	9,644
UnionBanCal Corp.	1,522	81,762

		140,138

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 11.9%
Brown & Brown, Inc.	2,591	$45,524
Everest Re Group, Ltd.	1,198	97,997
Fidelity National Financial, Inc., Class A	2,148	28,697
White Mountains Insurance Group, Ltd.	224	97,776

		269,994

Real Estate Investment Trusts 0.5%
Annaly Capital Management, Inc.	831	12,523

Real Estate Management & Development 1.1%
Brookfield Properties Corp.	1,302	24,582

Thrifts & Mortgage Finance 1.3%
People’s United Financial, Inc.	1,777	30,173

HEALTH CARE 1.8%
Pharmaceuticals 1.8%
Endo Pharmaceuticals Holdings, Inc. *	1,127	26,090
Forest Laboratories, Inc. *	398	14,133

		40,223

INDUSTRIALS 14.4%
Air Freight & Logistics 1.6%
UTi Worldwide, Inc.	1,971	35,853

Commercial Services & Supplies 4.0%
Avery Dennison Corp.	950	41,809
Monster Worldwide, Inc. *	2,697	47,845

		89,654

Electrical Equipment 2.0%
Belden, Inc.	1,247	46,039

Machinery 4.0%
Dover Corp.	523	25,957
Eaton Corp.	501	35,591
Timken Co.	902	29,784

		91,332

Road & Rail 2.8%
Con-Way, Inc.	1,272	64,312

INFORMATION TECHNOLOGY 14.5%
Communications Equipment 0.5%
CommScope, Inc. *	275	12,262

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 6.0%
Imation Corp.	3,176	$60,534
Lexmark International, Inc., Class A *	1,473	51,673
Sun Microsystems, Inc. *	2,305	24,502

		136,709

Electronic Equipment & Instruments 1.8%
Ingram Micro, Inc., Class A *	2,241	41,302

IT Services 3.9%
Computer Sciences Corp. *	422	19,990
Fidelity National Information Services, Inc.	182	3,489
Global Payments, Inc.	1,450	64,221

		87,700

Semiconductors & Semiconductor Equipment 1.3%
LSI Corp. *	4,133	28,683

Software 1.0%
Check Point Software Technologies, Ltd. *	1,020	23,287

MATERIALS 5.4%
Containers & Packaging 5.4%
Owens-Illinois, Inc. *	1,496	63,191
Pactiv Corp. *	2,444	58,925

		122,116

TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 1.5%
CenturyTel, Inc.	727	27,037
Embarq Corp.	153	7,003

		34,040

UTILITIES 5.6%
Electric Utilities 3.8%
Mirant Corp. *	1,348	41,262
Westar Energy, Inc.	2,028	44,778

		86,040

Multi-Utilities 1.8%
Ameren Corp.	1,024	42,076

Total Common Stocks (cost $2,203,105)		2,054,367

EXCHANGE TRADED FUND 3.2%
iShares Russell Midcap Value Index Fund (cost $83,970)	1,717	72,269

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

SHORT-TERM INVESTMENTS 11.1%
MUTUAL FUND SHARES 11.1%
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø (cost $252,079)	252,079	$252,079

Total Investments (cost $2,539,154) 104.8%		2,378,715
Other Assets and Liabilities (4.8%)		(108,512)

Net Assets 100.0%		$2,270,203

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Financials	22.5%
Information Technology	15.5%
Industrials	15.4%
Consumer Discretionary	14.1%
Energy	10.6%
Utilities	6.0%
Materials	5.7%
Consumer Staples	3.3%
Health Care	1.9%
Telecommunication Services	1.6%
Other	3.4%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $2,287,075)	$2,126,636
Investments in affiliated money market fund, at value (cost $252,079)	252,079

Total investments	2,378,715
Receivable for securities sold	30,123
Receivable for Fund shares sold	19,161
Dividends receivable	1,766
Receivable from investment advisor	453
Prepaid expenses and other assets	26,612

Total assets	2,456,830

Liabilities
Payable for securities purchased	57,339
Distribution Plan expenses payable	40
Due to affiliate	110,715
Due to other related parties	527
Printing and postage expenses payable	10,412
Accrued expenses and other liabilities	7,594

Total liabilities	186,627

Net assets	$2,270,203

Net assets represented by
Paid-in capital	$2,440,279
Undistributed net investment income	3,220
Accumulated net realized losses on investments	(12,857)
Net unrealized losses on investments	(160,439)

Total net assets	$2,270,203

Net assets consists of
Class A	$390,049
Class B	308,221
Class C	1,106,808
Class I	465,125

Total net assets	$2,270,203

Shares outstanding (unlimited number of shares authorized)
Class A	42,513
Class B	33,742
Class C	121,141
Class I	50,613

Net asset value per share
Class A	$9.17
Class A — Offering price (based on sales charge of 5.75%)	$9.73
Class B	$9.13
Class C	$9.14
Class I	$9.19

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Period Ended July 31, 2008 (a)

Investment income
Dividends (net of foreign withholding taxes of $30)	$17,991
Income from affiliate	4,354

Total investment income	22,345

Expenses
Advisory fee	7,323
Distribution Plan expenses
Class A	625
Class B	2,162
Class C	4,192
Administrative services fee	1,125
Transfer agent fees	309
Trustees’ fees and expenses	1,016
Printing and postage expenses	16,000
Custodian and accounting fees	2,080
Registration and filing fees	93,146
Professional fees	27,152
Other	1,001

Total expenses	156,131
Less: Expense reductions	(7)
Fee waivers and expense reimbursements	(137,879)

Net expenses	18,245

Net investment income	4,100

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(12,857)
Net change in unrealized gains or losses on investments	(160,439)

Net realized and unrealized gains or losses on investments	(173,296)

Net decrease in net assets resulting from operations	$(169,196)

(a) For the period from September 28, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

19

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended July 31, 2008 (a)

Operations
Net investment income		$4,100
Net realized losses on investments		(12,857)
Net change in unrealized gains or losses on investments		(160,439)

Net decrease in net assets resulting from operations		(169,196)

Distributions to shareholders from
Net investment income
Class A		(366)
Class B		(23)
Class C		(23)
Class I		(468)

Total distributions to shareholders		(880)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	43,029	423,823
Class B	36,282	359,720
Class C	122,828	1,187,779
Class I	50,625	512,670

		2,483,992

Payment for shares redeemed
Class A	(516)	(4,770)
Class B	(2,540)	(23,409)
Class C	(1,687)	(15,419)
Class I	(12)	(115)

		(43,713)

Net increase in net assets resulting from capital share transactions		2,440,279

Total increase in net assets		2,270,203
Net assets
Beginning of period		0

End of period		$2,270,203

Undistributed net investment income		$3,220

(a)	For the period from September 28, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Fundamental Mid Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

c. Federal and other taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum

21

NOTES TO FINANCIAL STATEMENTS continued

threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.65% and declining to 0.60% as average daily net assets increase. For the period ended July 31, 2008, the advisory fee was equivalent to 0.65% of the Fund’s average daily net assets (on an annualized basis).

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the period ended July 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $7,323 and reimbursed other expenses in the amount of $130,556.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

22

NOTES TO FINANCIAL STATEMENTS continued

During the period ended July 31, 2008, the Fund incurred expenses during its inception which were paid by EIMC on the Fund’s behalf. These amounts which will be reimbursed to EIMC are reflected in the payable to affiliate on the Statement of Assets and Liabilities.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the period ended July 31, 2008, the Fund paid brokerage commissions of $72 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A and up to 1.00% of the average daily net assets for each of Class B and Class C. However, currently the distribution fees for Class A are limited to 0.25% of the average daily net assets of the class.

For the period ended July 31, 2008, EIS received $213 from the sale of Class A shares and $15 in contingent deferred sales charges from redemptions of Class B shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $3,845,765 and $1,546,086, respectively, for the period ended July 31, 2008.

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $2,548,803. The gross unrealized appreciation and depreciation on securities based on tax cost was $37,618 and $207,706, respectively, with a net unrealized depreciation of $170,088.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $3,484.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the period ended July 31, 2008, the Fund did not participate in the interfund lending program.

23

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Post-October Losses

$3,496	$ 170,088	$ 3,484

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was $880 of ordinary income for the period ended July 31, 2008.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. Effective February 22, 2008, the Fund was eligible to participate in the $100 million credit facility. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the period ended July 31, 2008, the Fund had no borrowings.

24

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

25

NOTES TO FINANCIAL STATEMENTS continued

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Fundamental Mid Cap Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from September 28, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Fundamental Mid Cap Value Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for the period from September 28, 2007 (commencement of operations) to July 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

Pursuant to Section 871 of the Internal Revenue Code, $276 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

28

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31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

583272     09/2008

Evergreen Golden Core Opportunities Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENT OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Golden Core Opportunities Fund for the period from the fund’s inception on December 17, 2007 through the end of the fiscal year on July 31, 2008 (the “period”).

Capital markets came under extreme pressure during this period, as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment

1

LETTER TO SHAREHOLDERS continued

banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During this volatile and challenging period in the stock market, the management teams of Evergreen’s newly introduced Golden Funds maintained the investment disciplines developed at Golden Capital Management, LLC, an investment manager specializing in core equity management. Portfolio managers of Evergreen Golden Core Opportunities Fund, for example, employed a largely quantitative process to analyze the fundamentals of approximately 2,000 small and mid cap stocks. They ranked these stocks based on valuation, earnings and momentum before identifying and selecting holdings for the fund’s portfolio. The team supervising Evergreen Golden Mid Cap Core Fund used a comparable process in analyzing and selecting stocks from a universe of approximately 800 mid cap companies. Meanwhile, managers of Evergreen Golden Large Cap Core Fund followed the same discipline in assembling a portfolio from an initial universe of stocks of the largest 3,000 corporations.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

2

LETTER TO SHAREHOLDERS continued

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

John R. Campbell, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

Class inception date	Class A 12/17/2007	Class B 12/17/2007	Class C 12/17/2007	Class I 12/17/2007

Nasdaq symbol	ECOAX	ECOBX	ECOCX	ECOIX

Cumulative return

Since portfolio inception with sales charge	-14.61%	-14.12%	-10.50%	N/A

Since portfolio inception w/o sales charge	-9.40%	-9.60%	-9.60%	-9.30%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Core Opportunities Fund Class A shares versus a similar investment in the Russell 2500 Index (Russell 2500) and the Consumer Price Index (CPI).

The Russell 2500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -9.40% for the period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell 2500 returned -4.91%.

The fund’s objective is to seek long-term capital growth.

Domestic equity prices were buffeted in a volatile environment during the 7-month period. Most benchmarks declined as investors worried about the effects of a crisis in credit markets, rapidly rising energy costs and the effects of these factors on the economy’s overall health. Despite this general tendency, the market also saw brief rallies when investors, particularly in April and May 2008, were encouraged by the actions of the Federal Reserve Board to inject more liquidity into the credit markets. In July 2008, the final month of the period, results were mixed, as the market weighed the potential effects of weakening growth and rising unemployment against the hope that energy prices were starting to retreat.

The fund began operations in mid-December 2007, following the investment discipline developed at Golden Capital Management, LLC, an investment manager specializing in core equity management for institutional and high net-worth investors. The portfolio manager uses a quantitative methodology that analyzes the fundamentals of approximately 2,000 companies. Stocks are ranked based on valuation, earnings and momentum factors and then are screened using qualitative analysis. The manager seeks to identify about 50 companies that he believes are selling at low prices and that have the potential to deliver future earnings exceeding the expectations of general investment industry analysts. Sector weightings tend not to deviate significantly from those of the benchmark index.

Over the abbreviated fiscal period since the fund’s inception, the fund lagged the Russell 2500 Index during the first quarter of 2008, outperformed the benchmark during the second quarter, and lagged in July 2008. For the full period, stock selection in the Consumer Discretionary sector had the most significant positive impact on results, which also were supported by selections in the Utilities and Consumer Staples groups. The leading contributor among the fund’s Consumer Discretionary holdings was Hasbro, Inc., the producer of toys and games. Hasbro announced two strong quarterly earnings reports. From the Utilities sector, investments in Energen Corp. and MDU Resources Group added support to performance, as both companies have significant natural gas exploration and production businesses that benefited from rising commodity prices. In Consumer Staples, NBTY, Inc., which produces and distributes vitamins and food supplements, performed well based on its improving sales. Other holdings that contributed to results over the period included Industrials corporation Gardner Denver, which increased its earnings outlook, and Materials company FMC Corp., a specialty chemical company that has been able to raise its pricing because of strong demand.

Selections in the Information Technology sector tended to have the greatest negative impact on relative performance, which also was held back by selections in the Health

6

PORTFOLIO MANAGER COMMENTARY continued

Care, Financials and Energy sectors. Among Information Technology positions, stocks that tended to detract from results included those of Avnet, Inc., International Rectifier Corp. and Methode Electronics. In Health Care, Health Net’s share price fell in the second quarter as other managed care companies announced lower earnings forecasts, while Waters Corp. issued a disappointing earnings report because of higher-than-expected taxes. In the Financials sector, stock exchange operator NASDAQ OMX Group saw its price fall as investors feared that reduced trading costs would pressure earnings margins. Also holding back results was the investment in Industrials company Goodrich, as investors worried that a weakening commercial aviation market could slow the company’s growth.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 988.00	$ 7.41
Class B	$1,000.00	$ 985.82	$11.11
Class C	$1,000.00	$ 985.82	$11.11
Class I	$1,000.00	$ 989.10	$ 6.18
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.40	$ 7.52
Class B	$1,000.00	$1,013.67	$11.26
Class C	$1,000.00	$1,013.67	$11.26
Class I	$1,000.00	$1,018.65	$ 6.27

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C and 1.25% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS A	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.02)
Net realized and unrealized gains or losses on investments	(0.92)

Total from investment operations	(0.94)

Net asset value, end of period	$9.06

Total return[2]	(9.40)%

Ratios and supplemental data
Net assets, end of period (thousands)	$563
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.50%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.15%[3]
Net investment income (loss)	(0.44)%[3]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS B	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.06)
Net realized and unrealized gains or losses on investments	(0.90)

Total from investment operations	(0.96)

Net asset value, end of period	$9.04

Total return[2]	(9.60)%

Ratios and supplemental data
Net assets, end of period (thousands)	$533
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.90%[3]
Net investment income (loss)	(1.18)%[3]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS C	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.07)
Net realized and unrealized gains or losses on investments	(0.89)

Total from investment operations	(0.96)

Net asset value, end of period	$9.04

Total return[2]	(9.60)%

Ratios and supplemental data
Net assets, end of period (thousands)	$477
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.90%[3]
Net investment income (loss)	(1.18)%[3]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS I	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.01)
Net realized and unrealized gains or losses on investments	(0.92)

Total from investment operations	(0.93)

Net asset value, end of period	$9.07

Total return	(9.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,221
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[2]
Expenses excluding waivers/reimbursements and expense reductions	4.90%[2]
Net investment income (loss)	(0.18)%[2]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 96.9%
CONSUMER DISCRETIONARY 10.8%
Auto Components 1.8%
Gentex Corp.	5,545	$85,726

Household Durables 2.0%
Snap-On, Inc.	1,675	94,286

Leisure Equipment & Products 3.1%
Hasbro, Inc.	3,810	147,523

Media 2.0%
DreamWorks Animation SKG, Inc., Class A *	3,280	97,416

Textiles, Apparel & Luxury Goods 1.9%
Wolverine World Wide, Inc.	3,525	94,223

CONSUMER STAPLES 3.9%
Beverages 1.9%
Pepsi Bottling Group, Inc.	3,210	89,399

Personal Products 2.0%
NBTY, Inc. *	2,825	97,434

ENERGY 12.1%
Energy Equipment & Services 8.2%
Cameron International Corp. *	2,050	97,908
Helmerich & Payne, Inc.	2,125	125,651
Noble Corp.	1,780	92,329
Unit Corp. *	1,140	77,007

		392,895

Oil, Gas & Consumable Fuels 3.9%
Holly Corp.	2,000	57,160
Massey Energy Co.	1,770	131,422

		188,582

FINANCIALS 13.8%
Capital Markets 3.2%
Ameriprise Financial, Inc.	1,800	76,500
Federated Investors, Inc.	2,395	78,700

		155,200

Diversified Financial Services 1.2%
NASDAQ OMX Group, Inc. *	2,095	58,178

Insurance 5.6%
American Financial Group, Inc.	3,395	98,353
Assurant, Inc.	1,490	89,579
HCC Insurance Holdings, Inc.	3,450	78,142

		266,074

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts 3.8%
AMB Property Corp.	1,705	$83,477
Digital Realty Trust, Inc.	2,300	98,693

		182,170

HEALTH CARE 12.3%
Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	2,290	95,882
Express Scripts, Inc. *	1,385	97,698
Laboratory Corporation of America Holdings *	1,315	88,868

		282,448

Life Sciences Tools & Services 4.5%
Applied Biosystems, Inc.	2,940	108,574
Waters Corp. *	1,540	104,628

		213,202

Pharmaceuticals 1.9%
Watson Pharmaceuticals, Inc. *	3,200	92,512

INDUSTRIALS 14.6%
Aerospace & Defense 3.1%
Goodrich Corp.	1,775	87,224
Spirit AeroSystems Holdings, Inc., Class A *	2,870	62,164

		149,388

Commercial Services & Supplies 1.9%
Brink's Co.	1,330	91,717

Electrical Equipment 4.0%
Cooper Industries, Inc.	2,145	90,454
GrafTech International, Ltd. *	4,315	101,187

		191,641

Machinery 3.7%
Gardner Denver, Inc. *	2,080	94,848
Parker Hannifin Corp.	1,280	78,950

		173,798

Marine 1.9%
TBS International, Ltd., Class A *	2,500	91,350

INFORMATION TECHNOLOGY 16.4%
Communications Equipment 2.9%
ADC Telecommunications, Inc. *	5,355	50,658
Harris Corp.	1,825	87,874

		138,532

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 4.4%
Amphenol Corp., Class A	2,475	$117,983
Avnet, Inc. *	3,415	93,093

		211,076

IT Services 1.5%
Convergys Corp. *	5,715	72,580

Semiconductors & Semiconductor Equipment 3.6%
Amkor Technology, Inc. *	11,305	99,032
International Rectifier Corp. *	4,190	70,727

		169,759

Software 4.0%
BMC Software, Inc. *	2,750	90,448
Parametric Technology Corp. *	5,260	101,886

		192,334

MATERIALS 6.5%
Chemicals 6.5%
Albemarle Corp.	2,335	90,902
Celanese Corp., Ser. A	2,210	85,151
FMC Corp.	1,830	136,097

		312,150

TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.2%
CenturyTel, Inc.	2,855	106,177

UTILITIES 4.3%
Gas Utilities 1.9%
Energen Corp.	1,485	89,397

Multi-Utilities 2.4%
MDU Resources Group, Inc.	3,695	117,908

Total Common Stocks (cost $4,951,760)		4,645,075

SHORT-TERM INVESTMENTS 4.4%
MUTUAL FUND SHARES 4.4%
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø (cost $210,670)	210,670	210,670

Total Investments (cost $5,162,430) 101.3%		4,855,745
Other Assets and Liabilities (1.3%)		(61,889)

Net Assets 100.0%		$4,793,856

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2008

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Information Technology	16.9%
Industrials	15.0%
Financials	14.2%
Health Care	12.7%
Energy	12.5%
Consumer Discretionary	11.2%
Materials	6.7%
Utilities	4.5%
Consumer Staples	4.0%
Telecommunication Services	2.3%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $4,951,760)	$4,645,075
Investments in affiliated money market fund, at value (cost $210,670)	210,670

Total investments	4,855,745
Dividends receivable	1,777
Receivable from investment advisor	204
Prepaid expenses and other assets	59,527

Total assets	4,917,253

Liabilities
Distribution Plan expenses payable	32
Due to other related parties	483
Due to affiliate	102,790
Printing and postage expenses payable	12,150
Accrued expenses and other liabilities	7,942

Total liabilities	123,397

Net assets	$4,793,856

Net assets represented by
Paid-in capital	$5,268,348
Undistributed net investment income	6
Accumulated net realized losses on investments	(167,813)
Net unrealized losses on investments	(306,685)

Total net assets	$4,793,856

Net assets consists of
Class A	$562,712
Class B	532,734
Class C	477,307
Class I	3,221,103

Total net assets	$4,793,856

Shares outstanding (unlimited number of shares authorized)
Class A	62,104
Class B	58,960
Class C	52,813
Class I	354,950

Net asset value per share
Class A	$9.06
Class A — Offering price (based on sales charge of 5.75%)	$9.61
Class B	$9.04
Class C	$9.04
Class I	$9.07

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Period Ended July 31, 2008 (a)

Investment income
Dividends	$27,740
Income from affiliate	3,881

Total investment income	31,621

Expenses
Advisory fee	23,718
Distribution Plan expenses
Class A	764
Class B	3,048
Class C	2,999
Administrative services fee	2,964
Transfer agent fees	726
Trustees’ fees and expenses	478
Printing and postage expenses	21,411
Custodian and accounting fees	2,129
Registration and filing fees	62,020
Professional fees	30,020
Other	1,898

Total expenses	152,175
Less: Expense reductions	(28)
Fee waivers and expense reimbursements	(108,277)

Net expenses	43,870

Net investment loss	(12,249)

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(168,297)
Net change in unrealized gains or losses on investments	(306,685)

Net realized and unrealized gains or losses on investments	(474,982)

Net decrease in net assets resulting from operations	$(487,231)

(a)     For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

18

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended July 31, 2008 (a)

Operations
Net investment loss		$(12,249)
Net realized losses on investments		(168,297)
Net change in unrealized gains or losses on investments		(306,685)

Net decrease in net assets resulting from operations		(487,231)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	62,104	617,602
Class B	61,327	612,555
Class C	52,813	526,112
Class I	354,994	3,546,130

		5,302,399

Payment for shares redeemed
Class B	(2,367)	(20,908)
Class I	(44)	(404)

		(21,312)

Net increase in net assets resulting from capital share transactions		5,281,087

Total increase in net assets		4,793,856
Net assets
Beginning of period		0

End of period		$4,793,856

Undistributed net investment income		$6

(a)    For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Golden Core Opportunities Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or

20

NOTES TO FINANCIAL STATEMENTS continued

expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses. During the period ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$(12,739)
Undistributed net investment income	12,255
Accumulated net realized losses on investments	484

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.70% as average daily net assets increase. For the period ended July 31, 2008, the advisory fee was equivalent to 0.80% of the Fund’s average daily net assets (on an annualized basis).

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., a wholly-owned subsidiary of Wachovia, owns a 45% minority interest in Golden Capital.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the period ended July 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $23,718 and reimbursed other expenses in the amount of $84,559.

21

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the period ended July 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

During the period ended July 31, 2008, the Fund incurred expenses during its inception which were paid by EIMC on the Fund’s behalf. These amounts which will be reimbursed to EIMC are reflected in the payable to affiliate on the Statement of Assets and Liabilities.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the period ended July 31, 2008, EIS received $666 in contingent deferred sales charges from redemptions of Class B shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $6,201,348 and $1,081,292, respectively, for the period ended July 31, 2008.

On December 17, 2007, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and

22

NOTES TO FINANCIAL STATEMENTS continued

expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$4,855,745
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$4,855,745

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $5,162,200. The gross unrealized appreciation and depreciation on securities based on tax cost was $284,759 and $591,214, respectively, with a net unrealized depreciation of $306,455.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $168,043.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the period ended July 31, 2008, the Fund did not participate in the interfund lending program.

23

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Post-October Losses	Temporary Book/Tax Differences

$306,455	$168,043	$6

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Effective February 22, 2008, the Fund was eligible to participate in the $100 million credit facility. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the period ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and

24

NOTES TO FINANCIAL STATEMENTS continued

enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12 . NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. SUBSEQUENT EVENT

At the close of business on September 19, 2008, Evergreen Special Equity Fund, a series of Evergreen Select Equity Trust, was merged into the Fund. The Fund acquired all the assets and liabilities of Evergreen Special Equity Fund in a tax-free exchange for shares of the Fund. As a result of the merger, Class A, Class B, Class C, Class I and Class IS shareholders of Evergreen Special Equity Fund became the owners of Class A, Class B, Class C, Class I and Class A shares of the Fund, respectively.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Golden Core Opportunities Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 17, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Golden Core Opportunities Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for the period from December 17, 2007 (commencement of operations) to July 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

26

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

581817 09/2008

Evergreen Golden Mid Cap Core Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENT OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Golden Mid Cap Core Fund for the period from the fund’s inception on December 17, 2007 through the end of the fiscal year on July 31, 2008 (the “period”).

Capital markets came under extreme pressure during this period, as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment

1

LETTER TO SHAREHOLDERS continued

banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During this volatile and challenging period in the stock market, the management teams of Evergreen’s newly introduced Golden Funds maintained the investment disciplines developed at Golden Capital Management, LLC, an investment manager specializing in core equity management. Portfolio managers of Evergreen Golden Core Opportunities Fund, for example, employed a largely quantitative process to analyze the fundamentals of approximately 2,000 small and mid cap stocks. They ranked these stocks based on valuation, earnings and momentum before identifying and selecting holdings for the fund’s portfolio. The team supervising Evergreen Golden Mid Cap Core Fund used a comparable process in analyzing and selecting stocks from a universe of approximately 800 mid cap companies. Meanwhile, managers of Evergreen Golden Large Cap Core Fund followed the same discipline in assembling a portfolio from an initial universe of stocks of the largest 3,000 corporations.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

2

LETTER TO SHAREHOLDERS continued

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

John R. Campbell, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

	Class A	Class B	Class C	Class I
Class inception date	12/17/2007	12/17/2007	12/17/2007	12/17/2007

Nasdaq symbol	EGMAX	EGMBX	EGMCX	EGMIX

Cumulative return

Since portfolio inception with sales charge	-14.99%	-14.59%	-11.00%	N/A

Since portfolio inception w/o sales charge	-9.80%	-10.10%	-10.10%	-9.70%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Mid Cap Core Fund Class A shares versus a similar investment in the Russell Midcap Index (Russell Midcap) and the Consumer Price Index (CPI).

The Russell Midcap is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -9.80% for the period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell Midcap returned -8.10%.

The fund’s objective is to seek long-term capital growth.

Domestic equity prices exhibited significant volatility during the 7-month period, with most benchmarks declining as investors worried about deteriorating credit conditions, rapidly rising energy costs and the effects of these factors on the economy’s overall health. Despite this general tendency, the market also saw brief rallies as investors, particularly in April and May 2008, were encouraged by the actions of the Federal Reserve Board to inject more liquidity into the credit markets. In July 2008, the final month of the period, results were mixed, as the market weighed the potential effects of weakening growth and rising unemployment against the hope that energy prices were starting to retreat.

The fund began operations in mid-December 2007, following the investment discipline developed at Golden Capital Management, LLC, an investment manager specializing in core equity management for institutional and high net-worth investors. The portfolio manager uses a quantitative methodology based on analyzing the fundamentals of approximately 800 mid cap companies with market capitalizations ranging from $2 billion to $14 billion. Stocks are ranked based on valuation, earnings and momentum factors and then are screened using qualitative analysis. The manager seeks to identify about 40 companies that he believes are selling at low prices and that have the potential to deliver future earnings exceeding the expectations of general investment industry analysts. Sector weightings tend not to deviate significantly from those of the benchmark index.

The fund lagged the Russell Midcap during the first quarter of 2008, outperformed the benchmark during the second quarter of 2008, and lagged in July 2008. For the full period, selections in the Consumer Discretionary, Financials, Consumer Staples and Information Technology sectors tended to help performance relative to the index. Within the Consumer Discretionary group, a top performer was Wolverine World Wide, the footwear manufacturer. The popularity of the Merrell brand of outdoor shoes helped Wolverine surpass earnings expectations. In Financials, AON Corp., a reinsurance company, performed relatively well, helped by the expansion of its consulting business and by cost-savings achieved in a corporate restructuring. In Consumer Staples, NBTY, Inc., which produces and distributes vitamins and food supplements, showed improved sales trends. Among fund technology investments, BEA Systems’ share price gained as the company agreed to be purchased by Oracle. Solid contributions from the Energy sector came from oil services companies ENSCO International and Noble Corp. and coal-miner Massey Energy. Specialty chemical manufacturer FMC Corporation helped support results among the Materials holdings.

For the fiscal period, selections in the Energy, Industrials and Health Care sectors tended to hold back results, relative to the Russell Midcap. In Energy, oil refiner Frontier Oil

6

PORTFOLIO MANAGER COMMENTARY continued

Corp. saw its profit margin squeezed by rising oil prices, while Industrials holdings Precision Castparts Corp. and Spirit AeroSystems Holdings were affected by the weak commercial aviation market in a decelerating economy. In Health Care, CIGNA group’s share price declined with that of the entire managed care group after two competitors announced they were lowering their earnings forecasts. Other holdings that detracted from results included two Financials holdings: Principal Financial Group, which suffered losses in its investment portfolio, and financial planning and brokerage firm Ameriprise Financial, whose share price declined because of worries about its exposure to troublesome capital markets.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2008	7/31/2008	During Period*

Actual
Class A	$1,000.00	$985.79	$6.17
Class B	$1,000.00	$981.44	$9.85
Class C	$1,000.00	$981.44	$9.85
Class I	$1,000.00	$985.81	$4.94
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.65	$6.27
Class B	$1,000.00	$1,014.92	$10.02
Class C	$1,000.00	$1,014.92	$10.02
Class I	$1,000.00	$1,019.89	$5.02

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS A	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(0.98)

Net asset value, end of period	$9.02

Total return[2]	(9.80)%

Ratios and supplemental data
Net assets, end of period (thousands)	$542
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.16%[3]
Net investment income (loss)	0.03%[3]
Portfolio turnover rate	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS B	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.04)
Net realized and unrealized gains or losses on investments	(0.97)

Total from investment operations	(1.01)

Net asset value, end of period	$8.99

Total return[2]	(10.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$466
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.91%[3]
Net investment income (loss)	(0.71)%[3]
Portfolio turnover rate	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS C	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	(0.04)
Net realized and unrealized gains or losses on investments	(0.97)

Total from investment operations	(1.01)

Net asset value, end of period	$8.99

Total return[2]	(10.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$453
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.91%[3]
Net investment income (loss)	(0.71)%[3]
Portfolio turnover rate	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS I	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.02
Net realized and unrealized gains or losses on investments	(0.99)

Total from investment operations	(0.97)

Net asset value, end of period	$9.03

Total return	(9.70)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,209
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%[2]
Expenses excluding waivers/reimbursements and expense reductions	4.91%[2]
Net investment income (loss)	0.28%[2]
Portfolio turnover rate	24%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 10.2%
Distributors 2.2%
Genuine Parts Co.	2,565	$102,883

Leisure Equipment & Products 2.9%
Hasbro, Inc.	3,520	136,294

Media 2.4%
Omnicom Group, Inc.	2,550	108,860

Textiles, Apparel & Luxury Goods 2.7%
Wolverine World Wide, Inc.	4,760	127,235

CONSUMER STAPLES 8.4%
Beverages 2.2%
Pepsi Bottling Group, Inc.	3,605	100,399

Food Products 2.8%
H.J. Heinz Co.	2,635	132,752

Personal Products 3.4%
NBTY, Inc. *	4,635	159,861

ENERGY 11.8%
Energy Equipment & Services 5.1%
ENSCO International, Inc.	1,765	122,032
Noble Corp.	2,205	114,373

		236,405

Oil, Gas & Consumable Fuels 6.7%
Frontier Oil Corp.	2,940	53,655
Mariner Energy, Inc. *	3,545	93,801
Massey Energy Co.	2,225	165,206

		312,662

FINANCIALS 15.1%
Capital Markets 4.8%
Ameriprise Financial, Inc.	2,240	95,200
TD Ameritrade Holding Corp. *	6,475	128,917

		224,117

Insurance 4.8%
AON Corp.	2,495	114,271
Assurant, Inc.	1,805	108,517

		222,788

Real Estate Investment Trusts 5.5%
Digital Realty Trust, Inc.	2,970	127,443
Potlatch Corp.	2,760	128,533

		255,976

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 10.4%
Health Care Equipment & Supplies 2.7%
C.R. Bard, Inc.	1,380	$128,119

Health Care Providers & Services 4.8%
Laboratory Corp. of America Holdings *	1,635	110,493
Universal Health Services, Inc., Class B	1,865	113,057

		223,550

Life Sciences Tools & Services 2.9%
Applied Biosystems, Inc.	3,660	135,164

INDUSTRIALS 11.2%
Aerospace & Defense 3.9%
Precision Castparts Corp.	1,130	105,576
Spirit AeroSystems Holdings, Inc., Class A *	3,575	77,434

		183,010

Commercial Services & Supplies 2.1%
Manpower, Inc.	2,050	98,400

Machinery 2.3%
Parker Hannifin Corp.	1,735	107,015

Trading Companies & Distributors 2.9%
W.W. Grainger, Inc.	1,510	135,160

INFORMATION TECHNOLOGY 15.6%
Communications Equipment 6.1%
ADC Telecommunications, Inc. *	6,665	63,051
CommScope, Inc. *	2,665	118,832
Harris Corp.	2,195	105,689

		287,572

Electronic Equipment & Instruments 2.5%
Mettler-Toledo International, Inc. *	1,080	116,111

Semiconductors & Semiconductor Equipment 4.6%
Intersil Corp., Class A	5,085	122,701
Lam Research Corp. *	2,755	90,612

		213,313

Software 2.4%
BMC Software, Inc. *	3,410	112,155

MATERIALS 7.9%
Chemicals 7.9%
Albemarle Corp.	2,905	113,092
Celanese Corp., Ser. A	2,750	105,957
FMC Corp.	2,030	150,971

		370,020

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
UTILITIES 7.0%
Electric Utilities 2.3%
PPL Corp.	2,280	$107,069

Multi-Utilities 4.7%
MDU Resources Group, Inc.	3,340	106,579
Sempra Energy	1,995	112,039

		218,618

Total Common Stocks (cost $4,882,951)		4,555,508

SHORT-TERM INVESTMENTS 3.8%
MUTUAL FUND SHARES 3.8%
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø (cost $178,084)	178,084	178,084

Total Investments (cost $5,061,035) 101.4%		4,733,592
Other Assets and Liabilities (1.4%)		(63,494)

Net Assets 100.0%		$4,670,098

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Information Technology	16.1%
Financials	15.4%
Energy	12.1%
Industrials	11.5%
Health Care	10.7%
Consumer Discretionary	10.4%
Consumer Staples	8.6%
Materials	8.1%
Utilities	7.1%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $4,882,951)	$4,555,508
Investments in affiliated money market fund, at value (cost $178,084)	178,084

Total investments	4,733,592
Dividends receivable	3,714
Receivable from investment advisor	166
Prepaid expenses and other assets	56,358

Total assets	4,793,830

Liabilities
Distribution Plan expenses payable	29
Due to other related parties	441
Due to affiliate	102,790
Printing and postage expenses payable	13,140
Accrued expenses and other liabilities	7,332

Total liabilities	123,732

Net assets	$4,670,098

Net assets represented by
Paid-in capital	$5,170,257
Undistributed net investment income	1,758
Accumulated net realized losses on investments	(174,474)
Net unrealized losses on investments	(327,443)

Total net assets	$4,670,098

Net assets consists of
Class A	$541,654
Class B	466,293
Class C	453,097
Class I	3,209,054

Total net assets	$4,670,098

Shares outstanding (unlimited number of shares authorized)
Class A	60,052
Class B	51,840
Class C	50,373
Class I	355,225

Net asset value per share
Class A	$9.02
Class A — Offering price (based on sales charge of 5.75%)	$9.57
Class B	$8.99
Class C	$8.99
Class I	$9.03

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Period Ended July 31, 2008 (a)

Investment income
Dividends	$33,496
Income from affiliate	4,297

Total investment income	37,793

Expenses
Advisory fee	19,124
Distribution Plan expenses
Class A	757
Class B	2,935
Class C	2,921
Administrative services fee	2,942
Transfer agent fees	234
Trustees’ fees and expenses	568
Printing and postage expenses	18,093
Custodian and accounting fees	2,144
Registration and filing fees	66,904
Professional fees	30,892
Other	3,465

Total expenses	150,979
Less: Expense reductions	(28)
Fee waivers and expense reimbursements	(114,916)

Net expenses	36,035

Net investment income	1,758

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(174,474)
Net change in unrealized gains or losses on investments	(327,443)

Net realized and unrealized gains or losses on investments	(501,917)

Net decrease in net assets resulting from operations	$(500,159)

(a)	For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

17

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended July 31, 2008 (a)

Operations
Net investment income		$1,758
Net realized losses on investments		(174,474)
Net change in unrealized gains or losses on investments		(327,443)

Net decrease in net assets resulting from operations		(500,159)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	60,052	595,857
Class B	52,283	522,125
Class C	50,373	504,437
Class I	355,225	3,551,907

		5,174,326

Payment for shares redeemed
Class B	(443)	(4,069)

Net increase in net assets resulting from capital share transactions		5,170,257

Total increase in net assets		4,670,098
Net assets
Beginning of period		0

End of period		$4,670,098

Undistributed net investment income		$1,758

(a)	For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Golden Mid Cap Core Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or

19

NOTES TO FINANCIAL STATEMENTS continued

expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.65% and declining to 0.55% as average daily net assets increase. For the period ended July 31, 2008, the advisory fee was equivalent to 0.65% of the Fund’s average daily net assets (on an annualized basis).

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., a wholly-owned subsidiary of Wachovia, owns a 45% minority interest in Golden Capital.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the period ended July 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $19,124 and reimbursed other expenses in the amount of $95,792.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and

20

NOTES TO FINANCIAL STATEMENTS continued

declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the period ended July 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

During the period ended July 31, 2008, the Fund incurred expenses during its inception which were paid by EIMC on the Fund’s behalf. These amounts which will be reimbursed to EIMC are reflected in the payable to affiliate on the Statement of Assets and Liabilities.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the period ended July 31, 2008, EIS received $125 from the sale of Class A shares and $118 in contingent deferred sales charges from redemptions of Class B shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $6,152,507 and $1,095,083, respectively, for the period ended July 31, 2008.

On December 17, 2007, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

21

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$4,733,592
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$4,733,592

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $5,061,035. The gross unrealized appreciation and depreciation on securities based on tax cost was $221,134 and $548,577, respectively, with a net unrealized depreciation of $327,443.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $174,474.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the period ended July 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed			Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$1,752	$327,443	$174,474	$6

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

22

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Effective February 22, 2008, the Fund was eligible to participate in the $100 million credit facility. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the period ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and

23

NOTES TO FINANCIAL STATEMENTS continued

any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Golden Mid Cap Core Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 17, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Golden Mid Cap Core Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for the period from December 17, 2007 (commencement of operations) to July 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

25

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

581821 9/2008

Evergreen Golden Large Cap Core Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENT OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Golden Large Cap Core Fund for the period from the fund’s inception on December 17, 2007 through the end of the fiscal year on July 31, 2008 (the “period”).

Capital markets came under extreme pressure during this period, as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment

1

LETTER TO SHAREHOLDERS continued

banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During this volatile and challenging period in the stock market, the management teams of Evergreen’s newly introduced Golden Funds maintained the investment disciplines developed at Golden Capital Management, LLC, an investment manager specializing in core equity management. Portfolio managers of Evergreen Golden Core Opportunities Fund, for example, employed a largely quantitative process to analyze the fundamentals of approximately 2,000 small and mid cap stocks. They ranked these stocks based on valuation, earnings and momentum before identifying and selecting holdings for the fund’s portfolio. The team supervising Evergreen Golden Mid Cap Core Fund used a comparable process in analyzing and selecting stocks from a universe of approximately 800 mid cap companies. Meanwhile, managers of Evergreen Golden Large Cap Core Fund followed the same discipline in assembling a portfolio from an initial universe of stocks of the largest 3,000 corporations.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

2

LETTER TO SHAREHOLDERS continued

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Golden Capital Management, LLC

Portfolio Manager:

Jeff C. Moser, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/17/2007

	Class A	Class B	Class C	Class I
Class inception date	12/17/2007	12/17/2007	12/17/2007	12/17/2007

Nasdaq symbol	EGOAX	EGOBX	EGOCX	EGOIX

Cumulative return

Since portfolio inception with sales charge	-17.34%	-16.87%	-13.37%	N/A

Since portfolio inception w/o sales charge	-12.30%	-12.50%	-12.50%	-12.10%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is waiving its advisory fee and reimbursing the fund for a portion of other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Golden Large Cap Core Fund Class A shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -12.30% for the period ended July 31, 2008, excluding any applicable sales charges. During the same period, the S&P 500 returned -11.23%.

The fund’s objective is to seek long-term capital growth.

Domestic equity prices exhibited significant volatility during the 7-month period. Most stock benchmarks declined as investors worried about deteriorating credit conditions, rapidly rising energy costs and the effects of these factors on the economy’s overall health. Despite this general tendency, the market also saw brief rallies as investors, particularly in April and May 2008, were encouraged by the actions of the Federal Reserve Board to inject more liquidity into the credit markets. In July 2008, the final month of the period, results were mixed, as the market weighed the potential effects of weakening growth and rising unemployment against the hope that energy prices were starting to retreat.

The fund began operations in mid-December 2007, following the investment discipline developed at Golden Capital Management, LLC, an investment manager specializing in core equity management for institutional and high net-worth investors. The portfolio manager uses a quantitative methodology based on analyzing the fundamentals of the top 60% of the 3,000 largest listed publicly traded companies in the United States. Stocks are ranked based on valuation, earnings and momentum factors, and then are screened using qualitative analysis. The managers seek to identify about 50 companies that they believe are selling at low prices and that have the potential to deliver future earnings exceeding the expectations of general investment industry analysts. Sector weightings tend not to deviate significantly from those of the benchmark index.

The fund trailed the S&P 500 Index during the first quarter of 2008, outperformed the benchmark during the second quarter of 2008, and lagged in July 2008. For the full period, selections in the Financials and Consumer Discretionary sectors tended to support performance relative to the S&P 500. In Financials, the portfolio manager underweighted the weak-performing banking and diversified financial industries, while emphasizing the better-performing insurance industry. The fund also benefited when the position in American International Group was sold early in the second quarter, prior to a significant decline in its share price. In the Consumer Discretionary Group, Nike outperformed, as it reported strong earnings results based on solid sales trends both domestically and internationally. In Information Technology, the fund received positive contributions from semiconductor company Applied Materials as well as from BMC Software. In Materials, chemical company Celanese Corp. helped support relative performance.

Over the 7-month period, selections in the Health Care, Energy and Industrials sectors tended to detract from relative results. In Health Care, the share prices of both CIGNA and Aetna declined as two competitors in the managed care industry announced they were lowering their earnings forecasts. The position in CIGNA was sold. Among other

6

PORTFOLIO MANAGER COMMENTARY continued

Health Care investments, pharmaceutical company Merck also underperformed. In the second quarter of 2008, the fund’s modest underweighting of Energy stocks held back relative performance as the sector posted overall solid results in an otherwise down market. In the Industrials sector, both United Technologies and Precision Cast Parts were hurt because of their exposure to the troubled airline industry, while Terex Corporation’s share price fell when a competitor announced disappointing results. Other investments that detracted from results included Newell Rubbermaid, a Consumer Discretionary company and Information Technology corporation Xerox, both of which were sold.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$931.99	$ 5.52
Class B	$1,000.00	$928.87	$ 9.11
Class C	$1,000.00	$928.87	$ 9.11
Class I	$1,000.00	$933.12	$ 4.33
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.14	$ 5.77
Class B	$1,000.00	$1,015.42	$ 9.52
Class C	$1,000.00	$1,015.42	$ 9.52
Class I	$1,000.00	$1,020.39	$ 4.52

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C and 0.90% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS A	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.03
Net realized and unrealized gains or losses on investments	(1.26)

Total from investment operations	(1.23)

Net asset value, end of period	$8.77

Total return[2]	(12.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$604
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.03%[3]
Net investment income (loss)	0.69%[3]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS B	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(1.25)

Net asset value, end of period	$8.75

Total return[2]	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$455
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.78%[3]
Net investment income (loss)	(0.07)%[3]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS C	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0
Net realized and unrealized gains or losses on investments	(1.25)

Net asset value, end of period	$8.75

Total return[2]	(12.50)%

Ratios and supplemental data
Net assets, end of period (thousands)	$942
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%[3]
Expenses excluding waivers/reimbursements and expense reductions	5.78%[3]
Net investment income (loss)	(0.06)%[3]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Excluding applicable sales charges
3	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS I	Period Ended July 31, 2008[1]

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income (loss)	0.05
Net realized and unrealized gains or losses on investments	(1.26)

Total from investment operations	(1.21)

Net asset value, end of period	$8.79

Total return	(12.10)%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,149
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%[2]
Expenses excluding waivers/reimbursements and expense reductions	4.78%[2]
Net investment income (loss)	0.93%[2]
Portfolio turnover rate	23%

1	For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.
2	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 99.6%
CONSUMER DISCRETIONARY 6.4%
Hotels, Restaurants & Leisure 2.1%
McDonald’s Corp.	1,845	$110,312

Specialty Retail 2.4%
Ross Stores, Inc.	3,235	122,801

Textiles, Apparel & Luxury Goods 1.9%
Nike, Inc., Class B	1,645	96,529

CONSUMER STAPLES 6.4%
Food Products 4.3%
General Mills, Inc.	1,810	116,546
Kellogg Co.	1,985	105,324

		221,870

Household Products 2.1%
Procter & Gamble Co.	1,665	109,024

ENERGY 11.4%
Energy Equipment & Services 1.6%
Noble Corp.	1,650	85,585

Oil, Gas & Consumable Fuels 9.8%
Chevron Corp.	1,140	96,398
ConocoPhillips	1,265	103,249
Exxon Mobil Corp.	1,250	100,538
Noble Energy, Inc.	1,155	85,320
Occidental Petroleum Corp.	1,490	117,457

		502,962

FINANCIALS 16.3%
Capital Markets 4.2%
Bank of New York Mellon Corp.	3,045	108,098
Goldman Sachs Group, Inc.	580	106,743

		214,841

Diversified Financial Services 4.2%
Bank of America Corp.	3,595	118,276
JPMorgan Chase & Co.	2,380	96,699

		214,975

Insurance 7.9%
ACE, Ltd.	2,115	107,230
AON Corp.	2,475	113,355
Chubb Corp.	2,020	97,041
MetLife, Inc.	1,805	91,640

		409,266

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 14.6%
Health Care Equipment & Supplies 6.8%
Baxter International, Inc.	1,815	$124,527
Becton Dickinson & Co.	1,295	109,958
St. Jude Medical, Inc. *	2,450	114,121

		348,606

Health Care Providers & Services 2.0%
Aetna, Inc.	2,505	102,730

Pharmaceuticals 5.8%
Bristol-Myers Squibb Co.	4,740	100,109
Johnson & Johnson	1,570	107,498
Merck & Co., Inc.	2,820	92,778

		300,385

INDUSTRIALS 13.5%
Aerospace & Defense 5.5%
Lockheed Martin Corp.	1,020	106,417
Precision Castparts Corp.	945	88,291
United Technologies Corp.	1,385	88,612

		283,320

Electrical Equipment 4.0%
Cooper Industries, Inc.	2,540	107,112
Emerson Electric Co.	2,050	99,835

		206,947

Machinery 4.0%
Danaher Corp.	1,420	113,103
Eaton Corp.	1,280	90,931

		204,034

INFORMATION TECHNOLOGY 19.8%
Communications Equipment 1.7%
Corning, Inc.	4,320	86,443

Computers & Peripherals 4.1%
Hewlett-Packard Co.	2,225	99,680
International Business Machines Corp.	890	113,902

		213,582

Electronic Equipment & Instruments 2.1%
Agilent Technologies, Inc. *	2,930	105,656

Semiconductors & Semiconductor Equipment 4.0%
Applied Materials, Inc.	5,935	102,794
Intel Corp.	4,660	103,406

		206,200

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 7.9%
Amdocs, Ltd. *	3,505	$106,587
BMC Software, Inc. *	3,115	102,452
Microsoft Corp.	3,405	87,577
Oracle Corp. *	5,205	112,064

		408,680

MATERIALS 5.7%
Chemicals 4.0%
Celanese Corp., Ser. A	2,455	94,591
Praxair, Inc.	1,200	112,476

		207,067

Containers & Packaging 1.7%
Owens-Illinois, Inc. *	2,025	85,536

TELECOMMUNICATION SERVICES 3.7%
Diversified Telecommunication Services 3.7%
AT&T, Inc.	2,855	87,963
Verizon Communications, Inc.	2,980	101,439

		189,402

UTILITIES 1.8%
Electric Utilities 1.8%
FirstEnergy Corp.	1,235	90,834

Total Common Stocks (cost $5,625,211)		5,127,587

SHORT-TERM INVESTMENTS 2.2%
MUTUAL FUND SHARES 2.2%
Evergreen Institutional Money Market Fund, Class I, 2.54% q ø (cost $112,936)	112,936	112,936

Total Investments (cost $5,738,147) 101.8%		5,240,523
Other Assets and Liabilities (1.8%)		(91,875)

Net Assets 100.0%		$5,148,648

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percentage of long-term investments by sector as of July 31, 2008:

Information Technology	19.9%
Financials	16.3%
Health Care	14.7%
Industrials	13.5%
Energy	11.5%
Consumer Staples	6.5%
Consumer Discretionary	6.4%
Materials	5.7%
Telecommunication Services	3.7%
Utilities	1.8%

100%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $5,625,211)	$5,127,587
Investments in affiliated money market fund, at value (cost $112,936)	112,936

Total investments	5,240,523
Receivable for Fund shares sold	22,547
Dividends receivable	8,241
Receivable from investment advisor	218
Prepaid expenses and other assets	51,427

Total assets	5,322,956

Liabilities
Payable for securities purchased	52,590
Distribution Plan expenses payable	43
Due to other related parties	533
Due to affiliate	103,840
Printing and postage expenses payable	14,240
Accrued expenses and other liabilities	3,062

Total liabilities	174,308

Net assets	$5,148,648

Net assets represented by
Paid-in capital	$5,812,175
Undistributed net investment income	20,818
Accumulated net realized losses on investments	(186,721)
Net unrealized losses on investments	(497,624)

Total net assets	$5,148,648

Net assets consists of
Class A	$603,760
Class B	454,668
Class C	941,695
Class I	3,148,525

Total net assets	$5,148,648

Shares outstanding (unlimited number of shares authorized)
Class A	68,806
Class B	51,960
Class C	107,607
Class I	358,243

Net asset value per share
Class A	$8.77
Class A — Offering price (based on sales charge of 5.75%)	$9.31
Class B	$8.75
Class C	$8.75
Class I	$8.79

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Period Ended July 31, 2008 (a)

Investment income
Dividends	$53,126
Income from affiliate	3,322

Total investment income	56,448

Expenses
Advisory fee	19,129
Distribution Plan expenses
Class A	811
Class B	2,944
Class C	4,106
Administrative services fee	3,085
Transfer agent fees	526
Trustees’ fees and expenses	424
Printing and postage expenses	18,525
Custodian and accounting fees	2,177
Registration and filing fees	69,404
Professional fees	31,292
Other	3,051

Total expenses	155,474
Less: Expense reductions	(28)
Fee waivers and expense reimbursements	(119,816)

Net expenses	35,630

Net investment income	20,818

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(186,721)
Net change in unrealized gains or losses on investments	(497,624)

Net realized and unrealized gains or losses on investments	(684,345)

Net decrease in net assets resulting from operations	$(663,527)

(a)     For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

17

STATEMENT OF CHANGES IN NET ASSETS

	Period Ended
	July 31, 2008 (a)

Operations
Net investment income		$20,818
Net realized losses on investments		(186,721)
Net change in unrealized gains or losses on investments		(497,624)

Net decrease in net assets resulting from operations		(663,527)

	Shares

Capital share transactions
Proceeds from shares sold
Class A	68,985	679,744
Class B	52,251	522,212
Class C	107,607	1,040,622
Class I	358,243	3,574,000

		5,816,578

Payment for shares redeemed
Class A	(179)	(1,747)
Class B	(291)	(2,656)

		(4,403)

Net increase in net assets resulting from capital share transactions		5,812,175

Total increase in net assets		5,148,648
Net assets
Beginning of period		0

End of period		$5,148,648

Undistributed net investment income		$20,818

(a)     For the period from December 17, 2007 (commencement of operations), to July 31, 2008.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Golden Large Cap Core Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

c. Federal and other taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or

19

NOTES TO FINANCIAL STATEMENTS continued

expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the period ended July 31, 2008, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets (on an annualized basis).

Golden Capital Management, LLC (“Golden Capital”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Wachovia Alternative Strategies, Inc., a wholly-owned subsidiary of Wachovia, owns a 45% minority interest in Golden Capital.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the period ended July 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $19,129 and reimbursed other expenses in the amount of $100,687.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and

20

NOTES TO FINANCIAL STATEMENTS continued

declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the period ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets (on an annualized basis).

During the period ended July 31, 2008, the Fund incurred expenses during its inception which were paid by EIMC on the Fund’s behalf. These amounts which will be reimbursed to EIMC are reflected in the payable to affiliate on the Statement of Assets and Liabilities.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the period ended July 31, 2008, EIS received $106 in contingent deferred sales charges from redemptions of Class B shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $6,955,440 and $1,143,509, respectively, for the period ended July 31, 2008.

On December 17, 2007, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

21

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$5,240,523
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$5,240,523

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $5,738,147. The gross unrealized appreciation and depreciation on securities based on tax cost was $90,914 and $588,538, respectively, with a net unrealized depreciation of $497,624.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $186,721.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the period ended July 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Post-October Losses	Temporary Book/Tax Differences

$20,812	$497,624	$186,721	$6

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

22

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Effective February 22, 2008, the Fund was eligible to participate in the $100 million credit facility. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the period ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material

23

NOTES TO FINANCIAL STATEMENTS continued

adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Golden Large Cap Core Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from December 17, 2007 (commencement of operations) to July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Golden Large Cap Core Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for the period from December 17, 2007 (commencement of operations) to July 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

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27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

581818 09/2008

Evergreen Intrinsic Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
7	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Intrinsic Value Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment

1

LETTER TO SHAREHOLDERS continued

banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Metropolitan West Capital Management, LLC

Portfolio Managers:

Howard Gleicher, CFA; Gary W. Lisenbee; David M. Graham; Jeffrey Peck

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 8/1/2006

	Class A	Class B	Class C	Class I
Class inception date	8/1/2006	8/1/2006	8/1/2006	8/1/2006

Nasdaq symbol	EIVAX	EIVBX	EIVCX	EIVIX

Average annual return*

1-year with sales charge	-13.18%	-12.98%	-9.46%	N/A

1-year w/o sales charge	-7.89%	-8.58%	-8.58%	-7.66%

Since portfolio inception	0.17%	0.52%	2.49%	3.43%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Intrinsic Value Fund Class A shares versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Since the fund tends to invest in a smaller number of stocks than many similar mutual funds, changes in the value of individual stocks may have a larger impact on its net asset value than such fluctuations would if the fund were more broadly invested.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -7.89% for the twelve-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell 1000 Value returned -15.15%.

The fund’s objective is to seek long-term capital growth.

Most domestic equity benchmarks declined during the period, reflecting persistent concerns about a wide range of issues. These concerns ranged from worries about the substantial write-downs of asset values by major banking institutions to record high food and oil prices to weakening economic growth. During the fiscal year, value stocks tended to lag growth shares, while large cap and mid cap stocks trailed small cap companies in performance. Although the fund produced a negative total return for the fiscal year, its results were significantly ahead of the overall market. Consistent with its style, in which sector positioning tends to be the result of individual stock decisions, security selection drove fund performance relative to the Russell 1000 Value for the period. Stock selections in Financials, combined with the underweight positioning in that sector, helped contribute to the Fund’s outperformance. Additionally, stocks selections in the Information Technology and Health Care groups added to results. The underweighting of the strong-performing Energy sector and stock selections in the Consumer Discretionary sector detracted from the fund’s returns.

Among top contributors to returns over the twelve-month period ended July 31, 2008 were Information Technology companies Apple, IBM and Oracle. Apple continued to gain strength across all its divisions, gaining market share in personal computers, music devices and wireless communications devices with the introduction of easy-to-use new products. IBM gained global market share in each of its three principal businesses—hardware, software and services—with the higher-margin software and services business growing to account for about 75% of sales. Oracle, a leader in database software systems for large enterprises, has used its strong cash flow to build its applications software business as well as its business intelligence systems to help customers analyze business data and trends. In the Health Care sector, leading contributors included Baxter International and Universal Health Services. Baxter, a global medical products company specializing in intravenous solutions and flow-control devices, produced strong earnings gains over the period. Universal benefited from strong growth in its behavioral care centers. The company also owns and operates acute care centers. Other solid contributors for the period included Financials firms Charles Schwab Corp. and Aflac, Inc.; farm and construction equipment company Deere & Co.; and oil field services firm Weatherford International, which capitalized on its strong leadership position in drilling technology in a time of rising demand as oil prices climbed steadily.

While our stock selection and underweighting in the poor-performing Financials sector was the largest contributor to relative return, several of our holdings in the sector nevertheless produced disappointing results. Insurer American International Group and investment bank Morgan Stanley both were forced to write down the values of debt-related assets, while banks East West Bancorp and Zions Bancorporation were hurt by their exposure to the troubled economies in southwestern states. In the Industrials sector, aerospace company Boeing was adversely affected by delays in the delivery of its 787 Dreamliner aircraft and controversy over the disputed award of a major defense aircraft tanker contract to a competitor. Meanwhile retailers J.C. Penney and Home Depot were each hurt by slowing sales trends in a weakening economy.

6

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	2/1/2008	7/31/2008	During Period*

Actual
Class A	$1,000.00	$916.37	$5.15
Class B	$1,000.00	$912.45	$8.84
Class C	$1,000.00	$912.45	$8.84
Class I	$1,000.00	$917.41	$4.05
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.49	$5.42
Class B	$1,000.00	$1,015.61	$9.32
Class C	$1,000.00	$1,015.61	$9.32
Class I	$1,000.00	$1,020.64	$4.27

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.08% for Class A, 1.86% for Class B, 1.86% for Class C and 0.85% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2008	2007[1]

Net asset value, beginning of period	$11.53	$10.00

Income from investment operations
Net investment income (loss)	0.09	0.07
Net realized and unrealized gains or losses on investments	(0.96)	1.49

Total from investment operations	(0.87)	1.56

Distributions to shareholders from
Net investment income	(0.05)	(0.03)
Net realized gains	(0.42)	0

Total distributions to shareholders	(0.47)	(0.03)

Net asset value, end of period	$10.19	$11.53

Total return[2]	(7.89)%	15.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$88,456	$81,087
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.11%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.33%
Net investment income (loss)	0.96%	1.14%
Portfolio turnover rate	26%	91%

1	Class A commenced operations on August 1, 2006.
2	Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2008	2007[1]

Net asset value, beginning of period	$11.48	$10.00

Income from investment operations
Net investment income (loss)	0.02	0.02
Net realized and unrealized gains or losses on investments	(0.97)	1.47

Total from investment operations	(0.95)	1.49

Distributions to shareholders from
Net investment income	0	(0.01)
Net realized gains	(0.42)	0

Total distributions to shareholders	(0.42)	(0.01)

Net asset value, end of period	$10.11	$11.48

Total return[2]	(8.58)%	14.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,248	$24,084
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.97%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	2.09%
Net investment income (loss)	0.15%	0.44%
Portfolio turnover rate	26%	91%

1	Class B commenced operations on August 1, 2006.
2	Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2008	2007[1]

Net asset value, beginning of period	$11.48	$10.00

Income from investment operations
Net investment income (loss)	0.01	0.02
Net realized and unrealized gains or losses on investments	(0.96)	1.47

Total from investment operations	(0.95)	1.49

Distributions to shareholders from
Net investment income	0	(0.01)
Net realized gains	(0.42)	0

Total distributions to shareholders	(0.42)	(0.01)

Net asset value, end of period	$10.11	$11.48

Total return[2]	(8.58)%	14.90%

Ratios and supplemental data
Net assets, end of period (thousands)	$22,369	$19,640
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.90%	1.98%
Expenses excluding waivers/reimbursements and expense reductions	1.91%	2.10%
Net investment income (loss)	0.18%	0.31%
Portfolio turnover rate	26%	91%

1	Class C commenced operations on August 1, 2006.
2	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2008	2007[1]

Net asset value, beginning of period	$11.55	$10.00

Income from investment operations
Net investment income (loss)	0.14[2]	0.10
Net realized and unrealized gains or losses on investments	(0.98)	1.48

Total from investment operations	(0.84)	1.58

Distributions to shareholders from
Net investment income	(0.07)	(0.03)
Net realized gains	(0.42)	0

Total distributions to shareholders	(0.49)	(0.03)

Net asset value, end of period	$10.22	$11.55

Total return	(7.66)%	15.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$299,456	$61,469
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	1.11%
Net investment income (loss)	1.25%	1.18%
Portfolio turnover rate	26%	91%

1	Class I commenced operations on August 1, 2006.
2	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 96.3%
CONSUMER DISCRETIONARY 6.8%
Media 3.1%
Time Warner, Inc.	829,000	$11,871,280
Warner Music Group Corp. ρ	177,700	1,482,018

		13,353,298

Multi-line Retail 1.9%
J.C. Penney Co., Inc.	260,000	8,015,800

Specialty Retail 1.8%
Home Depot, Inc.	320,400	7,635,132

CONSUMER STAPLES 20.1%
Beverages 2.4%
Diageo plc, ADR ρ	148,000	10,416,240

Food & Staples Retailing 4.9%
Safeway, Inc.	409,000	10,928,480
Sysco Corp.	346,500	9,826,740

		20,755,220

Food Products 7.7%
Archer Daniels Midland Co. ρ	387,000	11,079,810
ConAgra Foods, Inc.	537,000	11,642,160
Kellogg Co.	193,600	10,272,416

		32,994,386

Personal Products 2.5%
L’Oreal Co., ADR	512,000	10,752,000

Tobacco 2.6%
UST, Inc. ρ	213,000	11,205,930

ENERGY 7.6%
Energy Equipment & Services 3.8%
Weatherford International, Ltd. *	430,000	16,223,900

Oil, Gas & Consumable Fuels 3.8%
ConocoPhillips	200,000	16,324,000

FINANCIALS 19.4%
Capital Markets 4.4%
Charles Schwab Corp.	501,000	11,467,890
Morgan Stanley ρ	186,400	7,359,072

		18,826,962

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 6.4%
East West Bancorp, Inc. ρ	330,000	$3,930,300
Mitsubishi UFJ Financial Group, Inc., ADS	872,000	7,656,160
Synovus Financial Corp. ρ	884,000	8,406,840
Zions Bancorp ρ	250,000	7,317,500

		27,310,800

Diversified Financial Services 3.0%
JPMorgan Chase & Co.	320,000	13,001,600

Insurance 4.3%
AFLAC, Inc.	165,000	9,175,650
American International Group, Inc.	360,000	9,378,000

		18,553,650

Thrifts & Mortgage Finance 1.3%
Washington Mutual, Inc.	1,018,000	5,425,940

HEALTH CARE 9.7%
Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	207,000	14,202,270
Hospira, Inc. *	214,000	8,166,240

		22,368,510

Health Care Providers & Services 2.3%
Universal Health Services, Inc., Class B	162,000	9,820,440

Pharmaceuticals 2.2%
Eli Lilly & Co.	200,200	9,431,422

INDUSTRIALS 9.6%
Aerospace & Defense 4.7%
Boeing Co.	170,000	10,388,700
Northrop Grumman Corp.	148,000	9,973,720

		20,362,420

Electrical Equipment 2.1%
Thomas & Betts Corp. *	216,000	8,938,080

Machinery 2.8%
Deere & Co. ρ	170,000	11,927,200

INFORMATION TECHNOLOGY 15.2%
Computers & Peripherals 7.9%
Apple, Inc. *	92,000	14,623,400
EMC Corp. *	410,000	6,154,100
International Business Machines Corp.	100,800	12,900,384

		33,677,884

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 1.8%
Molex, Inc.	117,000	$2,870,010
Molex, Inc., Class A ρ	220,200	5,088,822

		7,958,832

Semiconductors & Semiconductor Equipment 2.2%
Texas Instruments, Inc.	380,000	9,264,400

Software 3.3%
Oracle Corp. *	660,000	14,209,800

MATERIALS 2.9%
Chemicals 2.9%
Air Products & Chemicals, Inc.	131,000	12,472,510

TELECOMMUNICATION SERVICES 2.1%
Wireless Telecommunication Services 2.1%
Vodafone Group plc, ADR	336,000	9,014,880

UTILITIES 2.9%
Multi-Utilities 2.9%
Dominion Resources, Inc. (Virginia) ρ	280,000	12,370,400

Total Common Stocks (cost $445,022,287)		412,611,636

CONVERTIBLE PREFERRED STOCKS 0.2%
FINANCIALS 0.2%
Commercial Banks 0.2%
East West Bancorp, Inc., Ser. A, 8.00% + (cost $1,050,000)	1,050	826,868

SHORT-TERM INVESTMENTS 18.5%
MUTUAL FUND SHARES 18.5%
BGI Prime Money Market Fund, Premium Shares, 2.51% ρρ q	14,896,202	14,896,202
BlackRock Liquidity TempFund, Institutional Class, 2.52% ρρ q	14,836,543	14,836,543
Evergreen Institutional Money Market Fund, Class I, 2.54% ρρ q ø	34,288,307	34,288,307
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% ρρ q	15,184,981	15,184,981

Total Short-Term Investments (cost $79,206,033)		79,206,033

Total Investments (cost $525,278,320) 115.0%		492,644,537
Other Assets and Liabilities (15.0%)		(64,116,484)

Net Assets 100.0%		$428,528,053

ρ	All or a portion of this security is on loan.
*	Non-income producing security
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Consumer Staples	20.8%
Financials	20.3%
Information Technology	15.7%
Health Care	10.1%
Industrials	10.0%
Energy	7.9%
Consumer Discretionary	7.0%
Materials	3.0%
Utilities	3.0%
Telecommunication Services	2.2%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $490,990,013) including $62,266,825 of securities loaned	$458,356,230
Investments in affiliated money market fund, at value (cost $34,288,307)	34,288,307

Total investments	492,644,537
Receivable for securities sold	3,574,037
Receivable for Fund shares sold	1,015,841
Dividends receivable	667,383
Receivable for securities lending income	31,078
Prepaid expenses and other assets	71,801

Total assets	498,004,677

Liabilities
Payable for securities purchased	4,500,378
Payable for Fund shares redeemed	350,924
Payable for securities on loan	64,576,192
Advisory fee payable	7,307
Distribution Plan expenses payable	1,652
Due to other related parties	1,435
Accrued expenses and other liabilities	38,736

Total liabilities	69,476,624

Net assets	$428,528,053

Net assets represented by
Paid-in capital	$456,043,997
Undistributed net investment income	2,412,678
Accumulated net realized gains on investments	2,705,161
Net unrealized losses on investments	(32,633,783)

Total net assets	$428,528,053

Net assets consists of
Class A	$88,455,599
Class B	18,247,519
Class C	22,369,078
Class I	299,455,857

Total net assets	$428,528,053

Shares outstanding (unlimited number of shares authorized)
Class A	8,680,598
Class B	1,804,308
Class C	2,212,678
Class I	29,310,093

Net asset value per share
Class A	$10.19
Class A — Offering price (based on sales charge of 5.75%)	$10.81
Class B	$10.11
Class C	$10.11
Class I	$10.22

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $26,076)	$5,099,558
Income from affiliate	499,611
Securities lending	76,003

Total investment income	5,675,172

Expenses
Advisory fee	1,679,421
Distribution Plan expenses
Class A	198,565
Class B	218,952
Class C	220,646
Administrative services fee	270,493
Transfer agent fees	254,233
Trustees’ fees and expenses	6,373
Printing and postage expenses	36,455
Custodian and accounting fees	68,795
Registration and filing fees	84,975
Professional fees	26,907
Other	8,098

Total expenses	3,073,913
Less: Expense reductions	(4,935)
Fee waivers	(28,594)

Net expenses	3,040,384

Net investment income	2,634,788

Net realized and unrealized gains or losses on investments
Net realized gains on investments	2,708,133
Net change in unrealized gains or losses on investments	(35,246,037)

Net realized and unrealized gains or losses on investments	(32,537,904)

Net decrease in net assets resulting from operations	$(29,903,116)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2008		2007

Operations
Net investment income		$2,634,788		$752,416
Net realized gains on investments		2,708,133		6,976,101
Net change in unrealized gains or losses on investments		(35,246,037)		(5,304,743)

Net increase (decrease) in net assets resulting from operations		(29,903,116)		2,423,774

Distributions to shareholders from
Net investment income
Class A		(434,162)		(31,857)
Class B		0		(2,981)
Class C		0		(3,846)
Class I		(481,870)		(19,810)
Net realized gains
Class A		(2,951,263)		0
Class B		(839,088)		0
Class C		(769,342)		0
Class I		(2,419,380)		0

Total distributions to shareholders		(7,895,105)		(58,494)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,944,858	43,951,557	3,786,755	42,209,437
Class B	207,712	2,308,545	702,101	7,696,700
Class C	947,120	10,668,405	1,140,041	12,645,265
Class I	29,882,075	324,687,095	5,551,342	62,350,064

		381,615,602		124,901,466

Net asset value of shares issued in reinvestment of distributions
Class A	281,689	3,168,824	2,230	24,823
Class B	69,499	772,828	112	1,246
Class C	61,400	682,150	252	2,803
Class I	217,901	2,459,154	1,132	12,600

		7,082,956		41,472

Automatic conversion of Class B shares to Class A shares
Class A	103,133	1,150,475	0	0
Class B	(103,682)	(1,150,475)	0	0

		0		0

Payment for shares redeemed
Class A	(2,683,287)	(29,699,383)	(698,606)	(8,254,512)
Class B	(466,292)	(5,184,759)	(239,554)	(2,837,011)
Class C	(506,655)	(5,583,859)	(144,966)	(1,724,332)
Class I	(6,112,522)	(68,184,402)	(472,118)	(5,545,673)

		(108,652,403)		(18,361,528)

Net asset value of shares issued in acquisition
Class A	0	0	3,943,826	46,701,803
Class B	0	0	1,634,412	19,309,100
Class C	0	0	715,486	8,449,319
Class I	0	0	242,283	2,873,207

		0		77,333,429

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2008	2007

Capital share transactions continued
Net increase in net assets resulting from capital share transactions from capital share transactions	$280,046,155	$183,914,839

Total increase in net assets	242,247,934	186,280,119
Net assets
Beginning of period	186,280,119	0

End of period	$428,528,053	$186,280,119

Undistributed net investment income	$2,412,678	$693,922

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Intrinsic Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repur-

20

NOTES TO FINANCIAL STATEMENTS continued

chase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years since the commencement of operations.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

21

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.62% of the Fund’s average daily net assets.

Metropolitan West Capital Management, LLC, an indirect subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2008, EIMC contractually waived its advisory fee in the amount of $28,594.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.09% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the

22

NOTES TO FINANCIAL STATEMENTS continued

class. Class A assets received from GMO Pelican Fund through the acquisition of Evergreen Large Cap Value Fund (see Note 5) are not assessed a distribution fee.

For the year ended July 31, 2008, EIS received $12,757 from the sale of Class A shares and $1,376, $63,926 and $8,301 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on May 25, 2007, the Fund acquired the net assets of Evergreen Large Cap Value Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shareholders of Evergreen Large Cap Value Fund at an exchange ratio of 0.98 for Class A, Class B, Class C and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $7,916,997. The aggregate net assets of the Fund and Evergreen Large Cap Value Fund immediately prior to the acquisition were $112,749,249 and $77,333,429, respectively. The aggregate net assets of the Fund immediately after the acquisition were $190,082,678.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $332,776,422 and $68,371,470, respectively, for the year ended July 31, 2008.

During the year ended July 31, 2008, the Fund loaned securities to certain brokers and earned $24,397 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $62,266,825 and $64,576,192, respectively.

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $525,434,190. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,403,967 and $50,193,620, respectively, with a net unrealized depreciation of $32,789,653.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

23

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Depreciation	Temporary Book/Tax Differences

$2,491,407	$2,785,166	$32,789,653	$(2,864)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$ 4,666,892	$58,494
Long-term Capital Gain	3,228,213	0

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended July 31, 2008, the Fund had no borrowings.

24

NOTES TO FINANCIAL STATEMENTS continued

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

25

NOTES TO FINANCIAL STATEMENTS continued

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Intrinsic Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Intrinsic Value Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $3,228,213 for the fiscal year ended July 31, 2008.

For corporate shareholders, 36.43% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $77,280 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

28

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31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

580813 rv1 09/2008

Evergreen Small Cap Value Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Small Cap Value Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between

1

LETTER TO SHAREHOLDERS continued

August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

J.L. Kaplan Associates, LLC

Portfolio Managers:

Paul Weisman; Regina Wiedenski

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/30/1997

Class inception date	Class A 7/31/1998	Class B 4/25/2003	Class C 4/25/2003	Class I 12/30/1997

Nasdaq symbol	ESKAX	ESKBX	ESKCX	ESKIX

Average annual return*

1-year with sales charge	-18.67%	-18.23%	-15.08%	N/A

1-year w/o sales charge	-13.70%	-14.36%	-14.30%	-13.48%

5-year	6.88%	7.11%	7.39%	8.46%

10-year	7.82%	8.45%	8.46%	9.02%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A prior to 4/25/2003 is based on the performance of the Investor shares of the fund’s predecessor fund, Undiscovered Managers Small Cap Value Fund, and prior to its inception, on the Institutional shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 4/25/2003 is based on the performance of the Institutional shares of the fund’s predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A, 0.35% for Investor shares, and 1.00% for Classes B and C. Class I does not and Institutional shares did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class A would have been different.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Small Cap Value Fund Class A shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -13.70% for the twelve-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell 2000 Value returned -9.95%.

The fund’s objective is to seek long-term growth of capital.

The period was a challenging one for small cap value investing, as the benchmark Russell 2000 Value declined for four consecutive calendar quarters amid growing investor fears about the direction and strength of the U.S. economy. These fears intensified in the wake of a crisis in credit markets that started with concerns about the troubled subprime mortgage market in the United States. During the fiscal year, the growth style of investing tended to fare better than the value style, while benchmarks for small cap investing fared better than indexes tracking mid cap and large cap stock results.

In this difficult market, the fund performed in line with the Russell 2000 Value for most of the period, but then lagged behind in the final month of the fiscal year as several stocks in the index, in which we did not have positions, performed particularly well. Throughout the twelve-month period ended July 31, 2008, we kept to our discipline, emphasizing companies with superior returns on equity, strong balance sheets and records of consistent returns. Overall, our overweight position in Energy, combined with good stock selection in that sector, contributed positively to performance. Stock selections in the Health Care sector also helped results. Holding back performance, however, were selections in the Materials, Consumer Staples and Financials sectors.

Three of the contributors to performance were Energy stocks, which were helped by the rapid increases in oil and natural gas prices over the period. Energy holdings that helped fund performance included W&T Offshore, Inc., Complete Production Services and Newfield Exploration Co. W&T is involved in exploration and production of oil and natural gas locations in the Gulf of Mexico, while Complete Production provides oil field services to energy companies in both North America and Southeast Asia. Newfield is an independent oil and gas company involved in exploration and development, primarily in the United States. Other investments that helped significantly included NCI Building Systems, an Industrials company that produces products for the non-residential construction industry, and Papa Johns International, which operates and franchises pizza restaurants in the United States and internationally.

The single most influential detractor from results for the fiscal year was Men’s Wearhouse, a retailer specializing in men’s suits. Three Financials positions also had noteworthy negative effects on performance, including AmericanWest Bancorp, First State Bancorp of New Mexico and Ashford Hospitality Trust. AmericanWest is the holding company for a bank operating in Washington State, Idaho and Utah while First State operates First Community Bank in New Mexico, Colorado, Utah and Arizona. Ashford Hospitality is a real estate investment trust that is involved principally in

6

PORTFOLIO MANAGER COMMENTARY continued

investments in the hotel industry. Also holding back results were investments in YRC Worldwide, which provides transportation services for the shipment of industrial, commercial and retail products in the United States and internationally, and Scotts Miracle-Gro, which produces lawn and garden care products for domestic and international markets.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$974.86	$8.20
Class B	$1,000.00	$971.51	$11.86
Class C	$1,000.00	$972.11	$11.87
Class I	$1,000.00	$976.37	$6.98
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.56	$8.37
Class B	$1,000.00	$1,012.83	$12.11
Class C	$1,000.00	$1,012.83	$12.11
Class I	$1,000.00	$1,017.80	$7.12

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.67% for Class A, 2.42% for Class B, 2.42% for Class C and 1.42% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.95	$24.12	$24.45	$20.94	$18.50

Income from investment operations
Net investment income (loss)	(0.01)[1]	0.02	(0.04)	(0.12)	(0.07)
Net realized and unrealized gains or losses on investments	(2.79)	3.37	0.99	5.04	3.02

Total from investment operations	(2.80)	3.39	0.95	4.92	2.95

Distributions to shareholders from
Net investment income	(0.09)	0	0	0	0
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Total distributions to shareholders	(2.09)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$17.06	$21.95	$24.12	$24.45	$20.94

Total return[2]	(13.70)%	13.97%	4.12%	24.39%[3]	16.16%

Ratios and supplemental data
Net assets, end of period (thousands)	$56,679	$85,292	$91,139	$100,763	$66,878
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.63%	1.47%	1.43%	1.53%	1.60%
Expenses excluding waivers/reimbursements and expense reductions	1.63%	1.47%	1.43%	1.53%	1.60%
Net investment income (loss)	(0.05)%	0.07%	(0.11)%	(0.59)%	(0.54)%
Portfolio turnover rate	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.16% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.60	$23.97	$24.48	$21.11	$18.76

Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.13)	(0.24)	(0.22)	(0.12)
Net realized and unrealized gains or losses on investments	(2.74)	3.32	1.01	5.00	2.98

Total from investment operations	(2.89)	3.19	0.77	4.78	2.86

Distributions to shareholders from
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$16.71	$21.60	$23.97	$24.48	$21.11

Total return[2]	(14.36)%	13.16%	3.35%	23.49%[3]	15.45%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,637	$9,601	$10,178	$11,086	$5,663
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Expenses excluding waivers/reimbursements and expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Net investment income (loss)	(0.80)%	(0.68)%	(0.86)%	(1.29)%	(1.20)%
Portfolio turnover rate	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.61	$23.99	$24.50	$21.12	$18.77

Income from investment operations
Net investment income (loss)	(0.15)[1]	(0.16)	(0.26)	(0.20)	(0.12)
Net realized and unrealized gains or losses on investments	(2.73)	3.34	1.03	4.99	2.98

Total from investment operations	(2.88)	3.18	0.77	4.79	2.86

Distributions to shareholders from
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$16.73	$21.61	$23.99	$24.50	$21.12

Total return[2]	(14.30)%	13.11%	3.35%	23.53%[3]	15.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,047	$9,075	$10,188	$11,976	$5,510
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Expenses excluding waivers/reimbursements and expense reductions	2.38%	2.22%	2.18%	2.24%	2.25%
Net investment income (loss)	(0.80)%	(0.68)%	(0.86)%	(1.30)%	(1.20)%
Portfolio turnover rate	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Total return increased 0.15% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$22.81	$24.81	$25.05	$21.36	$18.80

Income from investment operations
Net investment income (loss)	0.04[1]	0.10[1]	0.03	(0.07)	(0.05)
Net realized and unrealized gains or losses on investments	(2.90)	3.46	1.01	5.17	3.12

Total from investment operations	(2.86)	3.56	1.04	5.10	3.07

Distributions to shareholders from
Net investment income	(0.18)	0	0	0	0
Net realized gains	(2.00)	(5.56)	(1.28)	(1.41)	(0.51)

Total distributions to shareholders	(2.18)	(5.56)	(1.28)	(1.41)	(0.51)

Net asset value, end of period	$17.77	$22.81	$24.81	$25.05	$21.36

Total return	(13.48)%	14.30%	4.39%	24.76%[2]	16.55%

Ratios and supplemental data
Net assets, end of period (thousands)	$51,962	$104,898	$348,269	$335,601	$216,778
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.37%	1.20%	1.18%	1.24%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.37%	1.20%	1.18%	1.24%	1.26%
Net investment income (loss)	0.19%	0.39%	0.14%	(0.30)%	(0.21)%
Portfolio turnover rate	49%	23%	42%	56%	43%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return increased 0.14% during the period due to a voluntary reimbursement by the investment advisor for losses incurred in connection with a violation of an investment restriction of the Fund.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 16.3%
Hotels, Restaurants & Leisure 2.9%
Papa John’s International, Inc. *	125,000	$3,536,250

Household Durables 5.3%
Ethan Allen Interiors, Inc. ρ	76,400	1,917,640
Jarden Corp. * ρ	185,000	4,445,550

		6,363,190

Specialty Retail 8.1%
Charlotte Russe Holding, Inc. *	238,500	3,090,960
Group 1 Automotive, Inc. ρ	199,700	3,924,105
MarineMax, Inc. *	33,800	222,404
Men’s Wearhouse, Inc. ρ	130,000	2,588,300

		9,825,769

CONSUMER STAPLES 2.4%
Food Products 2.4%
Reddy Ice Holdings, Inc. ρ	232,200	2,979,126

ENERGY 11.3%
Energy Equipment & Services 8.5%
Complete Production Services, Inc. *	120,000	3,820,800
Global Industries, Ltd. *	150,000	1,791,000
Superior Energy Services, Inc. *	100,000	4,743,000

		10,354,800

Oil, Gas & Consumable Fuels 2.8%
St. Mary Land & Exploration Co.	78,000	3,319,680

FINANCIALS 19.7%
Commercial Banks 9.1%
First State Bancorp (New Mexico) ρ	395,000	2,014,500
Prosperity Bancshares, Inc.	153,700	4,933,770
Whitney Holding Corp. ρ	200,000	4,112,000

		11,060,270

Consumer Finance 3.5%
Cash America International, Inc.	99,138	4,179,658

Insurance 3.7%
HCC Insurance Holdings, Inc.	200,000	4,530,000

Real Estate Investment Trusts 1.6%
Ashford Hospitality Trust ρ	500,000	1,985,000

Thrifts & Mortgage Finance 1.8%
Sovereign Bancorp, Inc.	229,000	2,180,080

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 2.8%
Health Care Providers & Services 2.8%
Lincare Holdings, Inc. *	105,000	$3,383,100

INDUSTRIALS 24.9%
Aerospace & Defense 2.7%
Esterline Technologies Corp. *	67,000	3,268,260

Building Products 5.9%
Insteel Industries, Inc.	100,000	1,767,000
NCI Building Systems, Inc. *	144,150	5,399,859

		7,166,859

Commercial Services & Supplies 2.3%
MPS Group, Inc. *	242,600	2,794,752

Electrical Equipment 3.3%
Belden, Inc.	110,000	4,061,200

Machinery 8.6%
Barnes Group, Inc. ρ	166,000	3,749,940
Commercial Vehicle Group, Inc. *	290,000	2,804,300
Kennametal, Inc. ρ	129,000	3,839,040

		10,393,280

Trading Companies & Distributors 2.1%
Interline Brands, Inc. *	159,999	2,526,384

INFORMATION TECHNOLOGY 8.0%
Electronic Equipment & Instruments 8.0%
Arrow Electronics, Inc. *	140,000	4,510,800
TTM Technologies, Inc. * ρ	265,700	2,989,125
Vishay Intertechnology, Inc. *	250,000	2,242,500

		9,742,425

MATERIALS 12.2%
Chemicals 10.5%
Albemarle Corp.	100,000	3,893,000
Cytec Industries, Inc.	72,000	3,892,320
Lubrizol Corp.	45,000	2,241,000
Scotts Miracle-Gro Co., Class A	140,000	2,727,200

		12,753,520

Containers & Packaging 1.7%
Silgan Holdings, Inc.	38,000	2,007,161

Total Common Stocks (cost $114,873,398)		118,410,764

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

SHORT-TERM INVESTMENTS 23.1%
MUTUAL FUND SHARES 23.1%
BGI Prime Money Market Fund, Premium Shares, 2.51% ρρ q	6,206,342	$6,206,342
BlackRock Liquidity TempFund, Institutional Class, 2.52% ρρ q	6,181,485	6,181,485
Evergreen Institutional Money Market Fund, Class I, 2.54% ρρ q ø	9,320,096	9,320,096
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% ρρ q	6,326,658	6,326,658

Total Short-Term Investments (cost $28,034,581)		28,034,581

Total Investments (cost $142,907,979) 120.7%		146,445,345
Other Assets and Liabilities (20.7%)		(25,120,726)

Net Assets 100.0%		$121,324,619

*	Non-income producing security
ρ	All or a portion of this security is on loan.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Industrials	25.5%
Financials	20.2%
Consumer Discretionary	16.7%
Materials	12.5%
Energy	11.5%
Information Technology	8.2%
Health Care	2.9%
Consumer Staples	2.5%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $133,587,883) including $24,422,293 of securities loaned	$137,125,249
Investments in affiliated money market fund, at value (cost $9,320,096)	9,320,096

Total investments	146,445,345
Receivable for securities sold	1,837,863
Receivable for Fund shares sold	54,815
Dividends receivable	3,139
Receivable for securities lending income	15,575
Prepaid expenses and other assets	24,335

Total assets	148,381,072

Liabilities
Payable for Fund shares redeemed	107,650
Payable for securities on loan	26,904,972
Advisory fee payable	3,020
Distribution Plan expenses payable	743
Due to other related parties	1,777
Trustees’ fees and expenses payable	11,698
Printing and postage expenses payable	19,117
Accrued expenses and other liabilities	7,476

Total liabilities	27,056,453

Net assets	$121,324,619

Net assets represented by
Paid-in capital	$99,348,313
Overdistributed net investment loss	(11,355)
Accumulated net realized gains on investments	18,450,295
Net unrealized gains on investments	3,537,366

Total net assets	$121,324,619

Net assets consists of
Class A	$56,679,229
Class B	6,636,613
Class C	6,047,048
Class I	51,961,729

Total net assets	$121,324,619

Shares outstanding (unlimited number of shares authorized)
Class A	3,321,389
Class B	397,075
Class C	361,545
Class I	2,923,772

Net asset value per share
Class A	$17.06
Class A — Offering price (based on sales charge of 5.75%)	$18.10
Class B	$16.71
Class C	$16.73
Class I	$17.77

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends	$2,083,107
Income from affiliate	209,782
Securities lending	87,626

Total investment income	2,380,515

Expenses
Advisory fee	1,366,708
Distribution Plan expenses
Class A	174,580
Class B	79,476
Class C	73,775
Administrative services fee	151,500
Transfer agent fees	351,964
Trustees’ fees and expenses	3,092
Printing and postage expenses	32,521
Custodian and accounting fees	43,165
Registration and filing fees	74,197
Professional fees	28,997
Interest expense	2,605
Other	29,897

Total expenses	2,412,477
Less: Expense reductions	(3,200)

Net expenses	2,409,277

Net investment loss	(28,762)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	30,419,581
Net change in unrealized gains or losses on investments	(52,460,695)

Net realized and unrealized gains or losses on investments	(22,041,114)

Net decrease in net assets resulting from operations	$(22,069,876)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2008		2007

Operations
Net investment income (loss)		$(28,762)		$1,061,536
Net realized gains on investments		30,419,581		71,686,637
Net change in unrealized gains or losses on investments		(52,460,695)		(7,737,412)

Net increase (decrease) in net assets resulting from operations		(22,069,876)		65,010,761

Distributions to shareholders from
Net investment income
Class A		(360,615)		0
Class I		(602,941)		0
Net realized gains
Class A		(7,329,973)		(19,300,356)
Class B		(837,101)		(2,220,991)
Class C		(789,009)		(2,131,996)
Class I		(6,544,509)		(58,101,797)

Total distributions to shareholders		(16,464,148)		(81,755,140)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	573,768	10,867,176	503,228	12,316,452
Class B	64,376	1,160,867	24,092	581,449
Class C	101,580	1,841,428	38,061	926,332
Class I	568,770	10,940,072	2,762,563	68,619,476

		24,809,543		82,443,709

Net asset value of shares issued in reinvestment of distributions
Class A	368,918	7,032,849	745,608	17,393,645
Class B	41,318	773,065	88,082	2,029,070
Class C	35,427	663,187	75,308	1,735,556
Class I	322,599	6,411,347	1,187,324	28,699,902

		14,880,448		49,858,173

Automatic conversion of Class B shares to Class A shares
Class A	8,357	159,480	7,124	174,772
Class B	(8,509)	(159,480)	(7,201)	(174,772)

		0		0

Payment for shares redeemed
Class A	(1,515,242)	(28,547,381)	(1,148,999)	(28,208,946)
Class B	(144,691)	(2,637,602)	(84,985)	(2,070,905)
Class C	(195,429)	(3,508,504)	(118,135)	(2,848,640)
Class I	(2,566,532)	(54,004,297)	(13,387,531)	(333,336,911)

		(88,697,784)		(366,465,402)

Net decrease in net assets resulting from capital share transactions		(49,007,793)		(234,163,520)

Total decrease in net assets		(87,541,817)		(250,907,899)
Net assets
Beginning of period		208,866,436		459,774,335

End of period		$121,324,619		$208,866,436

Undistributed (overdistributed) net investment income (loss)		$(11,355)		$907,169

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will

19

NOTES TO FINANCIAL STATEMENTS continued

enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after July 31, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, dividend redesignations and dividends

20

NOTES TO FINANCIAL STATEMENTS continued

paid through share redemptions. During the year ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$25,683,983
Overdistributed net investment loss	73,794
Accumulated net realized gains on investments	(25,757,777)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.90% and declining to 0.70% as average daily net assets increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.90% of the Fund’s average daily net assets.

J.L. Kaplan Associates, LLC, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.23% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

21

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended July 31, 2008, EIS received $1,637 from the sale of Class A shares and $81, $28,203 and $775 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $73,608,877 and $137,615,818, respectively, for the year ended July 31, 2008.

During the year ended July 31, 2008, the Fund loaned securities to certain brokers and earned $17,909 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $24,422,293 and $26,904,972, respectively.

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $142,901,301. The gross unrealized appreciation and depreciation on securities based on tax cost was $22,111,248 and $18,567,204, respectively, with a net unrealized appreciation of $3,544,044.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation	Temporary Book/Tax Differences

$1,222,287	$17,221,330	$3,544,044	$(11,355)

22

NOTES TO FINANCIAL STATEMENTS continued

Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$963,556	$3,403,328
Long-term Capital Gain	15,500,592	78,351,812

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended July 31, 2008, the Fund had average borrowings outstanding of $47,278 at an average rate of 5.51% and paid interest of $2,605.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii)

23

NOTES TO FINANCIAL STATEMENTS continued

inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include

24

NOTES TO FINANCIAL STATEMENTS continued

qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Small Cap Value Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Small Cap Value Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

26

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $15,500,592 for the fiscal year ended July 31, 2008.

For corporate shareholders, 45.05% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $1,267,857 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

567508 rv5 09/2008

  Evergreen Special Values Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Special Values Fund for the twelve-month period ended July 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from a crisis in credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the U.S. economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the domestic equity market saw falling stock valuations for companies of all sizes and virtually all sectors, with the notable exception of the energy and utilities groups. Financials stocks were particularly hard-hit, as many major institutions suffered steep losses from their exposure to subprime mortgages. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk, most notably corporate bonds and asset-backed securities. High yield corporates performed particularly poorly. In contrast, Treasuries and other high-quality securities held up well. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant losses. In the face of these threats, the Federal Reserve Board (the “Fed”) continued to relax monetary policy in an effort to inject new liquidity into the nation’s

1

LETTER TO SHAREHOLDERS continued

financial system. The Fed slashed the key fed funds rate from 5.25% to 2.00% between August 2007 and April 2008. The central bank also took other policy initiatives to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock market, the management teams of Evergreen’s value- and core-equity funds held fast to their long-term disciplines. The team supervising Evergreen Equity Index Fund maintained a portfolio reflecting the composition of the Standard & Poor’s 500 Index, using a proprietary process to control trading and operational costs. Managers of Evergreen Enhanced S&P 500® Fund, meanwhile, employed a discipline based principally on quantitative analysis to select a portfolio composed principally of larger-company stocks. Managers of Evergreen Equity Income Fund emphasized companies with the ability to both maintain and increase their dividends to shareholders. The team managing Evergreen Fundamental Large Cap Fund, meanwhile, emphasized companies with attractive earnings growth records and strong management teams. At the same time, the team supervising Evergreen Fundamental Mid Cap Value Fund focused on mid-sized companies selling at reasonable valuations. Portfolio managers of Evergreen Intrinsic Value Fund sought out positions in established companies selling at a discount to the managers’ estimate of the stock’s intrinsic value. Meanwhile, managers of Evergreen Disciplined Value Fund and Evergreen Disciplined Small-Mid Value Fund employed a combination of quantitative tools and traditional fundamental analysis in reviewing opportunities among large company and small and mid cap value companies, respectively. Meanwhile, teams supervising Evergreen Small Cap Value Fund and Evergreen Special Values Fund each selected stocks based on their assessments of better quality, small cap companies with reasonable prices and strong balance sheets.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

2

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

Notice to Shareholders:

Effective October 1, 2008, shares of the Fund are available for purchase by new and existing investors.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer (CEO), Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Special Notice to Shareholders:

Dennis Ferro, President and CEO of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site for additional information regarding these announcements.

3

FUND AT A GLANCE

as of July 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/7/1993

	Class A	Class B	Class C	Class I	Class R
Class inception date	5/7/1993	3/26/1999	12/12/2000	7/23/1996	10/10/2003

Nasdaq symbol	ESPAX	ESPBX	ESPCX	ESPIX	ESPRX

Average annual return*

1-year with sales charge	-20.09%	-19.22%	-16.54%	N/A	N/A

1-year w/o sales charge	-15.22%	-15.80%	-15.86%	-15.00%	-15.35%

5-year	8.38%	8.62%	8.87%	9.97%	9.44%

10-year	8.39%	8.30%	8.43%	9.32%	8.92%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I prior to 6/17/2002 are based on the performance of Classes A, B, C and Y of the fund’s predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and R prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not and Class Y did not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B, C and R would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Special Values Fund Class A shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -15.22% for the twelve-month period ended July 31, 2008, excluding any applicable sales charges. During the same period, the Russell 2000 Value returned -9.95%.

The fund’s objective is to seek growth of capital.

Investment Process

After several consecutive years of generous returns, fiscal year 2008 was difficult for small cap value investors. The fund’s shareholders were no exception to these circumstances. As the fund’s investment year began, the bursting of the housing bubble was almost one year old. With the demise of a highly leveraged Bear Stearns hedge fund in August 2007, the markets would get a glimpse of what was to become a recurring theme over the next 12 months. Book value write-downs, forced liquidations and capital raises would make daily news. The U.S. economy probably entered a recession sometime in the fall of 2007. All the while, international economies continued to grow, with China’s insatiable appetite for raw materials fueling a rapid and spectacular rise in the prices of many commodities. These factors led to a tale of two markets for much of the fiscal year. In one market, companies with global exposure and/or leverage to higher commodity prices were purchased with reckless abandon. In the other market, companies with domestic exposure, particularly to the housing market or to the U.S. consumer, declined in value, as they predictably missed Wall Street’s overly optimistic expectations. Virtually the entire fiscal year was marked by this one-way trade. Only as the fiscal year came to a close were we beginning to see signs that investors were elongating their time horizons, broadening their sector exposures and refocusing on traditional valuation metrics.

The early part of the fiscal year started off on the right foot as Rare Hospitality was purchased by Darden Restaurants. As it became clearer to investors that the U.S. economy was slowing more rapidly than previous expectations, however, the fund’s holdings soon came under pressure. From September 2007 through December 2007, the fund underperformed the benchmark as investors reacted to the economic slowdown and credit crunch by selling companies immediately impacted by the events and purchasing companies levered to the global demand story. Investors also sought out safety in the Health Care and Utilities sectors, two areas less exposed to macroeconomic headwinds. As 2008 began, the Federal Reserve Board aggressively cut interest rates in an effort to stimulate the economy. As a result, the fund was outperforming its benchmark at this time, recouping its earlier relative underperformance. As the impact of the credit crisis and the economic slowdown deepened, however, once again investors fled for the safety of global exposure and commodities. The fund underperformed its benchmark from April 2008 through July 2008 as a result.

The philosophy of the fund is to invest in high-quality companies that we believe have strong balance sheets and good management teams, trading at significant discounts to their intrinsic value. The intrinsic value calculation is based on a long-term time horizon. This often leads the fund to own securities that are currently out of favor in the

6

PORTFOLIO MANAGER COMMENTARY continued

marketplace or facing short-term challenges that will take several months or perhaps quarters to correct. This contrarian bias is a hallmark of the fund and a key to its long-term success.

Contributors to Performance

Despite the difficult year, there were several notable highlights. In November 2007, Genlyte, a manufacturer of lighting fixtures, was purchased by Philips for $95.50 per share. Genlyte was a long-term holding of the fund, originally purchased approximately six years ago with a cost basis in the low teens. With what we believed was a superior balance sheet, great management and solid market share in the lighting business, Genlyte represented everything that we look for in a fund holding.

Two other notable contributors to performance were Superior Essex and Whiting Petroleum. Superior Essex, a manufacturer of cable products and magnet wire, was first purchased in the fund two years ago at $30 per share. With Superior having emerged from bankruptcy in late 2003 with a solid balance sheet, attractive growth prospects and a new management team, its stock price stood out as undervalued. L.S. Corp purchased the company for $45 per share in cash providing the fund a very attractive return over a relatively short time horizon. It’s worth noting that Superior’s acquisition price of $45 per share was well below our calculation of the firm’s intrinsic value. Due to the lack of credit availability in the marketplace and the absence of private equity money, it is apparent that less competition for acquisitions is causing some companies to sell for suboptimal prices. We believe this to be a short-term phenomenon that will swiftly correct once the credit crisis comes to an end. Whiting Petroleum’s stock was up on the strength of higher oil prices and successful drilling in the Bakken shale. Whiting was originally a subsidiary of Alliant Energy, and our initial attraction to the company once it became public back in 2002 was due to its experienced management team, a modest amount of debt and long reserve life assets.

Detractors from Performance

Several stocks within the fund that were affected by the credit crunch performed poorly. Financials such as Money Gram, ACA Capital, BankAtlantic, Amcore Financial and Deerfield Capital Corp. saw steep declines in their share prices as investments in subprime assets and real estate exposure eroded book value. We actively reduced positions to mitigate losses in these companies and no longer hold positions in any of them. Industrials such as Deluxe Corp., Horizon Lines, Dollar Thrifty and Mueller Industries were affected by the weak economy. We continue to hold shares of Deluxe and Mueller which we view as significantly undervalued at current prices. The weak economy coupled with rapidly escalating fuel prices took a toll on casual dining chains Ruby Tuesday and Dine Equity. We continue to own both companies and believe that a longer-term opportunity still exists to harvest gains from these two companies.

7

PORTFOLIO MANAGER COMMENTARY continued

Portfolio Management Outlook

We currently believe that the equity markets offer appealing opportunities for investors willing to look beyond the recent weakness brought on by problems in the housing industry and Financials sector. We believe that stocks with sensitivity to the U.S. economy are trading at attractive levels and could garner increased investor focus as the developing economies currently exhibit signs of deceleration. Within Financials, we are intrigued with valuations that appear cheap relative to historical norms, but are being very selective as we believe that risks and further write-downs remain ahead. In addition, given the relatively large outperformance of growth versus value investing over the past 18 months, we believe that the fund is well positioned to achieve attractive returns, despite the near-term challenges still present in the marketplace.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2008	Ending Account Value 7/31/2008	Expenses Paid During Period*

Actual
Class A	$1,000.00	$946.10	$ 6.34
Class B	$1,000.00	$942.66	$ 9.95
Class C	$1,000.00	$942.35	$ 9.95
Class I	$1,000.00	$947.03	$ 5.13
Class R	$1,000.00	$945.15	$ 7.54
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.35	$ 6.57
Class B	$1,000.00	$1,014.62	$10.32
Class C	$1,000.00	$1,014.62	$10.32
Class I	$1,000.00	$1,019.59	$ 5.32
Class R	$1,000.00	$1,017.11	$ 7.82

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.06% for Class I and 1.56% for Class R), multiplied by the average account value over the period, multiplied by 182 / 366 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.25	$28.55	$30.03	$25.16	$20.62

Income from investment operations
Net investment income (loss)	0.15	0.30	0.07	0.35	0
Net realized and unrealized gains or losses on investments	(3.83)	3.43	1.95	5.87	4.54

Total from investment operations	(3.68)	3.73	2.02	6.22	4.54

Distributions to shareholders from
Net investment income	(0.27)	(0.10)	(0.21)	(0.18)	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(4.79)	(5.03)	(3.50)	(1.35)	0

Net asset value, end of period	$18.78	$27.25	$28.55	$30.03	$25.16

Total return[1]	(15.22)%	13.30%	7.82%	25.55%	22.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$598,656	$959,305	$923,225	$1,161,899	$659,114
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.31%	1.31%	1.35%	1.37%
Expenses excluding waivers/reimbursements and expense reductions	1.36%	1.32%	1.34%	1.40%	1.45%
Net investment income (loss)	0.73%	1.07%	0.33%	1.36%	(0.01)%
Portfolio turnover rate	48%	45%	49%	42%	38%

1	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2008	2007	2006	2005	2004

Net asset value, beginning of period	$26.17	$27.69	$29.25	$24.54	$20.26

Income from investment operations
Net investment income (loss)	0[1]	0.08	(0.13)	0.15	(0.16)
Net realized and unrealized gains or losses on investments	(3.67)	3.33	1.86	5.73	4.44

Total from investment operations	(3.67)	3.41	1.73	5.88	4.28

Distributions to shareholders from
Net investment income	(0.06)	0	0	0	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(4.58)	(4.93)	(3.29)	(1.17)	0

Net asset value, end of period	$17.92	$26.17	$27.69	$29.25	$24.54

Total return[2]	(15.80)%	12.46%	6.94%	24.69%	21.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$91,049	$163,723	$179,710	$211,594	$202,069
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%	2.06%	2.06%	2.06%	2.06%
Expenses excluding waivers/reimbursements and expense reductions	2.11%	2.07%	2.09%	2.11%	2.14%
Net investment income (loss)	(0.02)%	0.30%	(0.42)%	0.62%	(0.71)%
Portfolio turnover rate	48%	45%	49%	42%	38%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2008	2007	2006	2005	2004

Net asset value, beginning of period	$26.24	$27.75	$29.30	$24.61	$20.31

Income from investment operations
Net investment income (loss)	0[1]	0.09	(0.12)	0.19	(0.14)
Net realized and unrealized gains or losses on investments	(3.69)	3.33	1.86	5.70	4.44

Total from investment operations	(3.69)	3.42	1.74	5.89	4.30

Distributions to shareholders from
Net investment income	(0.05)	0	0	(0.03)	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(4.57)	(4.93)	(3.29)	(1.20)	0

Net asset value, end of period	$17.98	$26.24	$27.75	$29.30	$24.61

Total return[2]	(15.86)%	12.48%	6.97%	24.66%	21.17%

Ratios and supplemental data
Net assets, end of period (thousands)	$61,307	$131,213	$137,808	$151,718	$106,126
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.06%	2.06%	2.06%	2.07%	2.07%
Expenses excluding waivers/reimbursements and expense reductions	2.11%	2.07%	2.09%	2.12%	2.15%
Net investment income (loss)	(0.02)%	0.31%	(0.42)%	0.63%	(0.71)%
Portfolio turnover rate	48%	45%	49%	42%	38%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS I	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.46	$28.73	$30.20	$25.28	$20.66

Income from investment operations
Net investment income (loss)	0.21	0.37	0.15	0.44	0.07
Net realized and unrealized gains or losses on investments	(3.87)	3.47	1.94	5.90	4.55

Total from investment operations	(3.66)	3.84	2.09	6.34	4.62

Distributions to shareholders from
Net investment income	(0.33)	(0.18)	(0.27)	(0.25)	0[1]
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(4.85)	(5.11)	(3.56)	(1.42)	0

Net asset value, end of period	$18.95	$27.46	$28.73	$30.20	$25.28

Total return	(15.00)%	13.62%	8.05%	25.91%	22.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$722,786	$1,067,452	$1,072,390	$1,069,191	$1,002,368
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.06%	1.06%	1.06%	1.06%	1.06%
Expenses excluding waivers/reimbursements and expense reductions	1.11%	1.07%	1.09%	1.11%	1.14%
Net investment income (loss)	0.98%	1.32%	0.58%	1.64%	0.30%
Portfolio turnover rate	48%	45%	49%	42%	38%

1	Amount represents less than $0.005 per share.

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS R	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$27.02	$28.36	$29.89	$25.12	$22.01

Income from investment operations
Net investment income (loss)	0.09	0.24	0.03[2]	0.32	(0.01)
Net realized and unrealized gains or losses on investments	(3.78)	3.39	1.89	5.83	3.12

Total from investment operations	(3.69)	3.63	1.92	6.15	3.11

Distributions to shareholders from
Net investment income	(0.21)	(0.04)	(0.16)	(0.21)	0
Net realized gains	(4.52)	(4.93)	(3.29)	(1.17)	0

Total distributions to shareholders	(4.73)	(4.97)	(3.45)	(1.38)	0

Net asset value, end of period	$18.60	$27.02	$28.36	$29.89	$25.12

Total return	(15.35)%	13.01%	7.50%	25.32%	14.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,479	$7,732	$6,990	$5,928	$27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.56%	1.56%	1.56%	1.57%	1.61%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.61%	1.57%	1.59%	1.62%	1.69%[3]
Net investment income (loss)	0.48%	0.83%	0.09%	1.11%	(0.23)%[3]
Portfolio turnover rate	48%	45%	49%	42%	38%

1	For the period from October 10, 2003 (commencement of class operations), to July 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value

COMMON STOCKS 90.2%
CONSUMER DISCRETIONARY 13.6%
Auto Components 0.6%
Modine Manufacturing Co.	243,305	$4,243,239
Superior Industries International, Inc. ρ	307,424	5,192,392

		9,435,631

Diversified Consumer Services 0.5%
Hillenbrand, Inc. *	322,615	7,468,537

Hotels, Restaurants & Leisure 2.9%
DineEquity, Inc. ρ	207,198	4,786,274
Ruby Tuesday, Inc.	1,776,261	12,220,675
Triarc Companies, Inc., Class A ρ	1,437,598	7,949,917
Triarc Companies, Inc., Class B ρ	3,329,262	18,577,282

		43,534,148

Household Durables 3.6%
BLYTH, Inc.	1,616,617	23,521,778
Cavco Industries, Inc. * ρ	269,480	9,081,476
Dixie Group, Inc. * +	603,447	3,312,924
Ethan Allen Interiors, Inc. ρ	543,823	13,649,957
Helen of Troy Corp. *	191,347	3,934,094

		53,500,229

Internet & Catalog Retail 0.7%
IAC/InterActiveCorp *	552,600	9,648,396

Media 0.8%
A. H. Belo Corp., Ser. A	904,926	4,886,600
Journal Communications, Inc., Class A	1,315,970	6,250,858

		11,137,458

Specialty Retail 3.3%
Charming Shoppes, Inc. * ρ	586,256	3,195,095
Christopher & Banks Corp.	622,214	5,413,262
Foot Locker, Inc.	901,330	13,574,030
Genesco, Inc. * ρ	425,922	12,522,107
Men’s Wearhouse, Inc. ρ	172,000	3,424,520
Zale Corp. * ρ	480,093	10,619,657

		48,748,671

Textiles, Apparel & Luxury Goods 1.2%
Delta Apparel Co.	235,610	1,024,904
K-Swiss, Inc., Class A	222,262	3,436,171
Kenneth Cole Productions, Inc., Class A ρ	665,631	9,285,552
Oxford Industries, Inc.	165,000	3,471,600

		17,218,227

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 4.9%
Food & Staples Retailing 2.6%
Casey’s General Stores, Inc. ρ	1,573,813	$38,715,800

Food Products 0.9%
American Italian Pasta Co., Class A * ρ	422,095	4,643,045
TreeHouse Foods, Inc. *	293,670	7,958,457

		12,601,502

Household Products 0.5%
WD-40 Co.	221,892	7,582,050

Personal Products 0.3%
Prestige Brands Holdings, Inc. *	513,226	5,091,202

Tobacco 0.6%
Universal Corp. ρ	169,800	8,765,076

ENERGY 8.1%
Energy Equipment & Services 1.5%
Atwood Oceanics, Inc. *	365,208	16,766,700
Global Industries, Ltd. *	227,300	2,713,962
WSP Holdings, Ltd. *	358,300	2,705,165

		22,185,827

Oil, Gas & Consumable Fuels 6.6%
BioFuel Energy Corp. * ρ	502,980	1,282,599
Forest Oil Corp. * ρ	275,002	15,683,364
Mariner Energy, Inc. * ρ	1,476,519	39,068,693
Rosetta Resources, Inc. *	41,244	974,183
Stone Energy Corp. * ρ	489,952	24,997,351
Whiting Petroleum Corp. *	160,442	15,028,602

		97,034,792

FINANCIALS 19.1%
Capital Markets 2.1%
Apollo Investment Corp. ρ	530,700	8,454,051
Investment Technology Group, Inc. *	39,600	1,181,041
Knight Capital Group, Inc., Class A * ρ	834,294	13,674,079
Kohlberg Capital Corp.	455,920	4,107,839
Westwood Holdings Group, Inc. +	100,432	4,668,079

		32,085,089

Commercial Banks 6.1%
BancorpSouth, Inc. ρ	950,006	20,235,128
BOK Financial Corp.	83,200	3,328,000
First Citizens Bancshares, Inc., Class A	303,618	42,961,947
IBERIABANK Corp.	70,922	3,651,065
Renasant Corp. ρ	227,795	4,034,249
UMB Financial Corp. ρ	282,819	15,574,842

		89,785,231

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 0.4%
KKR Financial Holdings, LLC	562,224	$5,774,040

Insurance 8.3%
Assured Guaranty, Ltd. ρ	275,637	3,158,800
Brown & Brown, Inc.	102,854	1,807,145
Delphi Financial Group, Inc., Class A	150,343	3,751,058
Endurance Specialty Holdings, Ltd. ρ	904,522	27,678,373
Hilb, Rogal & Hobbs Co.	827,276	35,862,415
IPC Holdings, Ltd. ρ	799,077	25,650,372
Phoenix Cos., Inc.	654,735	6,370,571
Stewart Information Services Corp.	1,074,283	18,756,981

		123,035,715

Real Estate Investment Trusts 0.1%
Deerfield Capital Corp. ρ	1,800,898	1,098,548

Real Estate Management & Development 0.2%
Forest City Enterprises, Inc., Class A	130,941	3,413,632

Thrifts & Mortgage Finance 1.9%
NewAlliance Bancshares, Inc. ρ	2,174,370	28,223,323

HEALTH CARE 2.9%
Health Care Equipment & Supplies 0.7%
Edwards Lifesciences Corp. * ρ	110,639	6,934,853
ICU Medical, Inc. *	69,100	1,964,513
Syneron Medical, Ltd. *	77,509	1,088,226

		9,987,592

Health Care Providers & Services 1.1%
AMN Healthcare Services, Inc. *	554,903	10,487,667
Cross Country Healthcare, Inc. *	385,529	6,149,187

		16,636,854

Life Sciences Tools & Services 0.6%
Cambrex Corp.	1,033,307	7,863,466

Pharmaceuticals 0.5%
Alpharma, Inc., Class A * ρ	345,342	7,842,717

INDUSTRIALS 18.8%
Aerospace & Defense 0.8%
GenCorp, Inc. * ρ	1,436,620	12,038,875

Building Products 2.0%
Apogee Enterprises, Inc.	535,375	9,251,280
Quanex Building Products Corp.	925,161	14,247,480
Simpson Manufacturing Co. ρ	269,539	6,471,631

		29,970,391

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 5.4%
ACCO Brands Corp. *	357,998	$3,068,043
Courier Corp.	344,426	5,848,354
Deluxe Corp.	155,287	2,220,604
Heidrick & Struggles International, Inc.	634,211	17,986,224
Korn/Ferry International * ρ	658,099	11,516,733
Monster Worldwide, Inc. * ρ	564,356	10,011,675
Viad Corp. ρ	928,911	28,313,207

		78,964,840

Electrical Equipment 2.6%
Acuity Brands, Inc.	15,505	633,534
Belden, Inc. ρ	527,930	19,491,176
Franklin Electric Co., Inc. ρ	421,514	17,497,046

		37,621,756

Machinery 6.4%
Briggs & Stratton Corp. ρ	376,658	5,099,949
Crane Co.	275,048	9,764,204
EnPro Industries, Inc. * ρ	311,582	11,220,068
Kadant, Inc. * +	1,011,988	21,646,424
Mueller Industries, Inc.	1,685,569	43,268,528
Toro Co. ρ	119,546	3,891,222

		94,890,395

Marine 0.1%
TBS International, Ltd., Class A *	40,800	1,490,832

Road & Rail 1.5%
Arkansas Best Corp. ρ	471,685	17,518,381
Werner Enterprises, Inc. ρ	212,640	5,062,958

		22,581,339

INFORMATION TECHNOLOGY 12.7%
Communications Equipment 1.1%
Avocent Corp. *	153,932	3,660,503
Black Box Corp.	239,872	7,124,198
NETGEAR, Inc. *	391,375	5,929,331

		16,714,032

Computers & Peripherals 4.7%
Adaptec, Inc. *	3,271,761	11,941,928
Electronics for Imaging, Inc. *	701,821	9,832,512
Imation Corp.	2,073,094	39,513,172
Quantum Corp. * ρ	4,240,791	6,954,897
Silicon Graphics, Inc. * ρ	238,639	1,758,769

		70,001,278

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 2.3%
AVX Corp.	775,095	$7,805,207
Benchmark Electronics, Inc. *	271,483	3,974,511
Coherent, Inc. *	219,281	7,565,195
Orbotech, Ltd. *	876,094	10,302,865
Technitrol, Inc.	271,749	3,809,921

		33,457,699

Internet Software & Services 0.2%
Bankrate, Inc. * ρ	9,846	309,657
EarthLink, Inc. *	235,801	2,122,209

		2,431,866

IT Services 0.1%
Gevity HR, Inc.	257,065	1,915,134

Semiconductors & Semiconductor Equipment 2.9%
ANADIGICS, Inc. *	336,318	2,007,818
Cabot Microelectronics Corp. * ρ	295,536	11,537,725
DSP Group, Inc. *	855,980	6,043,219
Exar Corp. * ρ	934,557	7,196,089
Lattice Semiconductor Corp. *	2,446,463	5,920,440
Standard Microsystems Corp. *	246,369	6,533,706
Trident Microsystems, Inc. *	551,715	1,638,594
Zoran Corp. *	206,539	1,708,078

		42,585,669

Software 1.4%
Borland Software Corp. * ρ	3,034,564	4,703,574
Corel Corp. *	786,836	7,671,651
Novell, Inc. *	1,593,459	8,875,567

		21,250,792

MATERIALS 4.9%
Chemicals 1.8%
A. Schulman, Inc.	563,378	13,087,271
American Pacific Corp. * +	360,844	5,953,926
Arch Chemicals, Inc. ρ	255,223	8,192,658

		27,233,855

Containers & Packaging 0.4%
Packaging Corporation of America	235,522	6,010,522

Paper & Forest Products 2.7%
Glatfelter	587,197	8,584,820
Neenah Paper, Inc. ρ	994,862	18,584,022
Schweitzer-Mauduit International, Inc.	670,610	12,480,052

		39,648,894

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

July 31, 2008

	Shares	Value

COMMON STOCKS continued
UTILITIES 5.2%
Electric Utilities 4.2%
Allete, Inc. ρ	1,013,605	$43,139,029
El Paso Electric Co. *	925,555	19,121,966

		62,260,995

Gas Utilities 1.0%
Atmos Energy Corp. ρ	581,332	15,387,858

Total Common Stocks (cost $1,521,076,705)		1,334,870,775

EXCHANGE TRADED FUND 0.4%
iShares Russell 2000 Value Index Fund ρ (cost $4,990,213)	73,912	5,241,839

	Principal Amount	Value

OTHER 0.4%
Gryphon Funding, Ltd., Private Placement Pass-Through Notes ρρ + ☐ (cost $6,029,695)	$12,680,748	6,370,808

SHORT-TERM INVESTMENTS 29.7%
CORPORATE BONDS 0.5%
Consumer Finance 0.5%
White Pine Finance, LLC, FRN, SIV, 0.00%, 3/17/2008 ρρ + ☐ •	10,000,000	7,800,000

	Shares	Value

MUTUAL FUND SHARES 29.2%
BGI Prime Money Market Fund, Premium Shares, 2.51% ρρ q	71,812,510	71,812,510
BlackRock Liquidity TempFund, Institutional Class, 2.52% ρρ q	71,524,900	71,524,900
Evergreen Institutional Money Market Fund, Class I, 2.54% ρρ q ø	214,863,071	214,863,071
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.64% ρρ q	73,203,604	73,203,604

		431,404,085

Total Short-Term Investments (cost$441,404,085)		439,204,085

Total Investments (cost $1,973,500,698) 120.7%		1,785,687,507
Other Assets and Liabilities (20.7%)		(306,411,743)

Net Assets 100.0%		$1,479,275,764

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

July 31, 2008

ρ	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security. The issuer has declared an event of insolvency prior to its maturity.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

FRN	Floating Rate Note
SIV	Structured Investment Vehicle

The following table shows the percent of total long-term investments by sector as of July 31, 2008:

Financials	21.1%
Industrials	20.7%
Consumer Discretionary	15.0%
Information Technology	14.1%
Energy	8.9%
Utilities	5.8%
Consumer Staples	5.4%
Materials	5.4%
Health Care	3.2%
Other	0.4%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

Assets
Investments in securities, at value (cost $1,758,637,627) including $310,552,604 of securities loaned	$1,570,824,436
Investments in affiliated money market fund, at value (cost $214,863,071)	214,863,071

Total investments	1,785,687,507
Receivable for securities sold	45,415,551
Receivable for Fund shares sold	3,262,450
Dividends receivable	1,068,936
Receivable for securities lending income	287,286
Prepaid expenses and other assets	17,686

Total assets	1,835,739,416

Liabilities
Payable for securities purchased	20,605,415
Payable for Fund shares redeemed	1,568,400
Payable for securities on loan	333,993,355
Advisory fee payable	30,254
Distribution Plan expenses payable	8,429
Due to custodian	26,319
Due to other related parties	16,276
Accrued expenses and other liabilities	215,204

Total liabilities	356,463,652

Net assets	$1,479,275,764

Net assets represented by
Paid-in capital	$1,681,612,094
Undistributed net investment income	6,920,533
Accumulated net realized losses on investments	(21,443,672)
Net unrealized losses on investments	(187,813,191)

Total net assets	$1,479,275,764

Net assets consists of
Class A	$598,655,599
Class B	91,048,997
Class C	61,306,667
Class I	722,785,507
Class R	5,478,994

Total net assets	$1,479,275,764

Shares outstanding (unlimited number of shares authorized)
Class A	31,873,519
Class B	5,082,155
Class C	3,409,393
Class I	38,141,624
Class R	294,520

Net asset value per share
Class A	$18.78
Class A — Offering price (based on sales charge of 5.75%)	$19.93
Class B	$17.92
Class C	$17.98
Class I	$18.95
Class R	$18.60

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended July 31, 2008

Investment income
Dividends	$29,414,657
Income from affiliate	4,757,336
Securities lending	3,256,765

Total investment income	37,428,758

Expenses
Advisory fee	14,486,291
Distribution Plan expenses
Class A	1,892,087
Class B	1,248,718
Class C	905,176
Class R	32,025
Administrative services fee	1,833,257
Transfer agent fees	3,145,202
Trustees’ fees and expenses	40,884
Printing and postage expenses	203,198
Custodian and accounting fees	464,444
Registration and filing fees	54,811
Professional fees	82,297
Other	34,414

Total expenses	24,422,804
Less: Expense reductions	(73,885)
Fee waivers	(832,185)

Net expenses	23,516,734

Net investment income	13,912,024

Net realized and unrealized gains or losses on investments
Net realized gains on investments	60,506,798
Net change in unrealized gains or losses on investments	(377,649,824)

Net realized and unrealized gains or losses on investments	(317,143,026)

Net decrease in net assets resulting from operations	$(303,231,002)

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2008		2007

Operations
Net investment income		$13,912,024		$26,982,867
Net realized gains on investments		60,506,798		396,115,412
Net change in unrealized gains or losses on investments		(377,649,824)		(112,375,522)

Net increase (decrease) in net assets resulting from operations		(303,231,002)		310,722,757

Distributions to shareholders from
Net investment income
Class A		(9,958,621)		(3,754,846)
Class B		(409,363)		0
Class C		(224,396)		0
Class I		(13,513,724)		(7,252,380)
Class R		(65,026)		(12,022)
Net realized gains
Class A		(144,060,915)		(157,437,138)
Class B		(25,609,881)		(30,313,852)
Class C		(19,260,967)		(23,657,403)
Class I		(158,062,068)		(179,101,506)
Class R		(1,179,159)		(1,161,420)

Total distributions to shareholders		(372,344,120)		(402,690,567)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	4,704,728	100,656,899	5,902,093	168,072,944
Class B	100,534	2,108,396	161,410	4,389,045
Class C	200,252	4,075,553	257,074	6,905,677
Class I	9,321,765	203,174,224	8,129,152	233,486,496
Class R	72,453	1,495,960	61,530	1,721,789

		311,511,032		414,575,951

Net asset value of shares issued in reinvestment of distributions
Class A	6,858,427	144,328,244	5,632,329	152,126,906
Class B	1,193,467	23,877,476	1,065,022	27,669,283
Class C	781,578	15,684,550	725,716	18,897,581
Class I	6,593,902	140,148,123	5,090,146	138,668,076
Class R	50,434	1,050,139	36,422	975,196

		325,088,532		338,337,042

Automatic conversion of Class B shares to Class A shares
Class A	253,094	5,528,210	250,219	7,148,072
Class B	(264,507)	(5,528,210)	(259,428)	(7,148,072)

		0		0

Payment for shares redeemed
Class A	(15,150,351)	(331,154,886)	(8,918,960)	(254,766,289)
Class B	(2,202,325)	(45,372,730)	(1,200,969)	(33,135,880)
Class C	(2,573,793)	(54,511,749)	(947,665)	(26,128,872)
Class I	(16,651,897)	(377,644,391)	(11,664,769)	(335,944,923)
Class R	(114,506)	(2,490,041)	(58,299)	(1,668,349)

		(811,173,797)		(651,644,313)

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended July 31,

	2008	2007

Capital share transactions continued
Net increase (decrease) in net assets resulting from capital share transactions	$(174,574,233)	$101,268,680

Total increase (decrease) in net assets	(850,149,355)	9,300,870
Net assets
Beginning of period	2,329,425,119	2,320,124,249

End of period	$1,479,275,764	$2,329,425,119

Undistributed net investment income	$6,920,533	$17,393,988

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Special Values Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shares of the Fund are only available for purchase by existing shareholders holding accounts directly with the Fund or through certain financial intermediaries, retirement plans or plan providers.

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

26

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all

27

NOTES TO FINANCIAL STATEMENTS continued

financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after July 31, 2004.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividends paid through share redemptions. During the year ended July 31, 2008, the following amounts were reclassified:

Paid-in capital	$ 25,594,838
Undistributed net investment income	(214,349)
Accumulated net realized losses on investments	(25,380,489)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Special Values Fund, increase. For the year ended July 31, 2008, the advisory fee was equivalent to 0.79% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $832,185.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The

28

NOTES TO FINANCIAL STATEMENTS continued

administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended July 31, 2008, the administration services fee was equivalent to 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended July 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.17% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2008, the Fund paid brokerage commissions of $238,963 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of the class.

For the year ended July 31, 2008, EIS received $7,898 from the sale of Class A shares and $4,845, $221,311 and $4,816 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $829,016,414 and $1,260,437,456, respectively, for the year ended July 31, 2008.

During the year ended July 31, 2008, the Fund loaned securities to certain brokers and earned $409,524 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At July 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $310,552,604 and $333,993,355, respectively.

29

NOTES TO FINANCIAL STATEMENTS continued

On July 31, 2008, the aggregate cost of securities for federal income tax purposes was $1,984,833,189. The gross unrealized appreciation and depreciation on securities based on tax cost was $124,637,319 and $323,783,001, respectively, with a net unrealized depreciation of $199,145,682.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2008, the Fund incurred and will elect to defer post-October losses of $10,209,251.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed			Temporary
Ordinary	Long-term	Unrealized	Post-October	Book/Tax
Income	Capital Gain	Depreciation	Losses	Differences

$6,981,026	$98,070	$199,145,682	$10,209,251	$(60,493)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and deferred losses on restructured securities. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended July 31,

	2008	2007

Ordinary Income	$48,954,781	$40,499,970
Long-term Capital Gain	323,389,339	362,190,597

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain

30

NOTES TO FINANCIAL STATEMENTS continued

Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended July 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

31

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period .. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Special Values Fund, a series of the Evergreen Equity Trust, as of July 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Special Values Fund as of July 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2008

33

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $323,389,339 for the fiscal year ended July 31, 2008.

For corporate shareholders, 68.64% of ordinary income dividends paid during the fiscal year ended July 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2008, the Fund designates 52.75% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

34

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

567510 rv5 09/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the twelve series of the Registrant’s annual financial statements for the fiscal years ended July 31, 2008 and July 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007
Audit fees	$295,900	$ 202,400 *
Audit-related fees (1)	0	24,200 *
Tax fees (2)	36,500	26,700 *
Non-audit fees (3)	962,374	1,008,367
All other fees	0	0
Total fees	$1,294,774	$ 1,261,667
(1)	Audit-related fees consists primarily of fees for merger activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

*	Includes 9/30/2007 amount for Enhanced S&P 500 Fund

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust
By:
Dennis H. Ferro Principal Executive Officer

Date: September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
Dennis H. Ferro Principal Executive Officer

Date: September 29, 2008

By:
Jeremy DePalma Principal Financial Officer

Date: September 29, 2008